SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
REGISTRATION NO. 2-57209
POST-EFFECTIVE AMENDMENT NO. 57
and
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
REGISTRATION NO. 811-2679
AMENDMENT NO. 53
DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(1-520-434-3771)

Agents For Service:	Thomas D. Tays, Esq.
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85706
(520) 434-3771
-or-
Arthur Don
Greenberg Traurig LLP
77 West Wacker Drive
Suite 3100
Chicago, IL 60601
(312) 456-8438
It is proposed that this filing will become effective:
☐ Immediately upon filing pursuant to paragraph (b)
☑ On May 1, 2010 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)
☐ On___, pursuant to paragraph (a) of Rule 485
☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐ On___, pursuant to paragraph (a)(2) of Rule 485

Title of Securities Being Registered:	Common Stock of:
1. Davis Opportunity Fund
2. Davis Financial Fund
3. Davis Real Estate Fund
4. Davis Appreciation & Income Fund
5. Davis Government Bond Fund
6. Davis Government Money Market Fund

EXPLANATORY NOTE
This Post-Effective Amendment No. 57 to the Registration Statement contains:
Davis Series Statutory Prospectus
Davis Series SAI
Part C and Signature Pages
Exhibits:

Davis Series, Inc.
PROSPECTUS
May 1, 2010

	Class A	Class B	Class C	Class Y
Davis Opportunity Fund	RPEAX	RPFEX	DGOCX	DGOYX
Davis Financial Fund	RPFGX	DFIBX	DFFCX	DVFYX
Davis Appreciation & Income Fund	RPFCX	DCSBX	DCSCX	DCSYX
Davis Real Estate Fund	RPFRX	DREBX	DRECX	DREYX
Davis Government Bond Fund	RFBAX	VRPFX	DGVCX	DGVYX
Davis Government Money Market Fund RPGXX for all share classes
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

LOGO OVER 40 YEARS OF RELIABLE INVESTING™

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.
No financial adviser, dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the funds, the funds’ investment adviser or the funds’ distributor.
This prospectus does not constitute an offer by the funds or by the funds’ distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the funds to make such an offer.

Table of Contents

4	Fund Summaries
4	Davis Opportunity Fund
9	Davis Financial Fund
Davis Appreciation & Income Fund
Davis Real Estate Fund
Davis Government Bond Fund
Davis Government Money Market Fund
Investment Objective
Fees and Expenses of the Fund
Portfolio Turnover
Principal Investment Strategies
Principal Risks
Investment Results
Investment Adviser
Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries

36	Investment Objectives, Principal Strategies and Principal Risks

50	Additional Information About Performance

51	Non-Principal Investment Strategies

52	Management and Organization
Portfolio Managers

55	Shareholder Information
Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents
How Your Shares Are Valued
Portfolio Holdings
How the Fund Pays Earnings
Dividends and Distributions
Federal Income Taxes
Fees and Expenses of the Fund
Fees Paid to Dealers and Other Financial Intermediaries

61	How to Choose A Share Class
Class A Shares
Class B Shares
Class C Shares
Deferred Sales Charge
Class Y Shares

68	How to Open An Account
Two Ways You Can Open An Account
Anti-Money Laundering Compliance
Retirement Plan Accounts

69	How to Buy, Sell and Exchange Shares
Right to Reject or Restrict any Purchase or Exchange Order
Four Ways to Buy, Sell and Exchange Shares
When Your Transactions Are Processed
Buying More Shares
Selling Shares
Exchanging Shares
Frequent Purchases and Redemptions of Fund Shares
Telephone Transactions
Internet Transactions

79	Financial Highlights

B/C	Obtaining Additional Information

Davis Opportunity Fund
Investment Objective
Davis Opportunity Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Davis Opportunity Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Davis Opportunity Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Davis Funds. More information about these and other discounts is available from your financial professional and in the “How to Choose a Share Class, Class A shares” section of the fund’s statutory prospectus on page 28 and in the “Selecting the Appropriate Class of Shares” section of the fund’s statement of additional information on page 51.
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
	shares	shares	shares	shares

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares. If you buy Class A shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase)	0.50%	4.00%	1.00%	None

Redemption Fee (as a percentage of total redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
	shares	shares	shares	shares

Management Fees (1)	0.55%	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) Fees	0.24%	1.00%	1.00%	0.00%
Other Expenses	0.31%	0.49%	0.34%	0.19%

Total Annual Operating Expenses	1.10%	2.04%	1.89%	0.74%

(1)	Management fees have been revised because on July 1, 2009, management fees were reduced by eliminating all management fee breakpoints in excess of 0.55%.

Example
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
This Example assumes that you invest $10,000 in the Davis Opportunity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the fund’s operating expenses remain the same. Class B shares’ expenses for the 10 year period include three years of Class A shares’ expenses since Class B shares automatically convert to Class A shares after seven years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years

Class A shares	$582	$808	$1,052	$1,752
Class B shares	$607	$940	$1,298	$2,013
Class C shares	$292	$594	$1,021	$2,212
Class Y shares	$76	$237	$411	$918

You would pay the following expenses if you did not
redeem your shares:	1 Year	3 Years	5 Years	10 Years

Class A shares	$582	$808	$1,052	$1,752
Class B shares	$207	$640	$1,098	$2,013
Class C shares	$192	$594	$1,021	$2,212
Class Y shares	$76	$237	$411	$918
Portfolio Turnover
The Davis Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
Davis Selected Advisers, L.P., (“Davis Advisors” or the “Adviser”) the fund’s investment adviser, uses the Davis Investment Discipline to invest Davis Opportunity Fund’s assets in a diversified portfolio of common stock issued by companies across the spectrum of market capitalizations. While the fund invests primarily in U.S. companies, it may also invest in foreign companies.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks equity securities which can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive.

Principal Risks of Investing in the Davis Opportunity Fund
Investors in Davis Opportunity Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The principal risks of investing in the fund are:
Market risk: The market value of shares of common stock can change rapidly and unpredictably and have the potential for loss.
Company risk: Common stock represents ownership positions in companies. Over time, the market value of a common stock should reflect the success or failure of the company issuing the stock.
Under $10 Billion Market Capitalization risk: Small- and mid-size companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.
Foreign Country risk: Foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.
Headline risk: The fund may make such investments when a company becomes the center of controversy after receiving adverse media attention. While Davis Advisors researches companies subject to such contingencies, they cannot be correct every time, and the company’s stock may never recover.
Fees and Expenses risk: All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund. A low return environment, or a bear market, increases the risk that a shareholder may lose money.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Performance Results
The bar chart below provides some indication of the risks of investing in the Davis Opportunity Fund by showing how the fund’s investment results have varied from year to year. The following table shows how the fund’s average annual total returns for various periods compare with those of the Russell 3000® Index. Investments in initial public offerings (IPOs) had a favorable impact on Davis Opportunity Fund’s performance in 1999 and 2000. This was a time when the IPO market was very active. No assurance can be given that Davis Opportunity Fund will continue to invest in IPOs to the same extent in the future or that such investments would be profitable. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated information on the fund’s results can be obtained by visiting www.davisfunds.com or by calling 1-800-279-0279.
After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement accounts.

Calendar year total returns for Class A shares
(Results do not include a sales charge; if a sales charge were included, results would be lower.)
Davis Opportunity Fund
Annual Total Returns for Class A Shares
for the years ended December 31

Year	Return

2000	11.49
2001	(8.06)
2002	(13.56)
2003	40.88
2004	13.34
2005	8.33
2006	17.59
2007	(1.42)
2008	(44.71)
2009	44.81
Highest/Lowest quarterly results during this time period were:

Highest	25.18% for the quarter ended June 30, 2003

Lowest	(24.35)% for the quarter ended December 31, 2008
Davis Opportunity Fund Average Annual Total Returns
for the periods ended December 31, 2009 (with maximum sales charge)

	Past 1	Past 5	Past 10
	Year	Years	Years

Class A shares return before taxes	37.97%	(0.87)%	3.08%

Class A shares return after taxes on distributions	37.89%	(1.34)%	2.10%

Class A shares return after taxes on distributions and sale of fund shares	24.79%	(0.70)%	2.28%

Class B shares return before taxes	39.42%	(1.07)%	2.99%

Class C shares return before taxes	42.65%	(0.66)%	2.75%

Class Y shares return before taxes	45.31%	0.42%	3.92%

Russell 3000® Index reflects no deduction for fees, expenses or taxes	28.34%	0.76%	(0.20)%

Investment Adviser
Davis Selected Advisers, L.P. which serves as Davis Opportunity Fund’s investment adviser uses a system of multiple portfolio managers in managing the fund’s assets.
Sub-Adviser
Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the Adviser, serves as the fund’s sub-adviser.
Portfolio Managers

Primary Title with
Investment Adviser or
Portfolio Managers	Experience with this Fund	Sub-Adviser

Dwight Blazin	Since December 2001	Vice President
Davis Selected Advisers-NY, Inc.

Stephen Chen	Since February 2003	Vice President
Davis Selected Advisers-NY, Inc.

Christopher Davis	Since January 1999	Chairman
Davis Selected Advisers, L.P.

Danton Goei	Since December 2001	Vice President
Davis Selected Advisers-NY, Inc.

Tania Pouschine	Since July 2003	Vice President
Davis Selected Advisers-NY, Inc.
Purchase and Sale of Fund Shares

	Class A, B and C shares	Class Y shares

Minimum Initial Investment	$1,000	$5,000,000	(1)
Minimum Additional Investment	$25	$25

(1)	Class Y shares may only be purchased by certain institutions. The minimum investment may vary depending on the type of institution.
You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406, telephoning 1-800-279-0279 or accessing Davis Funds’ website (www.davisfunds.com).
Tax Information
Distributions may be taxed as ordinary income or capital gains by federal, state and local authorities.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Davis Opportunity Fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Davis Financial Fund
Investment Objective
Davis Financial Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Davis Financial Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Davis Financial Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Davis Funds. More information about these and other discounts is available from your financial professional and in the “How to Choose a Share Class, Class A shares” section of the fund’s statutory prospectus on page 28 and in the “Selecting the Appropriate Class of Shares” section of the fund’s statement of additional information on page 51.
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
	shares	shares	shares	shares

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares. If you buy Class A shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase)	0.50%	4.00%	1.00%	None

Redemption Fee (as a percentage of total redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
	shares	shares	shares	shares

Management Fees(1)	0.55%	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) Fees	0.20%	1.00%	1.00%	0.00%
Other Expenses	0.24%	0.58%	0.34%	0.34%

Total Annual Operating Expenses	0.99%	2.13%	1.89%	0.89%

(2)	Management fees have been revised because on July 1, 2009, management fees were reduced by eliminating all management fee breakpoints in excess of 0.55%.

Example
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
This Example assumes that you invest $10,000 in the Davis Financial Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the fund’s operating expenses remain the same. Class B shares’ expenses for the 10 year period include three years of Class A shares’ expenses since Class B shares automatically convert to Class A shares after seven years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years

Class A shares	$571	$775	$996	$1,630
Class B shares	$616	$967	$1,344	$2,033
Class C shares	$292	$594	$1,021	$2,212
Class Y shares	$91	$284	$493	$1,096

You would pay the following expenses if you did not redeem your shares:	1 Year	3 Years	5 Years	10 Years

Class A shares	$571	$775	$996	$1,630
Class B shares	$216	$667	$1,144	$2,033
Class C shares	$192	$594	$1,021	$2,212
Class Y shares	$91	$284	$493	$1,096
Portfolio Turnover
The Davis Financial Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies
Davis Selected Advisers, L.P., (“Davis Advisors” or the “Adviser”) the fund’s investment adviser, uses the Davis Investment Discipline to invest at least 80% of the fund’s net assets, plus any borrowing for investment purposes, in common stock issued by companies principally engaged in the financial services sector. The fund invests across the spectrum of market capitalizations. While the fund invests primarily in U.S. companies, it may also invest in foreign companies.
A company is principally engaged in financial services if it owns financial services-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks equity securities which can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive.
Principal Risks of Investing in the Davis Financial Fund
Investors in Davis Financial Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The principal risks of investing in the fund are:
Market risk: The market value of shares of common stock can change rapidly and unpredictably and have the potential for loss.
Company risk: Common stock represents ownership positions in companies. Over time, the market value of a common stock should reflect the success or failure of the company issuing the stock.
Concentrated Portfolio risk: The fund invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its target sector.
Financial Services risk: Investing in the financial services sector may cause the fund to be more sensitive to problems affecting financial companies.
Focused Portfolio risk: Funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the value of the fund’s total portfolio.
Under $10 Billion Market Capitalization risk: Small- and mid-size companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.
Foreign Country risk: Foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.
Headline risk: The fund may make such investments when a company becomes the center of controversy after receiving adverse media attention. While Davis Advisors researches companies subject to such contingencies, they cannot be correct every time, and the company’s stock may never recover.
Interest Rate Sensitivity: Interest rates may have a powerful influence on the earnings of financial institutions.
Credit risk: Financial institutions are often highly leveraged and may not be unable to make timely payments of interest and principal.
Fees and Expenses risk: All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund. A low return environment, or a bear market, increases the risk that a shareholder may lose money.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance Results
The bar chart below provides some indication of the risks of investing in the Davis Financial Fund by showing how the fund’s investment results have varied from year to year. The following table shows how the fund’s average annual total returns for various periods compare to those of the S&P 500® Index. In 2009, the fund received favorable class action settlement from a company which it no longer owns. This settlement had a material impact on the investment performance of the fund in 2009. This was a one-time event that is unlikely to be repeated. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated information on the fund’s results can be obtained by visiting www.davisfunds.com or by calling 1-800-279-0279.
After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement accounts.
Calendar year total returns for Class A shares
(Results do not include a sales charge; if a sales charge were included, results would be lower)
Davis Financial Fund
Annual Total Returns for Class A Shares
for the years ended December 31

Year	Return

2000	32.16
2001	(9.15)
2002	(18.98)
2003	36.86
2004	12.11
2005	8.03
2006	18.74
2007	(5.31)
2008	(45.62)
2009	46.02
Highest/Lowest quarterly results during this time period were:

Highest	28.82% for the quarter ended June 30, 2009

Lowest	(27.10)% for the quarter ended December 31, 2008

Davis Financial Fund Average Annual Total Returns
for the periods ended December 31, 2009 (with maximum sales charge)

	Past 1	Past 5	Past 10
	Year	Years	Years

Class A shares return before taxes	39.11%	(1.68)%	3.21%

Class A shares return after taxes on distributions	39.08%	(2.58)%	2.62%

Class A shares return after taxes on distributions and sale of fund shares	25.45%	(1.40)%	2.75%

Class B shares return before taxes	40.38%	(1.95)%	3.07%

Class C shares return before taxes	43.71%	(1.59)%	2.81%

Class Y shares return before taxes	46.13%	(0.60)%	3.87%

S&P 500® Index reflects no deduction for fees, expenses or taxes	26.46%	0.42%	(0.95)%
Investment Adviser
Davis Selected Advisers, L.P. serves as Davis Financial Fund’s investment adviser.
Sub-Adviser
Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the Adviser, serves as the fund’s sub-adviser.
Portfolio Managers

Primary Title with Investment Adviser
Portfolio Managers	Experience with this Fund	or Sub-Adviser

Kenneth Feinberg	Since May 1997	Vice President
Davis Selected Advisers-NY, Inc.

Charles Cavanaugh	Since May 2007	Vice President
Davis Selected Advisers-NY, Inc.
Purchase and Sale of Fund Shares

	Class A, B and C shares	Class Y shares

Minimum Initial Investment	$1,000	$5,000,000	(1)
Minimum Additional Investment	$25	$25

(2)	Class Y shares may only be purchased by certain institutions. The minimum investment may vary depending on the type of institution.

You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406, telephoning 1-800-279-0279 or accessing Davis Funds’ website (www.davisfunds.com).
Tax Information
Distributions may be taxed as ordinary income or capital gains by federal, state and local authorities.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Davis Financial Fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Davis Real Estate Fund
Investment Objective
Davis Real Estate Fund’s investment objective is total return through a combination of growth and income.
Fees and Expenses of the Davis Real Estate Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Davis Real Estate Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Davis Funds. More information about these and other discounts is available from your financial professional and in the “How to Choose a Share Class, Class A shares” section of the fund’s statutory prospectus on page 28 and in the “Selecting the Appropriate Class of Shares” section of the fund’s statement of additional information on page 51.
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
	shares	shares	shares	shares

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares. If you buy Class A shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase)	0.50%	4.00%	1.00%	None

Redemption Fee (as a percentage of total redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
	shares	shares	shares	shares

Management Fees(1)	0.55%	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) Fees	0.24%	1.00%	1.00%	0.00%
Other Expenses	0.47%	0.82%	0.54%	0.28%

Total Annual Operating Expenses	1.26%	2.37%	2.09%	0.83%

(3)	Management fees have been revised because on July 1, 2009, management fees were reduced by eliminating all management fee breakpoints in excess of 0.55%.

Example
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
This Example assumes that you invest $10,000 in the Davis Real Estate Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the fund’s operating expenses remain the same. Class B shares’ expenses for the 10 year period include three years of Class A shares’ expenses since Class B shares automatically convert to Class A shares after seven years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years

Class A shares	$597	$856	$1,134	$1,925
Class B shares	$640	$1,039	$1,465	$2,299
Class C shares	$312	$655	$1,124	$2,421
Class Y shares	$85	$265	$460	$1,025

You would pay the following expenses if you did not redeem your shares:	1 Year	3 Years	5 Years	10 Years

Class A shares	$597	$856	$1,134	$1,925
Class B shares	$240	$739	$1,265	$2,299
Class C shares	$212	$655	$1,124	$2,421
Class Y shares	$85	$265	$460	$1,025
Portfolio Turnover
The Davis Real Estate Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 64% of the average value of its portfolio.
Principal Investment Strategies
Davis Selected Advisers, L.P., (“Davis Advisors” or the “Adviser”) the fund’s investment adviser, uses the Davis Investment Discipline to invest at least 80% of the fund’s net assets, plus any borrowing for investment purposes, in common stock issued by companies principally engaged in the real estate sector. The fund invests across the spectrum of market capitalizations. While the fund invests primarily in U.S. companies, it may also invest in foreign companies.
A company is principally engaged in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (REITs), brokers, developers, lenders, and companies with substantial real estate holdings such as paper, lumber, hotel, and entertainment companies. Most of Davis Real Estate Fund’s real estate securities are, and will likely continue to be, interests in REITs. REITs pool investors’ funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers.

Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks equity securities which can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive.
Principal Risks of Investing in the Davis Real Estate Fund
Investors in Davis Real Estate Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The principal risks of investing in the fund are:
Market risk: The market value of shares of common stock can change rapidly and unpredictably and have the potential for loss.
Company risk: Common stock represents ownership positions in companies. Over time, the market value of a common stock should reflect the success or failure of the company issuing the stock.
Concentrated Portfolio risk: The fund invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its target sector.
Real Estate Portfolio risk: Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including declines in property values, increases in property taxes, operating expenses, interest rates or competition, overbuilding, changes in zoning laws, or losses from casualty or condemnation.
Focused Portfolio risk: Funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the value of the fund’s total portfolio.
Under $10 Billion Market Capitalization risk: Small- and mid-size companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.
Foreign Country risk: Foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.
Headline risk: The fund may make such investments when a company becomes the center of controversy after receiving adverse media attention. While Davis Advisors researches companies subject to such contingencies, they cannot be correct every time, and the company’s stock may never recover.

Variable current income: The income which the fund pays to investors is not stable.
Fees and Expenses risk: All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund. A low return environment, or a bear market, increases the risk that a shareholder may lose money.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Performance Results
The bar chart below provides some indication of the risks of investing in the Davis Real Estate Fund by showing how the fund’s investment results have varied from year to year. The following table shows how the fund’s average annual total returns for various periods compare to those of the S&P 500® Index and of the Wilshire U.S. Real Estate Securities Index. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated information on the fund’s results can be obtained by visiting www.davisfunds.com or by calling 1-800-279-0279.
After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement accounts.
Calendar year total returns for Class A shares
(Results do not include a sales charge; if a sales charge were included, results would be lower)
Davis Real Estate Fund
Annual Total Returns for Class A Shares
for the years ended December 31

Year	Return

2000	25.76
2001	5.66
2002	5.89
2003	37.52
2004	33.22
2005	12.76
2006	34.58
2007	(14.87)
2008	(46.89)
2009	31.72
Highest/Lowest quarterly results during this time period were:

Highest	32.10% for the quarter ended June 30, 2009

Lowest	(42.31)% for the quarter ended December 31, 2008

Davis Real Estate Fund Average Annual Total Returns
for the periods ended December 31, 2009 (with maximum sales charge)

	Past 1	Past 5	Past 10
	Year	Years	Years

Class A shares return before taxes	25.48%	(2.95)%	8.30%
Class A shares return after taxes on distributions	24.78%	(4.82)%	6.57%
Class A shares return after taxes on distributions and sale of fund shares	16.46%	(2.29)%	6.98%
Class B shares return before taxes	26.38%	(3.07)%	8.23%
Class C shares return before taxes	29.70%	(2.76)%	8.00%
Class Y shares return before taxes	32.37%	(1.65)%	9.23%
S&P 500® Index reflects no deduction for fees, expenses or taxes	26.46%	0.42%	(0.95)%
Wilshire U.S. Real Estate Securities Index reflects no deduction for fees, expenses or taxes	29.20%	(0.23)%	10.47%
Davis Real Estate Fund 30-Day SEC Yield, Class A Shares
as of December 31, 2009

30-Day SEC Yield	1.36%
You can obtain Davis Real Estate Fund’s most recent 30-day SEC Yield by calling Investor Services toll-free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
Investment Adviser
Davis Selected Advisers, L.P. serves as Davis Real Estate Fund’s investment adviser.
Sub-Adviser
Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the Adviser, serves as the fund’s sub-adviser.
Portfolio Managers

Primary Title with Investment
Portfolio Managers	Experience with this Fund	Adviser or Sub-Adviser

Andrew Davis	Since January 1994	President Davis Selected Advisers, L.P.
Chandler Spears	Since August 2002	Vice President Davis Selected Advisers-NY, Inc.

Purchase and Sale of Fund Shares

	Class A, B and C shares	Class Y shares

Minimum Initial Investment	$1,000	$5,000,000	(1)
Minimum Additional Investment	$25	$25

(3)	Class Y shares may only be purchased by certain institutions. The minimum investment may vary depending on the type of institution.
You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406, telephoning 1-800-279-0279 or accessing Davis Funds’ website (www.davisfunds.com).
Tax Information
Distributions may be taxed as ordinary income or capital gains by federal, state and local authorities.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Davis Real Estate Fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Davis Appreciation & Income Fund
Investment Objective
Davis Appreciation & Income Fund’s investment objective is total return through a combination of growth and income.
Fees and Expenses of the Davis Appreciation & Income Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Davis Appreciation & Income Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Davis Funds. More information about these and other discounts is available from your financial professional and in the “How to Choose a Share Class, Class A shares” section of the fund’s statutory prospectus on page 28 and in the “Selecting the Appropriate Class of Shares” section of the fund’s statement of additional information on page 51.
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
	shares	shares	shares	shares

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares. If you buy Class A shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase)	0.50%	4.00%	1.00%	None

Redemption Fee (as a percentage of total redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
	shares	shares	shares	shares

Management Fees(1)	0.55%	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) Fees	0.20%	1.00%	1.00%	0.00%
Other Expenses	0.23%	0.36%	0.26%	0.17%

Total Annual Operating Expenses	0.98%	1.91%	1.81%	0.72%

(4)	Management fees have been revised because on July 1, 2009, management fees were reduced by eliminating all management fee breakpoints in excess of 0.55%.

Example
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Davis Appreciation & Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the fund’s operating expenses remain the same. Class B shares’ expenses for the 10 year period include three years of Class A shares’ expenses since Class B shares automatically convert to Class A shares after seven years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years

Class A shares	$570	$772	$991	$1,619
Class B shares	$594	$900	$1,232	$1,876
Class C shares	$284	$569	$980	$2,127
Class Y shares	$74	$230	$401	$894

You would pay the following expenses if you did not redeem your shares:	1 Year	3 Years	5 Years	10 Years

Class A shares	$570	$772	$991	$1,619
Class B shares	$194	$600	$1,032	$1,876
Class C shares	$184	$569	$980	$2,127
Class Y shares	$74	$230	$401	$894
Portfolio Turnover
The Davis Appreciation & Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
Davis Selected Advisers, L.P., (“Davis Advisors” or the “Adviser”) the fund’s investment adviser, uses the Davis Investment Discipline to invest Davis Appreciation & Income Fund’s assets in a diversified portfolio of convertible securities, common stock, bonds, and cash. The fund invests its assets in a diversified portfolio of companies across the spectrum of market capitalizations. While the fund invests primarily in U.S. companies, it may also invest in foreign companies.
The fund’s investments in common stock issued by companies across the spectrum of market capitalizations are purchased primarily for their growth potential. Fixed income securities, including both investment grade and high-yield, high-risk debt securities, are purchased both for current income and to provide diversification. Convertible securities, which include both preferred stock and bonds, may be “converted” into common stock if the company grows, offer both growth potential, some income, and may provide downside protection. In the current market, Davis Advisors’ portfolio managers expect to continue investing a significant portion of the fund’s assets in convertible securities.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks equity securities which can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive.
Principal Risks of Investing in the Davis Appreciation & Income Fund
Investors in Davis Appreciation & Income Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The principal risks of investing in the fund are:
Market risk: The market value of shares of common stock can change rapidly and unpredictably and have the potential for loss.
Company risk: Common stock represents ownership positions in companies. Over time, the market value of a common stock should reflect the success or failure of the company issuing the stock.
Under $10 Billion Market Capitalization risk: Small- and mid-size companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.
Foreign Country risk: Foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.
Headline risk: The fund may make such investments when a company becomes the center of controversy after receiving adverse media attention. While Davis Advisors researches companies subject to such contingencies, they cannot be correct every time, and the company’s stock may never recover.
Interest Rate Sensitivity: If a security pays a fixed interest rate, and market rates increase, the value of the fixed-rate security generally declines.
Extension and Prepayment risk: Extension risk occurs when borrowers maintain their existing mortgages until they come due instead of choosing to prepay them. Prepayment risk occurs when borrowers prepay their mortgages more quickly than usual so that they can refinance at a lower rate. The pace at which borrowers prepay affects the yield and the cash flow to holders of securities and the market value of those securities.
Credit risk: The issuer of a fixed income security may be unable to make timely payments of interest and principal.
Changes in Debt Rating: If a rating agency gives a fixed income security a low rating, the value of the security will decline because investors will demand a higher rate of return.
Variable Current Income: The income which the fund pays to investors is not stable.
Overburdened issuers: Issuers of high-yield, high-risk debt securities are unlikely to have a cushion from which to make their payments when their earnings are poor or when the economy in general is in decline.

Priority: Issuers of high-yield, high-risk debt securities are likely to have a substantial amount of other debt which will be senior to the high-yield, high-risk debt securities. An issuer must be current on its senior obligations before it can pay bondholders.
Difficult to Resell: Many investors simply do not want high-yield, high-risk debt securities, and others are prohibited from buying them.
Fees and Expenses risk: All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund. A low return environment, or a bear market, increases the risk that a shareholder may lose money.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Performance Results
The bar chart below provides some indication of the risks of investing in the Davis Appreciation & Income Fund by showing how the fund’s investment results have varied from year to year. The following table shows how the fund’s average annual total returns for various periods compare to those of the S&P 500® Index. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated information on the fund’s results can be obtained by visiting www.davisfunds.com or by calling 1-800-279-0279.
After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement accounts.
Calendar year total returns for Class A shares
(Results do not include a sales charge; if a sales charge were included, results would be lower)
Davis Appreciation & Income Fund
Annual Total Returns for Class A Shares
for the years ended December 31

Year	Return

2000	(0.97)
2001	(7.56)
2002	(1.21)
2003	26.94
2004	13.08
2005	6.29
2006	15.19
2007	1.30
2008	(41.43)
2009	49.68
Highest/Lowest quarterly results during this time period were:
Highest 23.58% for the quarter ended September 30, 2009
Lowest (28.75)% for the quarter ended December 31, 2008

Davis Appreciation & Income Fund Average Annual Total Returns
for the periods ended December 31, 2009 (with maximum sales charge)

	Past 1	Past 5	Past 10
	Year	Years	Years

Class A shares return before taxes	42.53%	0.71%	3.00%
Class A shares return after taxes on distributions	41.92%	(0.27)%	1.91%
Class A shares return after taxes on distributions and sale of fund shares	27.92%	0.35%	2.08%
Class B shares return before taxes	44.28%	0.46%	2.85%
Class C shares return before taxes	47.36%	0.85%	2.61%
Class Y shares return before taxes	50.05%	1.95%	3.75%
S&P 500® Index reflects no deduction for fees, expenses or taxes	26.46%	0.42%	(0.95)%
Davis Appreciation & Income Fund 30-Day SEC Yield, Class A Shares
as of December 31, 2009

30-Day SEC Yield	1.58%
You can obtain Davis Appreciation & Income Fund’s most recent 30-day SEC Yield by calling Investor Services toll-free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
Investment Adviser
Davis Selected Advisers, L.P. serves as Davis Appreciation & Income Fund’s investment adviser.
Sub-Adviser
Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the Adviser, serves as the fund’s sub-adviser.
Portfolio Managers

Primary Title with
Investment Adviser or
Portfolio Managers	Experience with this Fund	Sub-Adviser

Andrew Davis	Since February 1993	President Davis Selected Advisers, L.P.

Keith Sabol	Since September 2005	Vice President Davis Selected Advisers-NY,Inc.

Purchase and Sale of Fund Shares

	Class A, B and C shares	Class Y shares
Minimum Initial Investment	$1,000	$5,000,000	(1)
Minimum Additional Investment	$25	$25

(4)	Class Y shares may only be purchased by certain institutions. The minimum investment may vary depending on the type of institution.
You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406, telephoning 1-800-279-0279 or accessing Davis Funds’ website (www.davisfunds.com).
Tax Information
Distributions may be taxed as ordinary income or capital gains by federal, state and local authorities.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Davis Appreciation & Income Fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Davis Government Bond Fund
Investment Objective
Davis Government Bond Fund’s investment objective is current income.
Fees and Expenses of the Davis Government Bond Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of Davis Government Bond Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Davis Funds. More information about these and other discounts is available from your financial professional and in the “How to Choose a Share Class, Class A shares” section of the fund’s statutory prospectus on page 28 and in the “Selecting the Appropriate Class of Shares” section of the fund’s statement of additional information on page 51.
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class B	Class C	Class Y
	shares	shares	shares	shares

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares. If you buy Class A shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase)	0.50%	4.00%	1.00%	None

Redemption Fee (as a percentage of total redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class Y
	shares	shares	shares	shares

Management Fees	0.30%	0.30%	0.30%	0.30%
Distribution and/or service (12b-1) Fees	0.18%	1.00%	1.00%	0.00%
Other Expenses	0.24%	0.35%	0.28%	0.34%

Total Annual Operating Expenses	0.72%	1.65%	1.58%	0.64%

Example
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
This Example assumes that you invest $10,000 in the Davis Government Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the fund’s operating expenses remain the same. Class B shares’ expenses for the 10 year period include three years of Class A shares’ expenses since Class B shares automatically convert to Class A shares after seven years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years

Class A shares	$545	$694	$857	$1,327
Class B shares	$568	$820	$1,097	$1,589
Class C shares	$261	$499	$860	$1,878
Class Y shares	$65	$205	$357	$798

You would pay the following expenses if you did not
redeem your shares:	1 Year	3 Years	5 Years	10 Years

Class A shares	$545	$694	$857	$1,327
Class B shares	$168	$520	$897	$1,589
Class C shares	$161	$499	$860	$1,878
Class Y shares	$65	$205	$357	$798
Portfolio Turnover
The Davis Government Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies
Davis Government Bond Fund invests exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities. Under normal circumstances the fund’s portfolio will maintain a weighted average maturity of three years or less.
Principal Risks of Investing in the Davis Government Bond Fund
Investors in Davis Government Bond Fund should have a long-term perspective and be able to tolerate moderate to sharp declines in value. The principal risks of investing in the fund are:
Variable Current Income: The income which the fund pays to investors is not stable.
Interest Rate Sensitivity: If a security pays a fixed interest rate, and market rates increase, the value of the fixed-rate security generally declines.
Extension and Prepayment risk: Extension risk occurs when borrowers maintain their existing mortgages until they come due instead of choosing to prepay them. Prepayment risk occurs when borrowers prepay their mortgages more quickly than usual so that they can refinance at a lower rate. The pace at which borrowers prepay affects the yield and the cash flow to holders of securities and the market value of those securities.
Fees and Expenses risk: All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund. A low return environment, or a bear market, increases the risk that a shareholder may lose money.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Performance Results
The bar chart below provides some indication of the risks of investing in the Davis Government Bond Fund by showing how the fund’s investment results have varied from year to year. The following table shows how the fund’s average annual total returns for various periods compare to those of the Citigroup U.S. Treasury/Agency 1-3 Year Index. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated information on the fund’s results can be obtained by visiting www.davisfunds.com or by calling 1-800-279-0279.
After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement accounts.
Calendar year total returns for Class A shares
(Results do not include a sales charge; if a sales charge were included, results would be lower.)
Davis Government Bond Fund
Annual Total Returns for Class A Shares
for the years ended December 31

Year	Return

2000	9.81
2001	6.27
2002	8.66
2003	0.10
2004	0.17
2005	0.98
2006	3.73
2007	5.45
2008	4.38
2009	3.37
Highest/Lowest quarterly results during this time period were:
Highest quarter            4.51%            September 30, 2001
Lowest quarter            (2.77)% June 30, 2004

Davis Government Bond Fund Average Annual Total Returns
for the periods ended December 31, 2009 (with maximum sales charge)

	Past 1	Past 5	Past 10
	Year	Years	Years

Class A shares return before taxes	(1.51)%	2.57%	3.74%
Class A shares return after taxes on distributions	(2.58)%	1.39%	2.38%
Class A shares return after taxes on distributions and sale of fund shares	(0.99)%	1.49%	2.36%
Class B shares return before taxes	(1.58)%	2.43%	3.72%
Class C shares return before taxes	1.49%	2.76%	3.45%
Class Y shares return before taxes	3.44%	3.64%	4.42%
Citigroup U.S. Treasury/Agency 1-3 Year Index reflects no deduction for fees, expenses or taxes	1.16%	4.16%	4.63%
Davis Government Bond Fund 30-Day SEC Yield, Class A Shares
as of December 31, 2009

30-Day SEC Yield	2.84%
You can obtain Davis Government Bond Fund’s most recent 30-day SEC Yield by calling Investor Services toll-free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
Investment Adviser
Davis Selected Advisers, L.P. serves as Davis Government Bond Fund’s investment adviser.
Sub-Adviser
Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the Adviser, serves as the fund’s sub-adviser.

Portfolio Manager

Primary Title with
Portfolio Manager	Experience with this Fund	Investment Adviser or Sub-Adviser

Creston King	Since August 1999	Vice President

Davis Selected Advisers-NY
Purchase and Sale of Fund Shares

	Class A, B and C shares	Class Y shares
Minimum Initial Investment	$1,000	$5,000,000	(1)
Minimum Additional Investment	$25	$25

(5)	Class Y shares may only be purchased by certain institutions. The minimum investment may vary depending on the type of institution.
You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406, telephoning 1-800-279-0279 or accessing Davis Funds’ website (www.davisfunds.com).
Tax Information
Distributions may be taxed as ordinary income or capital gains by federal, state and local authorities.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Davis Government Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Davis Government Money Market Fund
Investment Objective
Davis Government Money Market Fund’s investment objective is to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.
Fees and Expenses of the Davis Government Money Market Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Davis Government Money Market Fund.
Shareholder Fees
(fees paid directly from your investment)

Class A, Class B, Class C or
Class Y shares

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None

Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares.)	None

Redemption Fee (as a percentage of total redemption proceeds)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class A, Class B, Class C or
Class Y shares

Management Fees	0.49%
Distribution and/or service (12b-1) Fees	0.00%
Other Expenses	0.15%

Total Annual Operating Expenses	0.64%

Less Fee Waiver or Expense Reimbursement(1)	0.43%

Net Expenses	0.21%

(1)	The Adviser is contractually committed to waive fees and/or reimburse the fund’s expenses such that net investment income will not be less than zero until May 1, 2011. After that date, there is no assurance that the Adviser will continue to cap expenses. The expense cap cannot be terminated prior to May 1, 2011, without the consent of the board of directors.

Example
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
This Example assumes that you invest $10,000 in the Davis Government Money Market Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years

Class A, Class B, Class C or Y shares	$65	$205	$357	$798

You would pay the following expenses
if you did not redeem your shares:	1 Year	3 Years	5 Years	10 Years

Class A, Class B, Class C or Y shares	$65	$205	$357	$798
Principal Investment Strategies
The fund is a money market fund that seeks to preserve the value of your investment at $1.00 per share. There can be no guarantee that the fund will be successful in maintaining a $1.00 share price.
Davis Government Money Market Fund invests exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities. The fund seeks to maintain liquidity and preserve capital by carefully monitoring the maturity of its investments. The fund’s portfolio maintains a dollar-weighted average maturity of sixty days or less.
Principal Risks of Investing in the Davis Government Money Market Fund
The principal risks of investing in the fund are:
Variable Current Income: The income which the fund pays to investors is not stable.
Interest Rate Sensitivity: If a security pays a fixed interest rate, and market rates increase, the value of the fixed-rate security generally declines.
Fees and Expenses risk: All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund. A low return environment, or a bear market, increases the risk that a shareholder may lose money.
Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Performance Results
The bar chart below provides some indication of the risks of investing in the Davis Government Money Market Fund by showing how the fund’s investment results have varied from year to year. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated information on the fund’s results can be obtained by visiting davisfunds.com or by calling 1-800-279-0279.

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement accounts.
Calendar year total returns for Class A shares
Davis Government Money Market Fund
Annual Total Returns for Class A, B, C & Y Shares
for the years ended December 31

Year	Return

2000	5.91
2001	3.77
2002	1.38
2003	0.62
2004	0.83
2005	2.68
2006	4.47
2007	4.69
2008	2.26
2009	0.28
Highest/Lowest quarterly results during this time period were:

Highest quarter	1.52%	December 31, 2000

Lowest quarter	0.00%	December 31, 2009
Davis Government Money Market Fund Average Annual Total Returns
for the periods ended December 31, 2009

	Past 1	Past 5	Past 10
	Year	Years	Years

Class A, Class B, Class C or Class Y	0.28%	2.87%	2.68%
Davis Government Money Market Fund 7-Day SEC Yield, Class A, B, C & Y Shares
as of December 31, 2009

7-Day SEC Yield	0.00%
You can obtain Davis Government Money Market Fund’s most recent 7-day SEC Yield by calling Investor Services toll-free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
Investment Adviser
Davis Selected Advisers, L.P. serves as Davis Government Money Market Fund’s investment adviser.

Sub-Adviser
Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the Adviser, serves as the fund’s sub-adviser.
Portfolio Manager

Primary Title with Investment
Portfolio Manager	Experience with this Fund	Adviser or Sub-Adviser

Creston King	Since August 1999	Vice President

Davis Selected Advisers-NY
Purchase and Sale of Fund Shares

	Class A, B and C shares	Class Y shares

Minimum Initial Investment	$1,000	$5,000,000	(1)
Minimum Additional Investment	$25	$25

(6)	Class Y shares may only be purchased by certain institutions. The minimum investment may vary depending on the type of institution.
You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406, telephoning 1-800-279-0279 or accessing Davis Funds’ website (www.davisfunds.com).
Tax Information
Distributions may be taxed as ordinary income or capital gains by federal, state and local authorities. Generally, the fund does not distribute capital gains. Redemptions, including exchanges, will not normally result in a capital gain or loss for federal or state income tax purposes
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Davis Government Money Market Fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objectives, Principal Strategies and Principal Risks
Investment Objectives

			Real	Appreciation	Government	Money
Investment Objective	Opportunity	Financial	Estate	& Income	Bond	Market

Long-term Growth of Capital	*	*
Total Return through a Combination of Growth & Income			*	*
Current Income					*
Current Income along with Preservation of Capital and Liquidity						*
The funds’ investment objectives are not fundamental policies and may be changed by the Board of Directors without a vote of shareholders. The funds’ prospectus would be amended prior to any change in investment objective and shareholders would be promptly notified of the change.
Principal Investment Strategies

			Real	Appreciation	Government	Money
Investment Strategy	Opportunity	Financial	Estate	& Income	Bond	Market

Davis Investment Discipline	P	P	P	P
Common Stock	P	P	P	P
Foreign Companies	P	P	P	P
Under $10 Billion Market Capitalization	P	P	P	P
Financial Services Companies		P
Real Estate Companies			P
Convertible Securities				P
Bonds and other Debt Securities				P	P
U.S. Government Securities					P	P
High Yield, High Risk Debt Securities				P
Repurchase Agreements	N	N	N	N	N	P
“P” indicates a principal investment strategy
“N” indicates a non-principal investment strategy
The Davis Investment Discipline
Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics which Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

Over the years, Davis Advisors has developed a list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.
First Class Management
•	Proven Track Record

•	Significant Alignment of Interests in Business

•	Intelligent Application of Capital
Strong Financial Condition and Satisfactory Profitability
•	Strong Balance Sheet

•	Low Cost Structure

•	High Returns on Capital
Strong Competitive Positioning
•	Non-Obsolescent Products / Services

•	Dominant or Growing Market Share

•	Global Presence and Brand Names
After determining which companies Davis Advisors believes that a fund should own, it then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks equity securities which can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive.
Common Stock. Common stock represents ownership positions in companies. The prices of common stock fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its common stock. Furthermore, when the total value of the stock market declines, most common stock, even those issued by strong companies, likely will decline in value.
Foreign Companies. Foreign companies may issue both equity and fixed income securities. Sometimes a company may be classified as either “domestic” or “foreign” depending upon which factors the Adviser considers most important for a given company. Factors which the Adviser considers in classifying a company as domestic or foreign include: (1) whether the company is organized under the laws of the United States or a foreign country; (2) whether the company’s securities principally trade in securities markets outside of the United States; (3) the source of the majority of the company’s revenues or profits; and (4) the location of the majority of the company’s assets. The Adviser generally follows the country classification indicated by a third party service provider but may use a different country classification if the Adviser’s analysis of the four factors indicates that a different country classification is more appropriate.
When the funds invest in foreign securities, its operating expenses are likely to be higher than those of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses associated with foreign investments are expected to be higher.

Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through Depositary Receipts (such types may include but are not limited to American Depositary Receipts “ADRs”, Global Depositary Receipts “GDRs” or European Depositary Receipts “EDRs”) covering such securities, and through U.S.-registered investment companies investing primarily in foreign securities.
Rather than investing directly in equity securities issued by foreign companies, the fund may invest in these companies through depositary receipts. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts that are generally issued by a foreign branch of an international bank which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designated for use in the United States securities markets, and GDRs are typically sold under exemptions from U.S. registration. The funds may invest in both sponsored and unsponsored arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas in an unsponsored arrangement the foreign issuer assumes no obligations and the depository’s transaction fees are paid by the holders. Foreign issuers in respect of whose securities unsponsored depository receipts have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored depositary receipts are traded and, therefore, there may not be a correlation between such information and the market value of such securities.
Under $10 Billion Market Capitalizations. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Investing in mid- and small-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect a fund’s ability to dispose of them and can reduce the price a fund might be able to obtain for them. Other investors that own a security issued by a mid- or small-capitalization company for whom there is limited liquidity might trade the security when a fund is attempting to dispose of its holdings in that security. In that case, a fund might receive a lower price for its holdings than otherwise might be obtained. Small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.
Financial Services Companies. The equity Funds may, from time to time, invest a significant portion of their assets in the financial services sector if the Adviser believes that such investments are (a) consistent with the Fund’s investment strategy; (b) may contribute to the Fund achieving its investment objectives, and (c) will not cause the Fund to violate any of its investment restrictions.
A company is “principally engaged” in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments for example: banking, insurance, and securities brokerage houses. Companies in the financial services sector include: commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.
Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.

Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries or classifications (such as real estate, energy, or sub-prime mortgages), and significant competition. The profitability of these businesses is to a significant degree dependent on the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.
Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather, terrorism, long-term climate changes, and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.
Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to other financial services companies. These companies are all subject to extensive regulation, rapid business changes, and volatile performance dependent on the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.
Other Considerations. Regulations of the Securities and Exchange Commission (“SEC”) impose limits on: (1) investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business (although there are exceptions, each Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business); and (2) investments in insurance companies. Each Fund generally is prohibited from owning more than 10% of the outstanding voting securities of an insurance company.
Real Estate Companies, Including REITs. Real estate securities are a form of equity security. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Funds do not invest directly in real estate. Real estate companies include real estate investment trusts (“REITs”) or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity

REITs and mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns.
Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate. The Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, uninsured casualties or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants, increases in interest rates, and access to the credit markets.
Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. Such trusts also are subject to: heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain exemption from registration under the Investment Company Act of 1940 (“1940 Act”). Changes in interest rates also may affect the value of the debt securities in the Fund’s portfolio. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.
Convertible Securities. Convertible securities are a form of equity security. Generally, convertible securities are bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a certain time, or on the occurrence of certain events, or have a combination of these characteristics. Usually a convertible security provides a long-term call on the issuer’s common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by the Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.
Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer’s non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities. A more complete discussion of these risks is provided below in the sections titled “Bonds and Other Debt Securities” and “High-Yield, High-Risk Debt Securities.”
Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock. A convertible security will also normally provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their “conversion value,” which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support.

When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.
Fixed-income securities generally are considered to be interest rate sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.
Bonds and Other Debt Securities. Bonds and other debt securities may be purchased by the Fund if the Adviser believes that such investments are consistent with the Fund’s investment strategies, may contribute to the achievement of the Fund’s investment objective and will not violate any of the Fund’s investment restrictions. The U.S. Government, corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest, but are purchased at discounts from their face values. The prices of debt securities fluctuate, depending on such factors as interest rates, credit quality and maturity.
Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled “High-Yield, High-Risk Debt Securities.”
Bonds and other debt securities generally are interest rate sensitive. During periods of falling interest rates, the values of debt securities held by the Fund generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.
Average Maturities. Davis Government Money Market Fund limits the average maturity of its investment portfolio to 90 days or less. Davis Government Bond Fund seeks to maintain a weighted average maturity of three years or less. The Adviser may adjust the average maturity of Davis Government Money Market Fund’s portfolio and Davis Government Bond Fund’s portfolio from time to time, depending on the Adviser’s assessment of the relative yields available on securities of different maturities, and its assessment of future interest rate patterns and market risk. Thus, at various times, the average maturity of the portfolio may be relatively short (as short as one day for either Davis Government Money Market Fund or Davis Government Bond Fund), and at other times may be relatively long (up to 90 days for Davis Government Money Market Fund and up to three years for Davis Government Bond Fund). Davis Government Money Market Fund strives to maintain a constant net asset value per share of $1. There is no guarantee that the Fund will be successful. Davis Government Bond Fund does not attempt to maintain a fixed net asset value per share. Fluctuations in portfolio values and therefore fluctuations in the net asset value of its shares are more likely to be greater when Davis Government Bond Fund’s average portfolio maturity is longer. The portfolio is likely to be principally invested in securities with short-term maturities in periods when the Adviser deems a more defensive position is advisable. Davis Government Bond Fund may invest a substantial portion of its assets in short-term money market instruments, including repurchase agreements.
U.S. Government Securities. U.S. Government securities are debt securities that are obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities. There are two basic types of U.S. Government securities: (1) direct obligations of the U.S. Treasury; and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. Government, which include the Federal Farm Credit System (“FFCS”), Student Loan Marketing Association (“SLMA”), Federal Home Loan Mortgage Corporation

(“FHLMC”), Federal Home Loan Banks (“FHLB”), Federal National Mortgage Association (“FNMA”) and Government National Mortgage Association (“GNMA”). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. Government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.
U.S. Government securities include mortgage-related securities issued by an agency or instrumentality of the U.S. Government. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are characterized as “pass-through” securities because both interest and principal payments (including prepayments) are passed through to the holder of such certificates.
As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the Conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entitles, the U.S. Department of the Treasury, through a securities lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.
Pools of mortgages also are issued or guaranteed by other agencies of the U.S. Government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.
A collateralized mortgage obligation (“CMO”) is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government securities or corporate debt obligations. The issuer’s obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA certificate). Classes with shorter maturities typically have lower volatility and yield while those with longer maturities typically have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Investments in mortgage-related U.S. Government securities, such as GNMA certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-through securities purchased at a premium; the opposite is true for pass-through securities purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund’s ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the Fund to “maturity extension risk,” which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.
If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayment on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greatest in the case of more highly subordinate securities.
The guarantees of the U.S. Government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Fund is not guaranteed and will fluctuate with the value of the Fund’s portfolio. Generally, when the level of interest rates rise, the value of the Fund’s investment in U.S. Government securities is likely to decline and, when the level of interest rates decline, the value of the Fund’s investment in U.S. Government securities is likely to rise.
The Fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the Fund’s current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the Fund’s potential income and capital gain will be reduced or its potential loss will be increased.
High-Yield, High-Risk Debt Securities. The real estate securities, convertible securities, bonds and other debt securities in which the equity Funds may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor’s Corporation (“S&P”) or Ba or lower by Moody’s Investors Service (“Moody’s”) or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody’s are referred to in the financial community as “junk bonds” and may include D-rated securities of issuers in default. See Appendix A for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody’s as one of several factors in its independent credit analysis of issuers. A description of each bond quality category is set forth in Appendix A titled “Quality Ratings of Debt Securities.” The ratings of Moody’s and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that any rating will not change. The Fund may retain a security whose rating has changed or has become unrated.
While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether or not convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.
High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities, which may have an adverse impact on market price and the ability of the Fund to dispose of particular issues and may cause the Fund to incur special securities’ registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Fund to sell high-yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions, which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to avoid taxation to the Fund, the Fund may have to sell portfolio securities to meet taxable distribution requirements.
The market values of high-yield, high-risk debt securities tend to reflect individual corporate developments to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic and industry conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds, may result in reduced prices for such securities. If the negative factors such as these adversely impact the market value of high-yield, high-risk securities and the Fund holds such securities, the Fund’s net asset value will be adversely affected.
The Fund may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues and also may make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Fund’s assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities’ registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.
Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will be likely to replace such bonds with lower-yielding bonds, resulting in decreased returns. Zero-coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the “cash payment date”) and therefore are issued and traded at discounts from their face amounts or par value. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than securities paying interest currently with similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero-coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on its investment. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to distribute such income to avoid taxation, the Fund may have to sell portfolio securities to meet its taxable distribution requirements under circumstances that could be adverse.
Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.
Davis Advisors manages equity funds using the Davis Investment Discipline to invest the majority of the funds’ assets in common stocks.
Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing its rights.
The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Fund normally will not enter into repurchase agreements maturing in more than seven days.
Additional Information About Performance
In 2009, Davis Financial Fund received favorable class action settlements from companies which it no longer owns. These settlements had a material impact on the investment performance of the fund in 2009. This was a one-time event that is unlikely to be repeated.

From inception (May 1, 1992) until July 1, 2003, Davis Appreciation & Income Fund was named Davis Convertible Securities Fund and invested primarily in convertible securities.
Principal Risks
If you buy shares of a fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The likelihood of loss may be greater if you invest for a shorter period of time. This section describes the principal risks (but not the only risks) that could cause the value of your investment in the funds to decline, and which could prevent the funds from achieving their stated investment objective.

				Appreciation &	Government	Money
	Opportunity	Financial	Real Estate	Income	Bond	Market
Equity Risks
Market Risk	P	P	P	P
Company Risk	P	P	P	P
Under $10 Billion Market Capitalization Risk	P	P	P	P
Foreign Country Risk	P	P	P	P
Concentrated Portfolio Risk	N	P	P	N
Financial Services Risk	N	P	N	N
Real Estate Portfolio Risk	N	N	P	N
Focused Portfolio Risk	N	P	P	N
Headline Risk	P	P	P	P
Debt Risks
Interest Rate Sensitivity	N	P	N	P	P	P
Extension and Prepayment Risk	N	N	N	P	P	N
Changes in Debt Rating	N	N	N	P	N	N
Credit Risk	N	P	N	P	N	N
Variable Current Income	N	N	P	P	P	P
High-Yield, High-Risk Debt Securities
Overburdened Issuers	N	N	N	P
Priority	N	N	N	P
Difficult to Resell	N	N	N	P
Other Risks
Fees and Expenses Risk	P	P	P	P	P	P

“P”       indicates a principal risk
“N”       indicates a non-principal risk
Equity Risks
Market risk. The market value of shares of equity securities can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which a fund invests.
Company risk. Common stock is a form of equity security which represents ownership positions in companies. The prices of most equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its equity securities. Furthermore, when the total value of the stock market declines, most equity securities, even those issued by strong companies, will likely decline in value. There is also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.
Under $10 Billion Market Capitalization. Investing in small- and medium-capitalization companies with market capitalizations of under $10 billion may be more risky than investing in large-capitalization companies. Small and mid-size companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to greater volatility in their prices than the securities of larger capitalization companies. They may have a limited trading market, which may adversely affect the Fund’s ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid- or small-capitalization company for whom there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings in that security. In that case, the Fund might receive a lower price for its holdings than otherwise might be obtained. Small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.
Foreign country risk. The funds may invest a significant portion of their assets in companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the funds’ performance to be more volatile than it would be if the funds invested primarily in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to more government regulation.
Rather than investing directly in equity securities issued by foreign companies, the funds may invest in these companies through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) covering such securities. ADRs and GDRs, are U.S. dollar-denominated and represent the deposit with U.S. banks of the securities of foreign issuers and are publicly traded on exchanges or are traded over-the-counter in the United States. Similar to direct investments in foreign securities ADRs and GDRs are subject to the risks of changes in currency or exchange rates and the economic or political trends in foreign countries. In addition, ADRs and GDRs may be subjected to losses if the U.S. banks issuing the ADRs or GDRs fail to support the ADRs and GDRs which they issue.
Concentrated portfolio risk. The fund invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its target sector.
Financial services risk. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iii) Non-diversified loan portfolios: financial services companies whose securities the fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; (iv) Credit: financial services companies may have exposure to investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (v) Competition: the financial services sector has become increasingly competitive.
Real estate portfolio risk. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including: (i) declines in property values, because of changes in the economy or the surrounding area or because a particular region has become less appealing to tenants; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) changes in zoning laws; or (v) losses from casualty or condemnation.

Focused portfolio risk. Funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the value of the fund’s total portfolio.
A fund may be classified as a “non-diversified” fund under the Investment Company Act of 1940 (the “1940 Act”), which means that it is permitted to invest its assets in a more limited number of issuers than “diversified” investment companies. A diversified investment company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies) and may not own more than 10% of the outstanding voting securities of any one issuer. While a fund may be a non-diversified investment company, and therefore is not subject to the statutory diversification requirements discussed above, the fund may still intend to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
At any given point in time, a diversified fund may not meet the diversification test outlined above due to appreciation in its portfolio holdings. In such case, the fund is not required to sell portfolio holdings to meet the diversification test.
The diversification standards under the Internal Revenue Code require that a fund diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of a fund’s assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities limited with respect to any one issuer to an amount not greater than 5% of a fund’s assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of a fund’s assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which a fund controls (i.e., owns, directly or indirectly, 20% of the voting stock) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.
Headline risk. Davis Advisors seeks to acquire companies with durable business models that can be purchased at attractive valuations relative to what Davis Advisors believes to be the companies’ intrinsic values. Davis Advisors may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s public filings may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While Davis Advisors researches companies subject to such contingencies, Davis Advisors cannot be correct every time, and the company’s stock may never recover or may become worthless.
Debt Risks
Interest rate sensitivity. If a security pays a fixed interest rate, and market rates increase, the value of the fixed-rate security should decline. Interest rates may also have a powerful influence on the earnings of financial institutions.
Extension and prepayment risk. Market prices of the mortgage-backed securities and collateralized mortgage obligations that the fund owns are affected by how quickly borrowers elect to prepay the mortgages underlying the securities. Changes in market interest rates affect borrowers’ decisions about whether to prepay their mortgages. Rising interest rates lead to extension risk, which occurs when borrowers maintain their existing mortgages until they come due instead of choosing to prepay them. Falling interest rates lead to prepayment risk, which occurs when borrowers prepay their mortgages more quickly than usual so that they can refinance at a lower rate. A government agency that has the right to call (prepay) a fixed-rate security may respond the same way. The pace at which borrowers prepay affects the yield and the cash flow to holders of securities and the market value of those securities.

Changes in debt rating. If a rating agency gives a fixed income security a low rating, the value of the security will decline because investors will demand a higher rate of return.
Credit risk. Like any borrower, the issuer of a fixed income security may be unable to make timely payments of interest and principal. If the issuer is unable to make payments in a timely fashion the value of the security will decline and may become worthless. Financial institutions are often highly leveraged and may not be unable to make timely payments of interest and principal. Even U.S. Government Securities are subject to credit risk.
Davis Government Bond Fund and Davis Government Money Market Fund seek to manage credit risk by investing exclusively, under normal circumstances, in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. Many of the agency-issued securities in the Fund’s portfolio (as opposed to the Treasury-issued securities) are not guaranteed by the U.S. Government and in unusual circumstances may present credit risk. Although an issuer may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. Government. Some are supported by the full faith and credit of the U.S. Government, such as Government National Mortgage Association (“Ginnie Mae”) pass-through mortgage certificates. Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association (“Fannie Mae”) bonds. Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) obligations. There is always some risk, even for U.S. Government Securities, that the issuer of a security held by the Fund will fail to make a payment when it is due.
Variable current income. The income which the fund pays to investors is not stable. When interest rates increase, the Fund’s income distributions are likely to increase. When interest rates decrease, the Fund’s income distributions are likely to decrease.
High-Yield, High-Risk Debt Securities
There are several agencies that evaluate and rate debt securities. Two of the most prominent are Standard & Poor’s and Moody’s Investors Service.
When evaluating the quality of a debt instrument, rating agencies look at factors like the issuer’s current financial condition and business prospects, the value of any collateral that secures the debt and the issuer’s history of paying other debt. Each agency has its own system for grading debt. Standard & Poor’s has 11 ratings, ranging from “D” for securities that are in default to “AAA” for securities that are almost certain to be repaid. Moody’s Investors Service has nine ratings, with “C” being the lowest and “Aaa” being the highest.
A debt security is called investment-grade if a respected agency assigns it a favorable credit rating (“BBB” or higher by Standard and Poor’s, or “Baa” or higher by Moody’s). In contrast, a debt security is considered high-yield, high-risk if it is rated “BB” or lower by Standard and Poor’s or “Ba” or lower by Moody’s Investors Service. Securities with these low ratings are also referred to as junk bonds. Many institutional investors, such as pension plans and municipal governments, are only permitted to buy investment-grade debt. The Fund may invest in investment grade, high-yield, high-risk debt securities, and unrated debt securities.
Overburdened issuers. Many issuers only resort to offering high-yield, high-risk debt securities when they cannot get financing from more traditional sources, such as banks. These issuers are unlikely to have a cushion from which to make their payments when their earnings are poor or when the economy in general is in decline.

Priority. Issuers of high-yield, high-risk debt securities are likely to have a substantial amount of other debt. Most, if not all, of this other debt will be senior to the high-yield, high-risk debt securities; an issuer must be current on its senior obligations before it can pay bondholders. In addition, some of the other debt may be secured by the issuer’s primary operating assets. If the issuer defaults on those obligations, the lenders may seize their collateral—possibly forcing the issuer out of business and into bankruptcy.
Difficult to resell. Many investors simply do not want high-yield, high-risk debt securities, and others are prohibited from buying them.
Other Risks
Fees and Expenses risk. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund. A low return environment, or a bear market, increases the risk that a shareholder may lose money.
The Funds’ shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Additional Information About Performance
Davis Opportunity Fund. Investments in initial public offerings (IPOs) had a favorable impact on Davis Opportunity Fund’s performance in 1999 and 2000. This was a time when the IPO market was very active. No assurance can be given that Davis Opportunity Fund will continue to invest in IPOs to the same extent in the future or that such investments would be profitable.
Davis Financial Fund. In 2009, Davis Financial Fund received favorable class action settlements from a company which it no longer owns. These settlements had a material impact on the investment performance of the fund in 2009. This was a one-time event that is unlikely to be repeated.
Davis Appreciation & Income Fund. From inception (May 1, 1992) until July 1, 2003, Davis Appreciation & Income Fund was named Davis Convertible Securities Fund and invested primarily in convertible securities.
Information Concerning the Performance Table
Average Annual Total Returns for each class of shares reflect sales charges.
Class B shares automatically convert to Class A shares after seven years. Class B share performance for the past 10 years and the life of class include the first seven years of Class B share performance and Class A share performance thereafter.

Life of Class Returns
for the periods ended December 31, 2009 (with maximum sales charge)

	DOF	DFF	DREF	DAIF	DGBF
Class A shares return before taxes	9.51%	11.75%	8.68%	7.99%	4.16%

Class B shares return before taxes	11.05%	10.26%	8.65%	7.68%	5.62%

Class C shares return before taxes	4.06%	3.91%	5.05%	3.41%	3.11%

Class Y shares return before taxes	4.73%	6.12%	7.82%	6.27%	3.78%
Davis Opportunity Fund (“DOF”): Average annual total returns for life are for the periods from the commencement of each class’s investment operations: Class A shares, 12/1/94; Class B shares, 5/1/84; Class C shares, 8/15/97; and Class Y shares, 9/18/97. Since the inception date for Class A shares is 12/1/94, Class B shares could not be converted prior to that date. Therefore, the performance for the life of class includes Class B share performance until 12/1/94, and Class A share performance thereafter.
Davis Financial Fund (“DFF”): Average annual total returns for life are for the periods from the commencement of each class’s investment operations: Class A shares, 5/1/91; Class B shares, 12/27/94; Class C shares, 8/12/97; and Class Y shares, 3/10/97.
Davis Real Estate Fund (“DREF”): Average annual total returns for life are for the periods from the commencement of each class’s investment operations: Class A shares, 1/3/94; Class B shares, 12/27/94; Class C shares, 8/13/97and Class Y shares, 11/8/96.
Davis Appreciation & Income Fund (“DAIF”): Average annual total returns for life are for the periods from the commencement of each class’s investment operations: Class A shares, 5/1/92; Class B shares, 2/3/95; Class C shares, 8/12/97; and Class Y shares, 11/08/96.
Davis Government Bond Fund (“DGBF”): Average annual total returns for life are for the periods from the commencement of each class’s investment operations: Class A shares, 12/1/94; Class B shares, 5/1/84; Class C shares, 8/19/97, Class Y shares, 9/1/98. Since the inception date for Class A shares is 12/1/94, Class B shares could not be converted prior to that date. Therefore, the performance for the life of class includes Class B share performance until 12/1/94, and Class A share performance thereafter.
Non-Principal Investment Strategies
Davis Funds may implement investment strategies which are not principal investment strategies if, in the Adviser’s professional judgment, the strategies are appropriate. Non-principal investment strategies are generally those investments which constitute less than 20% of the fund’s assets.
While the Adviser expects to pursue the fund’s investment objective by implementing the principal investment strategies described in the fund’s prospectus, the Adviser may pursue different investment strategies or make other investments for the fund if it determines that doing so: (i) is likely to be consistent with shareholders’ reasonable expectations; (ii) is likely to assist the Adviser in pursuing the fund’s investment objective; (iii) will not cause the fund to violate any of its fundamental or non-fundamental investment restrictions; and (iv) will not materially change the und’s risk profile from the risk profile that results from following the principal investment strategies as described in the fund’s prospectus and further explained in the Statement of Additional Information, as amended from time to time.
Short-Term Investments. The funds use short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities.

Temporary Defensive Investments. The funds may, but is not required to use short-term investments for temporary defensive purposes. In the event that Davis Advisors’ Portfolio Managers anticipate a decline in the market values of the companies in which the funds invest (due to economic, political or other factors), the funds may reduce their risk by investing in short-term securities until market conditions improve. While the fund is invested in short-term investments it will not be pursuing the long-term growth of capital portion of its investment objective (if applicable), although it will be pursing the capital preservation portion of its investment objective (if applicable). Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to long-term growth of capital.
For more details concerning current investments and market outlook, please see the funds’ most recent shareholder report.
Portfolio Holdings
A description of Davis Funds’ policies and procedures with respect to the disclosure of the funds’ portfolio holdings is available in the Statement of Additional Information.
Davis Funds’ portfolio holdings are published twice a year in the Annual and Semi-Annual Reports which are mailed approximately 60 days after the end of the fund’s second and fourth fiscal quarters. In addition, each fund publishes its portfolio holdings on the Davis Funds’ website (www.davisfunds.com) and the SEC website (www.sec.gov) approximately 60 days after the end of each fiscal quarter. Other information concerning the funds’ portfolio holdings may also be published on the Davis Funds’ website from time to time.
Management and Organization
Davis Selected Advisers, L.P. (“Davis Advisors”) serves as the investment adviser for each of the Davis Funds. Davis Advisors’ offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis Advisors provides investment advice for the Davis Funds, manages their business affairs, and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients. For the fiscal year ended December 31, 2009, Davis Advisors’ net management fee from the Funds for its services (based on average net assets) was: Davis Opportunity Fund, 0.62%; Davis Financial Fund, 0.61%; Davis Real Estate Fund, 0.64%; Davis Appreciation & Income Fund, 0.63%; Davis Government Bond Fund, 0.30%; and Davis Government Money Market Fund, 0.33%. A discussion regarding the basis for the approval of the funds’ investment advisory and service agreement by the funds’ Board of Directors is contained in the funds’ most recent Semi-Annual Report to shareholders.
Davis Selected Advisers—NY, Inc., serves as the sub-adviser for each of the Davis Funds. Davis Selected Advisers—NY, Inc.’s offices are located at 609 Fifth Avenue, New York, New York 10017. Davis Selected Advisers—NY, Inc., provides investment management and research services for the Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. Davis Selected Advisers—NY, Inc.’s fee is paid by Davis Advisors, not the Davis Funds.

Execution of Portfolio Transactions. Davis Advisors places orders with broker-dealers for Davis Funds’ portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources, and other factors. Subject to best price and execution, Davis Advisors may place orders for Davis Funds’ portfolio transactions with broker-dealers who have sold shares of Davis Funds. However, when Davis Advisors places orders for Davis Funds’ portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of Davis Funds. In placing orders for Davis Funds’ portfolio transactions, the Adviser does not commit to any specific amount of business with any particular broker-dealer.
Over the last three years the Funds paid the following brokerage commissions:

	For the Year ended December 31,
	2009	2008	2007
Davis Opportunity Fund
Brokerage commission paid:	$238,781	$593,490	$865,678
Brokerage as a percentage of average net assets:	0.05%	0.08%	0.07%

Davis Financial Fund
Brokerage commission paid:	$124,695	$156,426	$157,739
Brokerage as a percentage of average net assets:	0.02%	0.02%	0.02%

Davis Appreciation & Income Fund
Brokerage commission paid:	$83,004	$121,210	$202,944
Brokerage as a percentage of average net assets:	0.02%	0.02%	0.02%

Davis Real Estate Fund
Brokerage commission paid:	$390,976	$322,282	$508,994
Brokerage as a percentage of average net assets:	0.16%	0.06%	0.06%

Davis Government Bond Fund
Brokerage commission paid:	N/A	N/A	N/A
Brokerage as a percentage of average net assets:	N/A	N/A	N/A

Davis Government Money Market Fund
Brokerage commission paid:	N/A	N/A	N/A
Brokerage as a percentage of average net assets:	N/A	N/A	N/A

Portfolio Managers
Davis Opportunity Fund
Investment Team. Davis Advisors uses a system of multiple Portfolio Managers to manage Davis Opportunity Fund. Under this approach, each fund is divided into segments to be managed by individual Portfolio Managers. The Portfolio Manager responsible for overseeing and allocating segments of the funds’ assets to the other Portfolio Managers and four Portfolio Managers managing the largest portion of the fund’s assets as of the latest calendar quarter-end prior to the date of this prospectus are listed below. Portfolio Managers decide how their respective segments will be invested. All investment decisions are made within the parameters established by the fund’s investment objectives, strategies, and restrictions.
•	Dwight Blazin has managed a segment of Davis Opportunity Fund since December 2001, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Mr. Blazin joined Davis Advisors in August 1997.

•	Stephen Chen has managed a segment of Davis Opportunity Fund since February 2003, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Mr. Chen joined Davis Advisors in December 2002.

•	Christopher Davis has served as the research adviser of Davis Opportunity Fund since January 1999, and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as an analyst and portfolio manager for Davis Advisors since 1989. As research adviser, Mr. Davis oversees the research analysts of Davis Opportunity Fund and allocates segments of the Fund to each of them to invest.

•	Danton Goei has managed a segment of Davis Opportunity Fund since December 2001, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Mr. Goei joined Davis Advisors in November 1998.

•	Tania Pouschine has managed a segment of Davis Opportunity Fund since July 2003, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Ms. Pouschine joined Davis Advisors in July 2003. From 1993 to 2003, Ms. Pouschine worked as an analyst and portfolio manager at Ruane Cunniff.
Davis Financial Fund
•	Kenneth Feinberg has served as a Portfolio Manager of Davis Financial Fund since May 1997, and also manages other equity funds advised by Davis Advisors. Mr. Feinberg started with Davis Advisors as a research analyst in December 1994.

•	Charles Cavanaugh has served as Co-Portfolio Manager of Davis Financial Fund since May 2007, manages other equity funds advised by Davis Advisors, and also serves as research analyst for Davis Advisors. Mr. Cavanaugh joined Davis Advisors in March 2001.
Davis Real Estate Fund
•	Andrew Davis has served as a Portfolio Manager of Davis Real Estate Fund since January 1994, and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as a portfolio manager for Davis Advisors since 1993.

•	Chandler Spears has served as a Portfolio Manager of Davis Real Estate Fund since August 2002, and also manages other equity funds advised by Davis Advisors. Mr. Spears has served as a research analyst at Davis Advisors since November 2000.

Davis Appreciation & Income Fund
•	Andrew Davis has served as a Portfolio Manager of Davis Appreciation & Income Fund since February 1993, and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as a portfolio manager for Davis Advisors since 1993.

•	Keith Sabol has served as a Portfolio Manager of Davis Appreciation & Income Fund since September 2005. Mr. Sabol has served as a research analyst at Davis Advisors since July 2005. Before joining Davis Advisors, Mr. Sabol was a principal with Quantanium, LLC where he served as a portfolio manager from June 2002 through June 2005. Prior to that he served as a portfolio manager for Federated Investors from 1996 to 2002.
Davis Government Bond Fund and
Davis Government Money Market Fund
•	Creston King has served as a Portfolio Manager of Davis Government Bond Fund and Davis Government Money Market Fund since August 1999. Mr. King also manages other government money market funds advised by Davis Advisors.
The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ investments in the funds.
Shareholder Information
Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents
For information concerning the procedures for interacting with Davis Funds, as well as for other information concerning the funds, shareholders should look to the current prospectus and Statement of Additional Information, rather than any previous versions of those documents. All previous versions have been superseded by the current prospectus and Statement of Additional Information.
How Your Shares Are Valued
Once you open your Davis Fund account, you may purchase or sell shares at the net asset value (“NAV”) next determined after Davis Funds’ transfer agent or other “qualified financial intermediary” (a financial institution which has entered into a contract with Davis Advisors or its affiliates to offer, sell, and redeem shares of the fund) receives your request to purchase or sell shares in “good order”, including all documents which are required to constitute a legal purchase or sale of shares. If your purchase or sale order is received in good order prior to the close of trading on the New York Stock Exchange (“NYSE”), your transaction will be executed that day at that day’s NAV. If your purchase or sale order is received in good order after the close of the NYSE, your transaction will be processed the next day at the next day’s NAV.
Davis Funds calculate the NAV of each class of shares issued by the funds as of the close of trading on the NYSE, normally 4:00 p.m., Eastern time, on each day when the NYSE is open. The time as of which the NAV is calculated may change in case of an emergency if deemed appropriate by the funds’ officers. The NAV of class of shares is determined by taking the market value of the class of shares’ total assets, subtracting the class of shares’ liabilities, and then dividing the result (net assets) by the number of outstanding shares of the class of shares. Since the equity funds invest in securities that may trade in foreign markets on days other than when Davis Funds calculate their NAVs, the value of the funds’ portfolio may change on days that shareholders will not be able to purchase or redeem shares in the funds.

If you have access to the Internet, you can also check the net asset value on the funds’ website (www.davisfunds.com).
Valuation of Portfolio Securities
Davis Funds value securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Securities listed on the NYSE (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the funds’ assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what Davis Advisors, identifies as a significant event occurring before the funds’ assets are valued but after the close of their respective exchanges will be fair valued.
In general, foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time as of which the fund values its portfolio securities, which may affect the value of such securities. Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by State Street Bank and Trust Company. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the net asset value of a fund’s shares even if there has not been any change in the foreign currency prices of that fund’s investments.
Securities of smaller companies are also generally more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies.
To the extent that a fund’s portfolio investments trade in markets on days when the fund is not open for business, the fund’s NAV may vary on those days. In addition, trading in certain portfolio investments may not occur on days the fund is open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which the fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal market calculation time. For example, the primary trading markets for a fund may close early on the day before certain holidays and the day after Thanksgiving.
Fixed income securities may be valued at prices supplied by Davis Funds’ pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Government, corporate, and asset-backed bonds and convertible securities, including high-yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, Davis Funds will fair value the security using the funds’ fair value procedures.
Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than an NAV determined by using market quotes.

Davis Government Money Market Fund typically values all of its securities at amortized cost. Normally, the share price of Davis Government Money Market Fund does not fluctuate. However, if there are unusually rapid changes in interest rates that the Fund’s Board of Directors believes will cause a material deviation between the amortized cost of the Fund’s debt securities and the market value of those securities, the Board will consider taking temporary action to maintain a fixed price or to prevent material dilution or other unfavorable consequences to Fund shareholders. This temporary action could include withholding dividends, paying dividends out of surplus, realizing gains or losses, or using market valuation to calculate net asset value rather than amortized cost.
How the Funds Pay Earnings
There are two ways you can receive payments from the Davis Fund you invest in:
•	Dividends. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

•	Capital Gains. Capital gains are profits received by a fund from the sale of securities held for the long term, which are then distributed to shareholders.
If you would like information about when a particular Davis Fund pays dividends and distributes capital gains, please call 1-800-279-0279. Unless you choose otherwise, the Davis Funds will automatically reinvest your dividends and capital gains in additional fund shares.
You can request to have your dividends and capital gains paid to you by check or deposited directly into your bank account. Dividends and capital gains of $50 or less will not be sent by check but will be reinvested in additional fund shares.
The funds also offer a Dividend Diversification Program, which allows you to have your dividends and capital gains from one Davis Fund reinvested in shares of another Davis Fund.
You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Davis Funds Application Form or on IRS Form W-9 that your Taxpayer Identification Number is correct and you are not subject to backup withholding. If you are subject to backup withholding, or you did not certify your Taxpayer Identification Number, the IRS requires the Davis Funds to withhold a percentage of any dividends paid and redemption or exchange proceeds received.
How to Put Your Dividends and Capital Gains to Work
You can have all of your dividends and capital gains automatically invested in the same fund or the same share Class of any other Davis Fund. To be eligible for this Dividend Diversification Program, all accounts involved must be registered under the same name and same Class of shares and have a minimum initial value of $1,000. Shares are purchased at the chosen fund’s net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program at any time. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. If you wish to establish this program after your account has been opened, call for more information.

Dividends and Distributions
•	The Davis long-term growth funds (i.e., Davis New York Venture Fund, Davis Opportunity Fund, Davis Financial Fund, Davis Global Fund and Davis International Fund) ordinarily distribute their dividends and capital gains, if any, in December.

•	The Davis growth & income funds (i.e., Davis Real Estate Fund and Davis Appreciation & Income Fund) ordinarily distribute dividends quarterly and capital gains, if any, in December.

•	Davis Government Bond Fund and Davis Government Money Market Fund ordinarily distribute dividends monthly. Davis Government Bond Fund ordinarily distributes capital gains, if any, in December. Davis Government Money Market Fund does not ordinarily distribute capital gains.

•	When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment. Davis Government Bond Fund’s and Davis Government Money Market Fund’s net asset values are not affected by dividend payments.

•	You may elect to reinvest dividend and/or capital gain distributions to purchase additional shares of any Davis Fund, or you may elect to receive them in cash. Many shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

•	If a dividend or capital gain distribution is for an amount less than $50, the fund will not issue a check. Instead, the dividend or capital gain distribution will be automatically reinvested in additional shares of the fund.

•	If a dividend or capital gain distribution check remains uncashed for six months or is undeliverable by the United States Postal Service, the fund will reinvest the dividend or distribution in additional shares of the fund promptly after making this determination; and future dividends and capital gains distributions will be automatically reinvested in additional shares of the fund.
Federal Income Taxes
Taxes on Distributions
Distributions you receive from the funds may be subject to income tax and may also be subject to state or local taxes unless you are exempt from taxation.
For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The funds’ distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the funds will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.
Davis Funds will send you a statement each year showing the tax status of your fund distributions.
Taxes on Transactions
Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.
More information concerning federal taxes is available in the Statement of Additional Information. Davis Advisors recommends that you consult with a tax advisor about dividends and capital gains that you may receive from the Davis Funds.

Fees and Expenses of the Fund
Each fund must pay operating fees and expenses.
Management Fee
The management fee covers the normal expenses of managing the funds, including compensation, research costs, corporate overhead expenses and related expenses. The difference in the fee structure between the Classes is primarily the result of their separate arrangements for shareholder and distributions services and is not the result of any difference in the amounts charged by Davis Advisors for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by Class. Different fees and expenses will affect performance.
12b-1 Fees
The Davis Funds have Plans of Distribution or “12b-1 Plans” under which the funds may use their own assets to finance distribution activities. The 12b-1 Plans are used primarily to pay dealers and other institutions for providing services to Davis Funds’ shareholders. The 12b-1 Plans provide for annual distribution expenses of up to 0.25% of the average daily net asset value of the Class A shares; and up to the lesser of 1.25% of the average daily net asset value of the Class B or C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority (“FINRA”), which is 1.00% at present.
For Class A, B, or C shares, up to 0.25% of distribution expenses may be used to pay service fees to qualified dealers providing certain shareholder services. These services may include, but are not limited to, assessing a client’s investment needs and recommending suitable investments on an ongoing basis. In lieu of front-end sales charge (as assessed upon the sale of Class A shares), up to an additional 1.00% of distribution expenses may be paid for Class B and C shares. Because distribution expenses are paid out of a fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges. Thus, the higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.
Class B and Class C shares contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares, i.e. to compensate dealers and other financial institutions for their services. The fees are paid by the funds to dealers and financial institutions for providing services to their clients.
Class Y shares do not have a plan of distribution.
Other Expenses
Other expenses include miscellaneous fees from affiliated and outside service providers. These fees may include legal, audit and custodial fees, the costs of printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences, and payments to third parties that provide recordkeeping services or administrative services for investors in the funds.
Total Fund Operating Expenses
The total cost of operating a mutual fund is reflected in its expense ratio. A shareholder does not pay operating costs directly; instead, operating costs are deducted before the fund’s NAV is calculated and are expressed as a percentage of the fund’s average daily net assets. The effect of these fees is reflected in the performance results for that Class of shares. Investors should examine total operating expenses closely in the prospectus, especially when comparing one fund with another fund in the same investment category.

Fees Paid to Dealers and Other Financial Intermediaries
Broker-dealers and other financial intermediaries (“Qualifying dealers”) may charge Davis Distributors, LLC (the “Distributor”) or the Adviser substantial fees for selling Davis Funds’ shares and providing continuing support to shareholders. Qualifying dealers may charge (i) sales commissions from sales charges paid by purchasing shareholders; (ii) distribution and service fees from the funds’ 12b-1 distribution plans; (iii) record-keeping fees from the funds for providing record-keeping services to investors who hold Davis Funds shares through dealer-controlled omnibus accounts; and (iv) other fees, described below, paid by Davis Advisors or the Distributor from their own resources.
Qualifying dealers may, as a condition to distributing shares of the Davis Funds, request that the Distributor, or the Adviser, pay or reimburse the Qualifying dealer for: (i) marketing support payments including business planning assistance, educating personnel about the Davis Funds, and shareholder financial planning needs, placement on the Qualifying dealer’s list of offered funds, and access to sales meetings, sales representatives and management representatives of the Qualifying dealer; and (ii) financial assistance charged to allow the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These additional fees are sometimes referred to as “revenue sharing” payments. A number of factors are considered in determining fees paid to Qualifying dealers, including the dealer’s sales and assets, and the quality of the dealer’s relationship with the Distributor. Fees are generally based on the value of shares of the fund held by the Qualifying dealer for its customers or based on sales of fund shares by the dealer, or a combination thereof. Davis Advisors may use its profits from the advisory fee it receives from the fund to pay some or all of these fees. Some Qualifying dealers may also choose to pay additional compensation to their registered representatives who sell the funds. Such payments may be associated with the status of a fund on a Qualifying dealer’s preferred list of funds or otherwise associated with the dealer’s marketing and other support activities. The foregoing arrangements may create an incentive for the Qualifying dealers, as well as their registered representatives, to sell the Davis Funds rather than other funds.
In 2009, the Distributor, or the Adviser, was charged additional fees by the Qualifying dealers listed below. The Distributor paid these fees from its own resources. These Qualifying dealers may provide the Davis Funds enhanced sales and marketing support and financial advisers employed by the Qualifying dealers may recommend the Davis Funds rather than other funds. Qualifying dealers may be added or deleted at any time.
ADP Broker Dealer, Inc.; Ameriprise Financial Services, Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Comerica Bank; Diversified Investment Advisors, Inc.; Fidelity Brokerage Services, LLC; Genworth Life Insurance Company of New York; Genworth Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Securities Distribution Company, Inc.; HSBC Bank USA; ING Life Insurance and Annuity Co.; ING Financial Advisers, LLC; John Hancock Life Insurance Company (U.S.A.); John Hancock Life Insurance Company of New York; Marshall & Ilsley Trust Company; Massachusetts Mutual Life Insurance Co.; Mercer HR Services LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Merrill Lynch Life Insurance Co.; Morgan Stanley & Co., Inc.; Morgan Stanley Smith Barney LLC; National Financial Services, LLC; Nationwide Financial Services, Inc.; New York Life Distribution; Prudential Investment Management Services, LLC; Raymond James & Associates, Inc.; Standard Insurance Company; The Guardian Insurance & Annuity Company, Inc.; The Princeton Retirement Group, Inc.; The Vanguard Group, Inc.; UBS Financial Services, Inc.; Wachovia Bank N.A.; Wachovia Bank N.A., Executive Benefits Group; Wachovia Securities, Inc.; Wells Fargo, N.A.
In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Davis Funds. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Davis Funds during specified periods of time.
Although Davis Funds may use brokers who sell shares of the funds to execute portfolio transactions, the funds do not consider the sale of fund shares as a factor when selecting brokers to execute portfolio transactions.
Investors should consult their financial intermediaries regarding the details of payments they may receive in connection with the sale of fund shares.
Due Diligence Meetings. The Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Davis Funds and are afforded the opportunity to speak with the Adviser’s Portfolio Managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Davis Funds, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by the Distributor.
Seminars and Educational Meetings. The Distributor may defray certain expenses of Qualifying dealers incurred in connection with seminars and other educational efforts subject to the Distributor’s policies and procedures governing payments for such seminars. The Distributor may share expenses with Qualifying dealers for costs incurred in conducting training and educational meetings about various aspects of the funds for the employees of Qualifying dealers. In addition, the Distributor may share expenses with Qualifying dealers for costs incurred in hosting client seminars at which the fund is discussed.
Recordkeeping Fees. Certain Qualifying dealers have chosen to maintain “omnibus accounts” with Davis Funds. In an omnibus account, the fund maintains a single account in the name of the Qualifying dealer and the dealer maintains all of its clients’ individual shareholder accounts. Likewise, for many retirement plans, a third party administrator may open an omnibus account with the Davis Funds and the administrator will then maintain all of the participant accounts. Davis Advisors, on behalf of the funds, enters into agreements whereby the funds are charged by the Qualifying dealer or administrator for such recordkeeping services.
Recordkeeping services typically include: (i) establishing and maintaining shareholder accounts and records; (ii) recording shareholder account balances and changes thereto; (iii) arranging for the wiring of funds; (iv) providing statements to shareholders; (v) furnishing proxy materials, periodic Davis Funds reports, prospectuses and other communications to shareholders as required; (vi) transmitting shareholder transaction information; and (vii) providing information in order to assist Davis Funds in their compliance with state securities laws. Each Davis Fund typically would be paying these shareholder servicing fees directly if a Qualifying dealer did not hold all customer accounts in a single omnibus account with each Davis Fund.
Other Compensation. The Distributor may, from its own resources and not from the funds’, pay additional fees to the extent not prohibited by state or federal laws, the Securities and Exchange Commission (SEC), or any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA).
How To Choose a Share Class
Before you buy shares in any Davis Fund, you need to decide which class of shares best suits your needs. Davis Series, Inc. offers four classes of shares: A, B, C and Y. Each class is subject to different expenses and sales charges. Class Y shares are generally available only to qualified institutional investors.
The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Davis Advisors for investment advisory services. Accordingly, the investment advisory expenses do not vary by class.

You may choose to buy one class of shares rather than another depending on the amount of the purchase and the expected length of time of investment. Long-term shareholders of Class B or C shares may pay more than the maximum front-end sales charge allowed by FINRA.
Class A Shares
Class A shares may be best for you if you are a long-term investor who is willing to pay the entire sales charge at the time of purchase. In return, you pay a lower distribution fee than Class B or C shares.
•	For any investment below $100,000, you buy Class A shares at their net asset value per share plus a sales charge, which is approximately 4.75% of the offering price (see chart following). The term “offering price” includes the front-end sales charge.

•	There is no limit to how much you can invest in this share class.

•	Davis Funds (other than Davis Government Money Market Fund) pay a distribution fee — up to 0.25% of the average daily net assets — each year you hold the shares. This fee is lower than the fee you pay for the other two classes of shares. Lower expenses of Class A shares translate into higher annual return on net asset value than Class B or C shares.
Class A Shares Sales Charges
for all Davis Funds except Davis Government Money Market Fund

		Sales	Amount of Sales
	Sales Charge	Charge	Charge Retained by
	approximate	approximate	Dealer
Amount of	percentage of	percentage of net	percentage of
Purchase	offering price	amount invested	offering price
Under $100,000	4.75%	4.99%	4.00%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $749,999	2.00%	2.04%	1.75%
$750,000 — $999,999	1.00%	1.01%	0.75%
$1 million or more*	None	None	None

*	You pay no front-end sales charge on purchases of $1 million or more, but if you sell those shares (in any Davis Fund other than Davis Government Money Market Fund) within the first year, a deferred sales charge of 0.50% may be deducted from the redemption proceeds.
The Distributor may pay the dealer of record commissions (on Davis Funds other than Davis Government Money Market Fund) on purchases at the annual rate described in the table below. Commissions may be paid on either: (i) Class A purchases of $1 million or more; or (ii) Class A purchases (net of redemptions) in retirement plans which qualify for sales at net asset value. The commission will be paid only on purchases that were not previously subject to a front-end sales charge or dealer concession.

Purchase Amount	Commission
First $5 million	0.50%
More than $5 million	0.25%
The funds may reimburse the Distributor for these payments through its Plans of Distribution. If distribution fee limits already have been reached for the year, the Distributor itself will pay the commissions.

Reduction of Class A Shares Initial Sales Charge
As the chart above shows, the sales charge gets smaller as your purchase amount increases. There are several ways you may combine purchases to qualify for a lower sales charge. To receive a reduction in your Class A initial sales charge, you must let your dealer or Davis Funds know at the time you purchase shares that you qualify for such a reduction. If you do not let your dealer or Davis Funds know you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. To qualify for a reduction in Class A shares initial sales charge you must provide records (generally account statements are sufficient; your broker may require additional documents) of all Davis Funds shares owned which you wish to count towards the sales charge reduction.
You Can Combine Purchases of Class A Shares
•	With other “immediate family” members. To receive a reduced Class A sales charge, investments made by yourself, your spouse, and any children under the age of 21, may be aggregated if made for your own account(s) and/or certain other accounts, such as:
a)	trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, then the trust account may only be aggregated with accounts of the primary beneficiary of the trust;

b)	solely controlled business accounts; or

c)	single-participant retirement plans.
•	Through employee benefit plans. If you buy shares through trust or fiduciary accounts and Individual Retirement Accounts (IRAs) of a single employer, the purchases will be treated as a single purchase.

•	Under a Statement of Intention. If you enter a Statement of Intention and agree to buy Class A shares of $100,000 or more over a thirteen-month period, all of the shares you buy during that period will be counted as a single purchase, with the exception of purchases into Davis Government Money Market Fund. Before entering a Statement of Intention, please read the terms and conditions in the Statement of Additional Information. Under a Statement of Intention, you agree to permit the funds’ service provider, State Street Bank and Trust Company, to hold fund shares in escrow to guarantee payment of any sales charges that may be due if you ultimately invest less than you agreed to invest over the covered thirteen-month period. Money Market Fund purchases do not count toward a Statement of Intention unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge.

•	Under Rights of Accumulation. If you notify your dealer or the Distributor, you can include the Class A, B and C shares in Davis Funds you already own (excluding shares in Davis Government Money Market Fund) when calculating the price for your current purchase. These shares are valued at current offering price value to determine whether or not you qualify for a reduction in the sales charge. Money Market Fund purchases do not count toward Rights of Accumulation unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge.

•	Combining Rights of Accumulation (ROA) with Statement of Intention. A shareholder can use a Statement of Intention and Rights of Accumulation in conjunction with one another; the Statement of Intention will take precedence over the Rights of Accumulation. Once the Statement of Intention has been satisfied, any new purchases into any of the linked Class A share accounts will receive the reduced sales charge.

For more information about how to reduce Class A shares initial sales charge, please visit Davis Funds’ website, free of charge at www.davisfunds.com (which includes additional information in a clear and prominent format that includes hyperlinks), consult your broker or financial intermediary, or refer to the funds’ Statement of Additional Information which is available through your financial intermediary or from the funds by calling Investor Services at 1-800-279-0279.
Class A Shares Front-End Sales Charge Waivers
The funds do not impose a sales charge on purchases of Class A shares for:
•	Investments in Davis Government Money Market Fund.

•	Shareholders making purchases with dividends or capital gains that are automatically reinvested.

•	Current and former directors, officers, and employees of any Davis Fund or Davis Advisors (or its affiliates), and their extended family. The term “extended family” includes “immediate family,” which is one’s spouse and children under 21, and also one’s grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included. Extended family shall include any child regardless of age.

•	Davis Advisors or its affiliates.

•	Registered representatives, principals, and employees (and any extended family member) of securities dealers having a sales agreement with the Distributor.

•	Financial institutions acting as fiduciaries making single purchases of $250,000 or more.

•	Employee benefit plans making purchases through a single account covering at least fifty participants.

•	Wrap accounts offered by securities firms, fee-based investment advisers or financial planners.

•	State and local governments.

•	Shareholders making purchases in certain accounts offered by securities firms that have entered into contracts with the Davis Funds and which charge fees based on assets in the account.
Rollovers from Retirement Plans to IRAs
For qualifying rollovers, you must send the funds’ service provider, State Street Bank and Trust Company, a written request for the rollover.
Assets from retirement plans may be invested in Class A, B, or C shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. Rollovers to Class A shares will be made without a sales charge if they meet the following requirements:
a)	the assets being rolled over were invested in Davis Funds at the time of distribution; and

b)	the rolled over assets are contributed to a Davis Funds IRA with State Street Bank and Trust Company as custodian.
IRA assets that rollover without a sales charge as described above will not be subject to a contingent deferred sales charge.
IRA rollover assets invested in Class A shares that are not attributable to Davis Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in the prospectus and Statement of Additional Information.

Class B Shares
Class B shares may be best for you if you are willing to pay a higher distribution fee than Class A shares for seven years in order to avoid paying a front-end sales charge. The Class B contingent deferred sales charge and asset-based sales charge have the same purpose as the front-end sales charge on sales of Class A shares, i.e. to compensate the broker. Class B shares assess a higher distribution fee to pay fees and expenses charged by dealers and financial institutions for services provided to clients.
•	You buy the shares at net asset value (no initial sales charge).

•	The purchase maximum per transaction for Class B shares is $50,000.

•	If you have significant Davis Funds holdings, you may not be eligible to invest in Class B shares. You may not purchase Class B shares if you are eligible to purchase Class A shares at the $100,000 or higher sales charge discount rate. See “Class A Shares Sales Charges” and “Reduction of Class A Shares Initial Sales Charge” for more information regarding sales charge discounts.

•	If you sell Class B shares in any of the Davis Funds within six years of purchase, you must pay a deferred sales charge. This charge decreases over time as you own the shares (see chart following).

•	After you hold Class B shares for seven years, they are converted automatically into Class A shares without incurring a front-end sales charge. As this is a dollar for dollar conversion, you may receive fewer Class A shares due to the difference in the price of the two share classes. Investors in Class A shares pay a lower distribution fee.

•	Investors in Class B shares (other than Davis Government Money Market Fund) pay a distribution fee of one percent of the average daily net asset value each year they hold the shares. Higher distribution fees translate into lower annual return on net asset value.

•	At redemption, the deferred sales charge for each purchase will be calculated from the date of purchase, excluding any time the shares were held in a money market fund.
Note: Investors who buy Class B shares of Davis Government Money Market Fund will not pay a deferred sales charge unless the money market fund shares were received in exchange for shares of another Davis Fund (see “Exchanging Shares” in this prospectus).
Class B Shares Deferred Sales Charges
for all Davis Funds except Davis Government Money Market Fund

Sales Made After Purchase	Amount of Deferred Sales Charge
Year 1	4%
Years 2-3	3%
Years 4-5	2%
Year 6	1%
Year 7	None
Class B shares automatically convert to Class A shares after seven years.
Class C Shares
Class C shares may be best for you if you are willing to pay a higher distribution fee than Class A shares in order to avoid paying a front-end sales charge. The Class C contingent deferred sales charge and asset-based sales charge have the same purpose as the front-end sales charge on sales of Class A shares, i.e., to compensate the broker. Class C shares assess a higher distribution fee to pay fees and expenses charged by dealers and financial institutions for services provided to clients.

•	You buy the shares at net asset value (no initial sales charge).

•	The purchase maximum per transaction for Class C shares is $500,000.

•	If you have significant Davis Funds holdings, you may not be eligible to invest in Class C shares. You may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See “Class A Shares Sales Charges” and “Reduction of Class A Shares Initial Sales Charge” for more information regarding sales charge discounts.

•	If you sell Class C shares in any of the Davis Funds (other than Davis Government Money Market Fund) within one year of purchase, you must pay a deferred sales charge of one percent. At redemption, the deferred sales charge for each purchase will be calculated from the date of purchase, excluding any time the shares were held in a money market fund.

•	Investors in Class C shares (other than Davis Government Money Market Fund) pay a distribution fee of one percent of the average daily net asset value each year they hold the shares. Higher distribution fees translate into lower annual return on net asset value.

•	Class C shares do not have a conversion provision.
Deferred Sales Charge
If you purchase shares subject to a contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares you own, the contingent deferred sales charge will be deducted from the redemption proceeds unless you are eligible for one of the waivers described below. At redemption, the deferred sales charge will be calculated from the date of each purchase, excluding any time that shares were held in a money market fund. You will pay a deferred sales charge in the following cases:
•	As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.

•	As a Class B shareholder, if you sell shares within six years of purchase. The percentage decreases over the six-year period.

•	As a Class C shareholder, if you sell shares within one year of purchase.
To keep deferred sales charges as low as possible, the funds will first sell shares in your account that are not subject to a deferred sales charge (if any). The funds do not impose a deferred sales charge on the amount of your account value represented by an increase in net asset value over the initial purchase price, or on shares acquired through dividend reinvestments or capital gains distributions. If the net asset value has decreased the sales charge will be based on the current NAV. To determine whether the deferred sales charge applies to a redemption, shares are redeemed in the following order:
•	Shares in your account represented by an increase in NAV over the initial purchase price (appreciation).

•	Shares acquired by reinvestment of dividends and capital gain distributions.

•	Shares that are no longer subject to the deferred sales charge.

•	Shares held the longest, but which are still subject to the deferred sales charge.
Note: Investors who buy Class B or C shares of Davis Government Money Market Fund will not pay a deferred sales charge unless the money market fund shares were received in exchange for shares of another Davis Fund (see “Exchanging Shares” in this prospectus).

Deferred Sales Charge Waivers
The funds will waive the deferred sales charge on sales of Class A, B and C shares of any Davis Fund if:
•	You sell Class A shares that were not subject to a commission at the time of purchase (the amount of purchase totaled $1 million or more) and the shares were held for more than a year.

•	You die and were the sole owner of the account. Otherwise, shares can be redeemed without a contingent deferred sales charge following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established. If you claim a disability you must provide evidence of a determination of disability by the Social Security Administration.

•	You sell shares under a qualified retirement plan or IRA that constitutes a tax-free return of excess contributions to avoid a penalty.

•	Your fund redeems the remaining shares in your account under an Involuntary Redemption.

•	You qualify for an exception related to defined contribution plans. These exceptions are described in the Statement of Additional Information.

•	You are a director, officer or employee of Davis Advisors or one of its affiliates (or an extended family member of a director, officer or employee).

•	You sell Class B or Class C shares under the Systematic Withdrawal Plan if the aggregate value of the redeemed shares does not exceed twelve percent of the account’s value.*
If the net asset value of the shares that you sell has increased since you purchased them, any deferred sales charge will be based on the original cost of the shares.

*	A Systematic Withdrawal Plan may be established as either a percentage or a fixed-dollar amount. The shares that may be redeemed without a sales charge are recalculated as a percentage of the current market value of the account as of the date of each withdrawal. If established as a percentage, no sales charge will be incurred regardless of market fluctuations. If established as a fixed-dollar amount, a sales charge may be incurred if the market value of the account decreases. If you redeem shares in addition to those redeemed pursuant to the Systematic Withdrawal Plan, a deferred sales charge may be imposed on those shares and on any subsequent redemptions within a twelve-month period, regardless of whether such redemptions are pursuant to a Systematic Withdrawal Plan.
If you have any additional questions about choosing a share class, please call the funds toll free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. If you still are not sure about which class is best for you, contact your financial adviser.
Class Y Shares
Class Y shares may be best for you if you qualify. Class Y shares are sold at net asset value per share, without a sales charge, directly to institutional investors. Investors in Class Y shares do not pay a distribution fee. For details on what types of institutions may purchase shares and what fund minimums apply see “How to Open an Account” in this prospectus.

How to Open an Account
To open an account with Davis Funds you must meet the initial minimum investment for each fund you choose to invest in. For each Class A, B, or C share fund you must invest at least $1,000.
For Class Y shares the minimum investment amount is dependent on how you invest:
•	At least $5 million for an institution (trust company, bank trust, endowment, pension plan, foundation) acting on behalf of its own account or one or more clients.

•	At least $5 million for a government entity (a state, county, city, department, authority or similar government agency).

•	With an account established under a “wrap account” or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by the Distributor.

•	At least $500,000 for a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase pension plan, defined benefit plan, or non-qualified deferred compensation plan where plan level or omnibus accounts are held on the books of the fund.
At the Distributor’s discretion, the minimum may be waived for an account established under a “wrap account” or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by the Distributor.
Two Ways You Can Open an Account
•	By Mail. Complete and sign the Application Form and mail it to the fund’s service provider, State Street Bank and Trust Company. Include a check made payable to Davis Funds. All purchases by check should be in U.S. dollars. Davis Funds will not accept third-party checks, starter checks, traveler’s checks or money orders.

•	By Dealer. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from the Distributor. Please note that your dealer may charge a service fee or commission for these transactions.
Anti-Money Laundering Compliance
Davis Funds and the Distributor are required to comply with various anti-money laundering laws and regulations and have appointed an anti-money laundering compliance officer. Consequently, the funds or the Distributor may request additional information from you to verify your identity and the source of your funds. If you do not provide the requested information, the Davis Funds may not be able to open your account. If at any time the funds believe an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the fund and the Distributor may choose not to establish a new account or may be required to “freeze” a shareholder’s account. They may also be required to provide a government agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the funds or the Distributor to inform the shareholder that it has taken the actions described above.

Retirement Plan Accounts
You can invest in Davis Funds using any of these types of retirement plan accounts:
•	IRAs

•	Roth IRAs

•	Education Savings Accounts

•	Simple IRAs

•	Simplified Employee Pension (SEP) IRAs

•	403(b) Plans
State Street Bank and Trust Company acts as custodian for these retirement plans and charges each participant a $15 custodial fee each year per Social Security Number. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. This custodial fee is automatically deducted from each account unless you elect to pay the fee directly. There is also a $15 fee for closing retirement plan accounts. To open a retirement plan account, you must fill out a special application form. You can request this form by calling Investor Services or by visiting the Davis Funds’ website (www.davisfunds.com). Class Y shares cannot be purchased in an IRA.
How to Buy, Sell and Exchange Shares
Once you have established an account with Davis Funds, you can add to or withdraw from your investment. This prospectus describes the types of transactions you can perform as a Davis Funds shareholder including how to initiate these transactions and the charges that you may incur (if any) when buying, selling or exchanging shares. A transaction will not be executed until all required documents have been received in a form meeting all legal requirements. Legal requirements vary depending upon the type of transaction and the type of account. Call Investor Services for instructions. These procedures and charges may change over time and the prospectus in effect at the time a transaction is initiated will describe the procedures and charges which will apply to the transaction.
Right to Reject or Restrict any Purchase or Exchange Order
Purchases and exchanges (other than for Davis Government Money Market Fund) should be made for long-term investment purposes only. Davis Funds and the Distributor reserve the right to reject or restrict any purchase or exchange order for any reason prior to the end of the first business day after the date that a purchase or exchange order was processed. Davis Funds are not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases or exchanges that are part of activity that Davis Funds or the Distributor have determined may involve actual or potential harm to a fund may be rejected.
Four Ways to Buy, Sell and Exchange Shares
•	By Telephone. Call 1-800-279-0279. You can speak directly with an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time or use the funds’ automated telephone system at any time, day or night.

•	By Online Account Access. You may initiate most account transactions through online account access on the funds’ website, www.davisfunds.com. Please note that certain account types, including all Class Y share accounts, may be restricted from online access.

•	By Mail. Send the request to the funds’ service provider, State Street Bank and Trust Company.
Regular mail:
Davis Funds
c/o State Street Bank and Trust Company
P.O. Box 8406
Boston, MA 02266-8406
Express shipping:
Davis Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021-2809
•	By Dealer. Contact a dealer who will execute the transaction through the Distributor. Please note that your dealer may charge service fees or commissions for these transactions.
The Davis Funds do not issue certificates for any class of shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Davis Funds by State Street Bank and Trust Company. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from Davis Funds. Dividend and capital gain distributions, purchases through automatic investment plans and certain retirement plans, and automatic exchanges and withdrawals will be confirmed at least quarterly.
When Your Transactions Are Processed
Purchases, sales, and exchanges will be processed at 4 p.m. Eastern time after Davis Funds’ transfer agent or other qualified financial intermediary receives your request to purchase or sell shares in good order, including all documents which are required to constitute a legal purchase, sale or exchange of shares.
Buying More Shares
You may buy more shares at any time, by mail, through a dealer or by wire. The minimum purchase amount for all share classes is $25.
•	By Mail. When you purchase shares by mail
•	Make the check payable to Davis Funds.

•	If you have the investment slip from your most recent statement, include it with the check. If you do not have an investment slip, include a letter with your check stating the name of the fund, the class of shares you wish to buy, and your account number.

•	Mail the check to:
Regular mail:
Davis Funds
c/o State Street Bank and Trust Company
P.O. Box 8406
Boston, MA 02266-8406
Express shipping:
Davis Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021-2809

•	Through a Dealer. When you buy shares through a dealer, you may be charged service fees or commissions for these transactions.

•	By Telephone. If you have a bank account listed on your account you may purchase shares via ACH (Automated Clearing House) and the funds will be pulled directly from your bank account to purchase shares. Call 1-800-279-0279 to use the funds’ automated phone system 24 hours a day or speak to an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.

•	By Internet. If you have a bank account listed on your account you may purchase shares via ACH (Automated Clearing House) and the funds will be pulled directly from your bank account to purchase shares. See “Internet Transactions” in this prospectus for details on how to access your account through the internet.

•	By Wire. You may wire federal funds directly to the fund’s service provider, State Street Bank and Trust Company. To ensure that the purchase is credited properly, follow these wire instructions:
State Street Bank and Trust Company
Boston, MA 02210
Attn: Mutual Fund Services
[Name of Davis Fund and Class of shares that you
are buying]
Shareholder Name
Shareholder Account Number
Federal Routing Number 011000028
DDA Number 9904-606-2
Making Automatic Investments
An easy way to increase your investment in any Davis Fund is to sign up for the Automatic Investment Plan. Under this plan, you arrange for a predetermined amount of money to be withdrawn from your bank account and invested in fund shares. The minimum amount you can invest under the plan each month is $25. The account minimum of $1,000 must be met prior to establishing an automatic investment plan.
Purchases can be processed electronically on any day of the month if the institution that services your bank account is a member of the Automated Clearing House (ACH) system. Each debit should be reflected on your next bank statement.
To sign up for the Automatic Investment Plan, complete the appropriate section of the Application Form or complete an Account Service Form. You can modify your Automatic Investment Plan at any time by calling Investor Services.
Selling Shares
You may sell back all or part of your shares in any Davis Fund in which you invest (also known as redeeming your shares) on any day that the fund is open at net asset value minus any sales charges that may be due. You can sell the shares by telephone, by internet, by mail or through a dealer. The minimum redemption amount is $50, unless your account is less than $50; in which case you must redeem the entire account.

You may sell shares in any of the following ways:
•	By Mail. To sell shares by mail, send the request to one of the addresses below. All registered shareholders must sign the request. Redemption proceeds are usually paid to you by check within seven days after State Street Bank and Trust Company receives your proper redemption request.
Mail the request to:
Regular mail:
Davis Funds
c/o State Street Bank and Trust Company
P.O. Box 8406
Boston, MA 02266-8406
Express shipping:
Davis Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021-2809
•	A medallion signature guarantee is required if the redemption request is:
•	for a check greater than $100,000;

•	made payable to someone other than the registered shareholder(s);

•	sent to an address other than to the address of record or to an address of record that has been changed in the last 30 days; or

•	to a bank account not on record.
•	Through a Dealer. When you sell shares through a dealer, you may be charged service fees or commissions for these transactions.

•	By Telephone. Call 1-800-279-0279 to use the funds’ automated phone system 24 hours a day or speak to an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
•	Redemptions by check:

•	are limited to $100,000;

•	must be mailed to the address of record that has been on the account for at least 30 days; and

•	must be made payable to the registered shareholder.

•	Redemptions via wire or ACH can only be done to a bank currently on the account.
•	By Internet. See “Internet Transactions” in this prospectus for details on how to access your account through the internet.
•	Redemptions by check:

•	limited to $100,000;

•	must be mailed to the address of record that has been on the account for at least 30 days; and

•	made payable to the registered shareholder.

•	Redemptions via wire or ACH can only be done to a bank currently on the account.
You may redeem shares on any day that the fund is open. Redemption proceeds may be withheld until a sufficient period of time has passed for State Street Bank and Trust Company to be reasonably sure that all checks or drafts (including certified or cashier’s checks) for shares purchased have cleared, normally not exceeding fifteen calendar days.
Check Writing Privilege for Davis Government Money Market Fund
You can request check writing privileges on your Davis Government Money Market Fund account if you hold Class A shares and are not investing through a retirement plan or an IRA. Davis Government Money Market Fund investors with check writing privileges can write checks:
•	For $250 or more from their accounts. Checks written for less than $250 will be honored and a $25 service fee will be debited from the account;

•	So long as the account balance is at least $1,000 after the check has been paid. If a check is presented for payment which would bring the account balance to less than $1,000 a $25 service fee will be debited from the account and check writing privileges will be suspended; and

•	Subject to the rules prescribed by State Street Bank and Trust Company. Davis Funds and State Street Bank and Trust Company reserve the right to modify these rules at any time.
Writing a check is a way of selling shares and directing the proceeds to a third party. When a Davis Government Money Market Fund check is presented to State Street Bank and Trust Company for payment, the bank will redeem a sufficient number of shares in your account to cover the amount of the check. If you have had recent activity in your Davis Government Money Market Fund account, funds may not be available to cover your checks. For example: (1) if you have redeemed or exchanged funds out of your Davis Government Money Market Fund account, there may not be sufficient funds remaining to cover your check; (2) if you have recently purchased shares in your Davis Government Money Market Fund account, the funds may still be within the fifteen-day uncollected status; or (3) if funds were exchanged into your Davis Government Money Market Fund account from another Davis Fund, those funds may still be within the fifteen-day uncollected status.
To qualify for Check Writing Privileges, fill out the appropriate section in your Application Form. If you write a check on your Davis Government Money Market Fund account and you do not have sufficient shares in your account to cover the check, or if your check is presented for payment before your purchase check has cleared, the check will be returned and your account will be assessed an insufficient funds fee of $25. You can find more information about check writing privileges in the Statement of Additional Information. Davis Funds and State Street Bank and Trust Company reserve the right to modify or terminate the check writing service at any time.
What You Need to Know Before You Sell Your Shares
•	You will always receive cash for sales that total less than $250,000 or one percent of a fund’s net asset value during any ninety-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees if you sold the securities.

•	In certain circumstances, such as death of a shareholder or acting as power of attorney, additional documentation may be required. Please contact Investor Services at 1-800-279-0279 to determine if your situation requires such documentation.

•	In the past, the Davis Funds issued certificates for its shares. If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to State Street Bank and Trust Company and accompanied by a letter of instruction signed by the owner(s).

•	A sale may produce a gain or loss. Gains may be subject to tax.

•	The Securities and Exchange Commission may suspend redemption of shares under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.
Medallion Signature Guarantee
To protect you and the Davis Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A medallion signature guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of a United States stock exchange participate in the medallion signature guarantee program. No other form of signature verification will be accepted.
Stock Power
This is a letter of instruction signed by the owner of fund shares that gives State Street Bank and Trust Company permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.
If You Decide to Buy Back Shares You Sold
If you sold Davis Funds Class A or Class B shares on which you have paid a sales charge (other Classes of shares are not entitled to this privilege) and decide to repurchase some or all shares within 60 days of sale, you may notify the funds in writing of your intent to exercise the Subsequent Repurchase Privilege. This privilege can only be exercised once. With this privilege you may purchase Class A shares at current net asset value without a sales charge. If you redeemed Class B shares and paid a contingent deferred sales charge on redemption, it will not be refunded or returned to your account. You may purchase Class A shares of the same fund/account in an amount up to, but not exceeding, the dollar amount of Class A or Class B shares which you previously redeemed. To exercise this privilege, you must send a letter to the funds’ service provider, State Street Bank and Trust Company, along with a check for the repurchased shares.
Involuntary Redemption
If your fund/account balance declines to less than the minimum for your share class in any fund as a result of a redemption, exchange or transfer, the fund will redeem your remaining shares in the fund at net asset value. You will be notified before your account is involuntarily redeemed. Telephone redemptions will receive immediate notice that the redemption will result in the entire account being redeemed upon execution of the transaction. All other redemptions will receive a letter notifying account holders that their accounts will be involuntarily redeemed unless the account balance is increased to the fund minimum. For Class A, B, and C shares this is typically $1,000. Class Y share minimums vary. Please see “How to Open an Account” for details.
Making Systematic Withdrawals
If your fund/account balance is more than $10,000, you can sell a predetermined dollar or percentage amount each month or quarter (for retirement accounts or IRAs, withdrawals may be established on an annual basis). Because withdrawals are sales, they may produce a gain or loss. If you purchase additional fund shares at around the same time that you make a withdrawal, you may have to pay taxes and a sales charge. When you participate in this plan, known as the Systematic Withdrawal Plan, shares are sold so that you will receive payment by one of three methods:
•	You may receive a check at the address of record provided that this address has not changed for a period of at least 30 days.

•	You may also choose to receive funds by ACH by completing an account service form. If you wish to execute a Systematic Withdrawal Plan by ACH after your account has been established, please complete an account service form and have your signature medallion guaranteed.

•	You may have funds sent by check to a third party at an address other than the address of record. In order to do so, you must complete the appropriate section of the Application Form. If you wish to designate a third-party payee after your account has been established, you must submit a letter of instruction with a medallion signature guarantee.
You may stop systematic withdrawals at any time without charge or penalty by calling Investor Services.
Wiring Sale Proceeds to Your Bank Account
You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust Company for wire service and receiving banks may also charge for this service. Proceeds of redemption by federal funds wire are usually credited to your bank account on the next business day after the sale. Alternatively, redemption through ACH will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the Banking Instructions section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form must be submitted with a medallion guarantee and a voided check.
Exchanging Shares
You can sell shares of any Davis Fund to buy shares in the same class of any other Davis Fund without having to pay a sales charge. This is known as an exchange. You can only exchange shares from your account within the same class and under the same registration. You can exchange shares by telephone, by internet, by mail or through a dealer. The initial exchange must be for at least the minimum for your share class. For Class A, B, and C shares this is typically $1,000. Class Y share minimums vary. Please see “How to Open an Account” for details. Exchanges are normally performed on the same day of the request if received in proper form (all necessary documents, signatures, etc.) by 4 p.m. Eastern time.
Shares in different Davis Funds may be exchanged at relative net asset value. However, if any Davis Fund shares being exchanged are subject to a deferred sales charge, Statement of Intention or other limitation, the limitation will continue to apply to the shares received in the exchange. When you exchange shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that you own Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Any period that you are invested in shares of Davis Government Money Market Fund will be added to the six-year declining sales charge period.
You may exchange shares in any of the following ways:
•	By Mail. To exchange shares by mail, send the request to one of the addresses below. All registered shareholders must sign the request.
•	Mail the request to:
Regular mail:
Davis Funds
c/o State Street Bank and Trust Company
P.O. Box 8406
Boston, MA 02266-8406

Express shipping:
Davis Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021-2809
•	Through a Dealer. When you exchange shares through a dealer, you may be charged service fees or commissions for these transactions.

•	By Telephone. Call 1-800-279-0279 to use the funds’ automated phone system 24 hours a day or speak to an Investor Services Professional, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.

•	By Internet. See “Internet Transactions” in this prospectus for details on how to access your account through the internet.
In the past, the Davis Funds issued certificates. If you wish to exchange shares for which you hold share certificates, these certificates must be sent by certified mail to State Street Bank and Trust Company accompanied by a letter of instruction signed by the owner(s). If your shares are being sold for cash, this is known as a redemption. Please see “What You Need to Know Before You Sell Your Shares” in this prospectus for restrictions that might apply to this type of transaction.
Before you decide to make an exchange, you must obtain the current prospectus of the desired Davis Fund. For federal income tax purposes, exchanges between Davis Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.
Frequent Purchases and Redemptions of Fund Shares
The Davis Funds discourage short-term or excessive trading, does not accommodate short-term or excessive trading, and intends to restrict or reject such trading or take other action if in the judgment of Davis Advisors such trading may be detrimental to the interest of a Fund. Such strategies may dilute the value of fund shares held by long-term shareholders, interfere with the efficient management of the Fund’s portfolio, and increase brokerage and administrative costs.
The Davis Funds’ Board of Directors has adopted a 30 day restriction policy with respect to the frequent purchase and redemption of fund shares. Under the 30 day restriction any shareholder redeeming shares from a fund will be precluded from investing in the same fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of an exchange transaction. Check writing redemptions from the money market fund are excluded from this restriction, as are transactions that are part of a systematic plan. Certain financial intermediaries, such as 401(k) plan administrators, may apply purchase and exchange limitations which are different than the limitations discussed above. These limitations may be more or less restrictive than the limitations imposed by the Davis Funds, but are designed to detect and prevent excessive trading. Shareholders should consult their financial intermediaries to determine what purchase and exchange limitations may be applicable to their transactions in the Davis Funds through those financial intermediaries. To the extent reasonably feasible, the Funds’ market timing procedures apply to all shareholder accounts and neither Davis Funds nor Davis Advisors have entered into agreements to exempt any shareholder from application of either the Davis Funds’ or a financial intermediary’s market-timing procedures, as applicable.
Davis Funds receive purchase, exchange and redemption orders from many financial intermediaries which maintain omnibus accounts with the Funds. Omnibus account arrangements permit financial intermediaries to aggregate their clients’ transactions and ownership positions. Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection and there can be no assurance that Davis Funds will successfully prevent all instances of market timing.

If the Davis Funds, at its discretion, identifies any activity that may constitute frequent trading, it reserves the right to restrict further trading activity regardless of whether the activity exceeds the funds written guidelines. In applying this policy, the Davis Funds reserves the right to consider the trading of multiple accounts under common ownership, control or influence to be trading out of a single account.
Making Automatic Exchanges
You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of at least the minimum for your share class. For Class A, C, and C shares this is typically $1,000. Class Y share minimums vary. Please see “How to Open an Account” for details. You must exchange at least $25 to participate in this program, known as the Automatic Exchange Program. To sign up for this program you may contact Investor Services.
Telephone Transactions
A benefit of investing through Davis Funds is that you can use the funds’ automated telephone system to buy, sell or exchange shares. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form.
When you call Davis Funds you can perform a transaction in one of two ways:
•	Speak directly with an Investor Services Professional during business hours (9 a.m. to 6 p.m. Eastern time).

•	You can use Davis Funds’ automated telephone system, 24 hours a day, seven days a week. Class Y share accounts do not have access to the automated telephone system.
When you buy, sell or exchange shares by telephone instruction, you agree that the Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder, registered representative or authorized trader, whose name is on file). Davis Advisors uses certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the fund may be liable for any loss from unauthorized instructions.
Be aware that during unusual market conditions Davis Funds may not be able to accept all requests by telephone.

Internet Transactions
You can use the fund’s website — www.davisfunds.com — to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell or exchange shares online. You may also request confirmation statements and tax summary information to be mailed to the address on file. Please review the funds’ website for more complete information. If you do not wish to have this option activated for your account, please contact an Investor Services Professional at 800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. EST. Class Y share accounts cannot be accessed through the funds’ website.
To access your accounts, you will need the name of the fund(s) in which you are invested, your account number and your Social Security Number.
You must also establish a unique and confidential Personal Identification Number (PIN). This PIN is required each time you access your Davis account online.
When you buy, sell or exchange shares over the Internet, you agree that the Davis Funds are not liable for following instructions believed to be genuine (that is, directed by the account holder or registered representative on file). Davis Advisors uses certain procedures to confirm that your instructions are genuine. If these procedures are not used, the funds may be liable for any loss from unauthorized instructions.

Financial Highlights
These tables are designed to show you the financial performance of each of the Funds in this prospectus for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the fund.
This information has been audited by KPMG LLP, the Funds’ independent registered public accounting firm. KPMG LLP’s report, along with the funds’ financial statements, is included in the Annual Report, which is available upon request.

DAVIS SERIES, INC.
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
				Net Realized and	Total from
	Net Asset Value,	Net Investment Income		Unrealized Gains	Investment
	Beginning of Period	(Loss)		(Losses)	Operations

Davis Opportunity Fund Class A:
Year ended December 31, 2009	$13.92	$0.09	[d]	$6.15	$6.24
Year ended December 31, 2008	$25.19	$0.09	[d]	$(11.35)	$(11.26)
Year ended December 31, 2007	$27.52	$0.05	[d]	$(0.43)	$(0.38)
Year ended December 31, 2006	$24.29	$—	[d,e]	$4.25	$4.25
Year ended December 31, 2005	$23.20	$0.05	[d]	$1.88	$1.93

Davis Opportunity Fund Class B:
Year ended December 31, 2009	$12.00	$(0.05)[d]		$5.26	$5.21
Year ended December 31, 2008	$21.89	$(0.07)[d]		$(9.82)	$(9.89)
Year ended December 31, 2007	$24.17	$(0.15)[d]		$(0.36)	$(0.51)
Year ended December 31, 2006	$21.44	$(0.18)[d]		$3.72	$3.54
Year ended December 31, 2005	$20.55	$(0.13)[d]		$1.66	$1.53

Davis Opportunity Fund Class C:
Year ended December 31, 2009	$12.60	$(0.03)[d]		$5.53	$5.50
Year ended December 31, 2008	$22.97	$(0.05)[d]		$(10.32)	$(10.37)
Year ended December 31, 2007	$25.27	$(0.15)[d]		$(0.38)	$(0.53)
Year ended December 31, 2006	$22.37	$(0.18)[d]		$3.90	$3.72
Year ended December 31, 2005	$21.42	$(0.13)[d]		$1.73	$1.60

Davis Opportunity Fund Class Y:
Year ended December 31, 2009	$14.31	$0.15	[d]	$6.33	$6.48
Year ended December 31, 2008	$25.94	$0.17	[d]	$(11.73)	$(11.56)
Year ended December 31, 2007	$28.29	$0.13	[d]	$(0.44)	$(0.31)
Year ended December 31, 2006	$24.95	$0.07	[d]	$4.37	$4.44
Year ended December 31, 2005	$23.81	$0.13	[d]	$1.93	$2.06

Davis Government Bond Fund Class A:
Year ended December 31, 2009	$5.65	$0.18		$0.01	$0.19
Year ended December 31, 2008	$5.60	$0.19		$0.05	$0.24
Year ended December 31, 2007	$5.52	$0.21		$0.08	$0.29
Year ended December 31, 2006	$5.50	$0.18		$0.02	$0.20
Year ended December 31, 2005	$5.60	$0.15		$(0.10)	$0.05

Davis Government Bond Fund Class B:
Year ended December 31, 2009	$5.64	$0.13		$0.01	$0.14
Year ended December 31, 2008	$5.58	$0.15		$0.06	$0.21
Year ended December 31, 2007	$5.51	$0.17		$0.07	$0.24
Year ended December 31, 2006	$5.49	$0.14		$0.02	$0.16
Year ended December 31, 2005	$5.59	$0.12		$(0.10)	$0.02

Davis Government Bond Fund Class C:
Year ended December 31, 2009	$5.65	$0.13		$0.01	$0.14
Year ended December 31, 2008	$5.60	$0.15		$0.05	$0.20
Year ended December 31, 2007	$5.52	$0.17		$0.08	$0.25
Year ended December 31, 2006	$5.51	$0.14		$0.01	$0.15
Year ended December 31, 2005	$5.61	$0.12		$(0.10)	$0.02

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends	Distributions								Net
from Net	from			Net Asset		Net Assets,	Gross		Investment
Investment	Realized	Return of	Total	Value, End	Total	End of Period	Expense	Net Expense	Income	Portfolio
Income	Gains	Capital	Distributions	of Period	Return[a]	(in thousands)	Ratio	Ratio[b]	(Loss) Ratio	Turnover[c]

$(0.08)	$—	$—	$(0.08)	$20.08	44.81%	$319,877	1.17%	1.17%	0.56%	24.13%
$—	$—	$(0.01)	$(0.01)	$13.92	(44.71)%	$266,525	1.15%	1.15%	0.47%	29.36%
$(0.18)	$(1.77)	$—	$(1.95)	$25.19	(1.42)%	$676,995	1.06%	1.06%	0.16%	37.05%
$(0.23)	$(0.79)	$—	$(1.02)	$27.52	17.59%	$680,181	1.10%	1.10%	(0.02)%	40.26%
$(0.24)	$(0.60)	$—	$(0.84)	$24.29	8.33%	$446,794	1.15%	1.15%	0.18%	35.77%

$—	$—	$—	$—	$17.21	43.42%	$23,525	2.11%	2.11%	(0.38)%	24.13%
$—	$—	$—	$—	$12.00	(45.18)%	$21,951	2.00%	2.00%	(0.38)%	29.36%
$—	$(1.77)	$—	$(1.77)	$21.89	(2.15)%	$60,386	1.85%	1.85%	(0.63)%	37.05%
$(0.02)	$(0.79)	$—	$(0.81)	$24.17	16.60%	$81,788	1.88%	1.88%	(0.80)%	40.26%
$(0.04)	$(0.60)	$—	$(0.64)	$21.44	7.49%	$96,501	1.92%	1.90%	(0.57)%	35.77%

$—	$—	$—	$—	$18.10	43.65%	$131,972	1.96%	1.96%	(0.23)%	24.13%
$—	$—	$—	$—	$12.60	(45.15)%	$119,676	1.91%	1.91%	(0.29)%	29.36%
$—	$(1.77)	$—	$(1.77)	$22.97	(2.14)%	$287,054	1.81%	1.81%	(0.59)%	37.05%
$(0.03)	$(0.79)	$—	$(0.82)	$25.27	16.70%	$260,254	1.84%	1.84%	(0.76)%	40.26%
$(0.05)	$(0.60)	$—	$(0.65)	$22.37	7.48%	$150,844	1.91%	1.90%	(0.57)%	35.77%

$(0.14)	$—	$—	$(0.14)	$20.65	45.31%	$78,231	0.81%	0.81%	0.92%	24.13%
$—	$—	$(0.07)	$(0.07)	$14.31	(44.54)%	$42,119	0.85%	0.85%	0.77%	29.36%
$(0.27)	$(1.77)	$—	$(2.04)	$25.94	(1.13)%	$78,537	0.78%	0.78%	0.44%	37.05%
$(0.31)	$(0.79)	$—	$(1.10)	$28.29	17.91%	$68,591	0.81%	0.81%	0.27%	40.26%
$(0.32)	$(0.60)	$—	$(0.92)	$24.95	8.70%	$50,142	0.85%	0.85%	0.48%	35.77%

$(0.18)	$—	$—	$(0.18)	$5.66	3.37%	$100,617	0.72%	0.72%	2.78%	47.89%
$(0.19)	$—	$—	$(0.19)	$5.65	4.38%	$91,852	0.87%	0.87%	3.29%	66.56%
$(0.21)	$—	$—	$(0.21)	$5.60	5.45%	$27,224	1.03%	1.03%	3.95%	60.23%
$(0.18)	$—	$—	$(0.18)	$5.52	3.73%	$22,134	1.05%	1.05%	3.30%	64.94%
$(0.15)	$—	$—	$(0.15)	$5.50	0.98%	$19,340	1.10%	1.08%	2.52%	55.46%

$(0.13)	$—	$—	$(0.13)	$5.65	2.42%	$16,322	1.65%	1.65%	1.85%	47.89%
$(0.15)	$—	$—	$(0.15)	$5.64	3.77%	$16,442	1.69%	1.69%	2.47%	66.56%
$(0.17)	$—	$—	$(0.17)	$5.58	4.49%	$10,402	1.77%	1.77%	3.21%	60.23%
$(0.14)	$—	$—	$(0.14)	$5.51	3.02%	$14,058	1.76%	1.76%	2.59%	64.94%
$(0.12)	$—	$—	$(0.12)	$5.49	0.33%	$25,208	1.79%	1.77%	1.83%	55.46%

$(0.13)	$—	$—	$(0.13)	$5.66	2.49%	$40,882	1.58%	1.58%	1.92%	47.89%
$(0.15)	$—	$—	$(0.15)	$5.65	3.63%	$39,261	1.63%	1.63%	2.53%	66.56%
$(0.17)	$—	$—	$(0.17)	$5.60	4.66%	$14,754	1.75%	1.75%	3.23%	60.23%
$(0.14)	$—	$—	$(0.14)	$5.52	2.78%	$7,483	1.79%	1.79%	2.56%	64.94%
$(0.12)	$—	$—	$(0.12)	$5.51	0.29%	$5,358	1.84%	1.82%	1.78%	55.46%

DAVIS SERIES, INC.
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
			Net Realized and	Total from
	Net Asset Value,	Net Investment Income	Unrealized Gains	Investment
	Beginning of Period	(Loss)	(Losses)	Operations

Davis Government Bond Fund Class Y:
Year ended December 31, 2009	$5.69	$0.18	$0.01	$0.19
Year ended December 31, 2008	$5.64	$0.20	$0.05	$0.25
Year ended December 31, 2007	$5.57	$0.22	$0.07	$0.29
Year ended December 31, 2006	$5.55	$0.19	$0.02	$0.21
Year ended December 31, 2005	$5.65	$0.17	$(0.10)	$0.07

Davis Government Money Market Fund Class A, B, C & Y:
Year ended December 31, 2009	$1.000	$0.003	$—	$0.003
Year ended December 31, 2008	$1.000	$0.022	$—	$0.022
Year ended December 31, 2007	$1.000	$0.046	$—	$0.046
Year ended December 31, 2006	$1.000	$0.044	$—	$0.044
Year ended December 31, 2005	$1.000	$0.026	$—	$0.026

Davis Financial Fund Class A:
Year ended December 31, 2009	$19.72	$0.12 [d]	$8.96	$9.08
Year ended December 31, 2008	$40.71	$0.16 [d]	$(19.02)	$(18.86)
Year ended December 31, 2007	$47.48	$0.20	$(2.56)	$(2.36)
Year ended December 31, 2006	$42.40	$0.04	$7.81	$7.85
Year ended December 31, 2005	$41.00	$0.04	$3.27	$3.31

Davis Financial Fund Class B:
Year ended December 31, 2009	$17.17	$(0.11)[d]	$7.73	$7.62
Year ended December 31, 2008	$36.03	$(0.14)[d]	$(16.75)	$(16.89)
Year ended December 31, 2007	$42.82	$(0.20)[d]	$(2.28)	$(2.48)
Year ended December 31, 2006	$38.83	$(0.33)[d]	$7.09	$6.76
Year ended December 31, 2005	$38.03	$(0.29)[d]	$3.00	$2.71

Davis Financial Fund Class C:
Year ended December 31, 2009	$17.58	$(0.08)[d]	$7.94	$7.86
Year ended December 31, 2008	$36.77	$(0.11)[d]	$(17.11)	$(17.22)
Year ended December 31, 2007	$43.58	$(0.18)[d]	$(2.32)	$(2.50)
Year ended December 31, 2006	$39.46	$(0.32)[d]	$7.21	$6.89
Year ended December 31, 2005	$38.62	$(0.30)[d]	$3.05	$2.75

Davis Financial Fund Class Y:
Year ended December 31, 2009	$20.16	$0.14 [d]	$9.16	$9.30
Year ended December 31, 2008	$41.57	$0.20 [d]	$(19.44)	$(19.24)
Year ended December 31, 2007	$48.38	$0.28	$(2.61)	$(2.33)
Year ended December 31, 2006	$43.10	$0.11	$7.94	$8.05
Year ended December 31, 2005	$41.59	$0.09	$3.33	$3.42

Davis Appreciation & Income Fund Class A:
Year ended December 31, 2009	$16.15	$0.38 [d]	$7.58	$7.96
Year ended December 31, 2008	$28.21	$0.54 [d]	$(12.06)	$(11.52)
Year ended December 31, 2007	$29.71	$0.61	$(0.18)	$0.43
Year ended December 31, 2006	$27.94	$0.68	$3.52	$4.20
Year ended December 31, 2005	$27.50	$0.59	$1.11	$1.70

Financial Highlights — (Continued)

Dividends and Distributions								Ratios to Average Net Assets
Dividends	Distributions									Net
from Net	from			Net Asset			Net Assets,	Gross		Investment
Investment	Realized	Return of	Total	Value, End	Total		End of Period	Expense	Net Expense	Income	Portfolio
Income	Gains	Capital	Distributions	of Period	Return[a]		(in thousands)	Ratio	Ratio[b]	(Loss) Ratio	Turnover[c]

$(0.18)	$—	$—	$(0.18)	$5.70	3.44%		$3,032	0.64%	0.64%	2.86%	47.89%
$(0.20)	$—	$—	$(0.20)	$5.69	4.43%		$1,626	0.82%	0.82%	3.34%	66.56%
$(0.22)	$—	$—	$(0.22)	$5.64	5.32%		$410	0.99%	0.99%	3.99%	60.23%
$(0.19)	$—	$—	$(0.19)	$5.57	3.86%		$302	0.93%	0.93%	3.42%	64.94%
$(0.17)	$—	$—	$(0.17)	$5.55	1.22%		$115	0.98%	0.97%	2.63%	55.46%

$(0.003)	$—	$—	$(0.003)	$1.000	0.28%		$299,642	0.63%	0.47%	0.30%	NA
$(0.022)	$—	$—	$(0.022)	$1.000	2.26%		$395,211	0.57%	0.57%	2.30%	NA
$(0.046)	$—	$—	$(0.046)	$1.000	4.69%		$596,446	0.55%	0.55%	4.59%	NA
$(0.044)	$—	$—	$(0.044)	$1.000	4.47%		$558,107	0.56%	0.56%	4.41%	NA
$(0.026)	$—	$—	$(0.026)	$1.000	2.68%		$513,221	0.57%	0.56%	2.65%	NA

$(0.04)	$—	$—	$(0.04)	$28.76	46.02%[f]		$584,626	1.05%	1.05%	0.51%	8.56%
$(0.16)	$(1.97)	$—	$(2.13)	$19.72	(45.62)%		$425,854	1.06%	1.06%	0.50%	9.02%
$(0.10)	$(4.31)	$—	$(4.41)	$40.71	(5.31)%		$740,235	0.97%	0.97%	0.44%	15.11%
$—	$(2.77)	$—	$(2.77)	$47.48	18.74%		$818,054	0.98%	0.98%	0.09%	4.20%
$—	$(1.91)	$—	$(1.91)	$42.40	8.03%		$613,683	0.99%	0.98%	0.10%	5.17%

$—	$—	$—	$—	$24.79	44.38	% [f]	$14,397	2.19%	2.19%	(0.63)%	8.56%
$—	$(1.97)	$—	$(1.97)	$17.17	(46.13)%		$14,236	2.08%	2.08%	(0.52)%	9.02%
$—	$(4.31)	$—	$(4.31)	$36.03	(6.17)%		$50,341	1.87%	1.87%	(0.46)%	15.11%
$—	$(2.77)	$—	$(2.77)	$42.82	17.65%		$95,545	1.88%	1.88%	(0.81)%	4.20%
$—	$(1.91)	$—	$(1.91)	$38.83	7.08%		$192,049	1.88%	1.85%	(0.77)%	5.17%

$—	$—	$—	$—	$25.44	44.71	% [f]	$74,530	1.95%	1.95%	(0.39)%	8.56%
$—	$(1.97)	$—	$(1.97)	$17.58	(46.09)%		$58,474	1.94%	1.94%	(0.38)%	9.02%
$—	$(4.31)	$—	$(4.31)	$36.77	(6.10)%		$87,216	1.83%	1.83%	(0.42)%	15.11%
$—	$(2.77)	$—	$(2.77)	$43.58	17.70%		$96,478	1.85%	1.85%	(0.78)%	4.20%
$—	$(1.91)	$—	$(1.91)	$39.46	7.07%		$94,512	1.87%	1.85%	(0.77)%	5.17%

$(0.06)	$—	$—	$(0.06)	$29.40	46.13	% [f]	$15,478	0.95%	0.95%	0.61%	8.56%
$(0.20)	$(1.97)	$—	$(2.17)	$20.16	(45.56)%		$8,958	0.97%	0.97%	0.59%	9.02%
$(0.17)	$(4.31)	$—	$(4.48)	$41.57	(5.15)%		$8,844	0.84%	0.84%	0.57%	15.11%
$—	$(2.77)	$—	$(2.77)	$48.38	18.90%		$10,566	0.84%	0.84%	0.23%	4.20%
$—	$(1.91)	$—	$(1.91)	$43.10	8.18%		$11,815	0.85%	0.84%	0.24%	5.17%

$(0.41)	$—	$—	$(0.41)	$23.70	49.68%		$275,411	1.06%	1.06%	1.98%	15.37%
$(0.54)	$—	$—	$(0.54)	$16.15	(41.43)%		$227,940	1.07%	1.07%	2.24%	27.60%
$(0.60)	$(1.33)	$—	$(1.93)	$28.21	1.30%		$567,728	1.01%	1.01%	2.04%	23.26%
$(0.64)	$(1.79)	$—	$(2.43)	$29.71	15.19%		$393,888	1.06%	1.06%	2.35%	25.33%
$(0.62)	$(0.64)	$—	$(1.26)	$27.94	6.29%		$224,600	1.07%	1.07%	2.12%	16.64%

DAVIS SERIES, INC.
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
				Net Realized and	Total from
	Net Asset Value,	Net Investment Income		Unrealized Gains	Investment
	Beginning of Period	(Loss)		(Losses)	Operations

Davis Appreciation & Income Fund Class B:
Year ended December 31, 2009	$15.98	$0.20	[d]	$7.49	$7.69
Year ended December 31, 2008	$27.90	$0.33	[d]	$(11.92)	$(11.59)
Year ended December 31, 2007	$29.40	$0.38	[d]	$(0.21)	$0.17
Year ended December 31, 2006	$27.67	$0.45	[d]	$3.46	$3.91
Year ended December 31, 2005	$27.25	$0.35		$1.08	$1.43

Davis Appreciation & Income Fund Class C:
Year ended December 31, 2009	$16.24	$0.23	[d]	$7.59	$7.82
Year ended December 31, 2008	$28.34	$0.35	[d]	$(12.10)	$(11.75)
Year ended December 31, 2007	$29.84	$0.38	[d]	$(0.20)	$0.18
Year ended December 31, 2006	$28.06	$0.45	[d]	$3.51	$3.96
Year ended December 31, 2005	$27.62	$0.36		$1.10	$1.46

Davis Appreciation & Income Fund Class Y:
Year ended December 31, 2009	$16.22	$0.44	[d]	$7.60	$8.04
Year ended December 31, 2008	$28.33	$0.61	[d]	$(12.11)	$(11.50)
Year ended December 31, 2007	$29.84	$0.72	[d]	$(0.22)	$0.50
Year ended December 31, 2006	$28.05	$0.76		$3.54	$4.30
Year ended December 31, 2005	$27.61	$0.66		$1.11	$1.77

Davis Real Estate Fund Class A:
Year ended December 31, 2009	$15.29	$0.39	[d]	$4.35	$4.74
Year ended December 31, 2008	$30.50	$0.42	[d]	$(14.70)	$(14.28)
Year ended December 31, 2007	$46.42	$0.81	[d]	$(7.45)	$(6.64)
Year ended December 31, 2006	$40.23	$0.61	[d]	$13.28	$13.89
Year ended December 31, 2005	$39.52	$0.59		$4.37	$4.96

Davis Real Estate Fund Class B:
Year ended December 31, 2009	$15.13	$0.22	[d]	$4.32	$4.54
Year ended December 31, 2008	$30.29	$0.21	[d]	$(14.63)	$(14.42)
Year ended December 31, 2007	$46.16	$0.53	[d]	$(7.46)	$(6.93)
Year ended December 31, 2006	$40.05	$0.38	[d]	$13.07	$13.45
Year ended December 31, 2005	$39.36	$0.30		$4.34	$4.64

Davis Real Estate Fund Class C:
Year ended December 31, 2009	$15.32	$0.27	[d]	$4.36	$4.63
Year ended December 31, 2008	$30.63	$0.24	[d]	$(14.79)	$(14.55)
Year ended December 31, 2007	$46.56	$0.52	[d]	$(7.50)	$(6.98)
Year ended December 31, 2006	$40.35	$0.44	[d]	$13.12	$13.56
Year ended December 31, 2005	$39.63	$0.31		$4.37	$4.68

Davis Real Estate Fund Class Y:
Year ended December 31, 2009	$15.46	$0.46	[d]	$4.41	$4.87
Year ended December 31, 2008	$30.82	$0.50	[d]	$(14.85)	$(14.35)
Year ended December 31, 2007	$46.81	$0.92	[d]	$(7.47)	$(6.55)
Year ended December 31, 2006	$40.53	$0.77		$13.37	$14.14
Year ended December 31, 2005	$39.78	$0.74		$4.42	$5.16

[a]	Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[b]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements and/or waivers from the Adviser.

[c]	The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Financial Highlights — (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends	Distributions								Net
from Net	from			Net Asset		Net Assets,	Gross		Investment
Investment	Realized	Return of	Total	Value, End	Total	End of Period	Expense	Net Expense	Income	Portfolio
Income	Gains	Capital	Distributions	of Period	Return[a]	(in thousands)	Ratio	Ratio[b]	(Loss) Ratio	Turnover[c]

$(0.23)	$—	$—	$(0.23)	$23.44	48.28%	$19,801	1.99%	1.99%	1.05%	15.37%
$(0.33)	$—	$—	$(0.33)	$15.98	(41.92)%	$16,891	1.93%	1.93%	1.38%	27.60%
$(0.34)	$(1.33)	$—	$(1.67)	$27.90	0.46%	$44,099	1.84%	1.84%	1.21%	23.26%
$(0.39)	$(1.79)	$—	$(2.18)	$29.40	14.20%	$51,102	1.89%	1.89%	1.52%	25.33%
$(0.37)	$(0.64)	$—	$(1.01)	$27.67	5.30%	$75,289	1.94%	1.93%	1.26%	16.64%

$(0.25)	$—	$—	$(0.25)	$23.81	48.36%	$87,739	1.89%	1.89%	1.15%	15.37%
$(0.35)	$—	$—	$(0.35)	$16.24	(41.85)%	$79,699	1.87%	1.87%	1.44%	27.60%
$(0.35)	$(1.33)	$—	$(1.68)	$28.34	0.50%	$169,456	1.80%	1.80%	1.25%	23.26%
$(0.39)	$(1.79)	$—	$(2.18)	$29.84	14.22%	$90,692	1.88%	1.87%	1.54%	25.33%
$(0.38)	$(0.64)	$—	$(1.02)	$28.06	5.34%	$55,395	1.93%	1.93%	1.26%	16.64%

$(0.46)	$—	$—	$(0.46)	$23.80	50.05%	$46,112	0.80%	0.80%	2.24%	15.37%
$(0.61)	$—	$—	$(0.61)	$16.22	(41.25)%	$49,314	0.79%	0.79%	2.52%	27.60%
$(0.68)	$(1.33)	$—	$(2.01)	$28.33	1.55%	$105,327	0.75%	0.74%	2.31%	23.26%
$(0.72)	$(1.79)	$—	$(2.51)	$29.84	15.49%	$50,052	0.80%	0.80%	2.61%	25.33%
$(0.69)	$(0.64)	$—	$(1.33)	$28.05	6.52%	$37,110	0.83%	0.83%	2.36%	16.64%

$(0.24)	$—	$—	$(0.24)	$19.79	31.72%	$233,995	1.35%	1.35%	2.55%	63.71%
$(0.09)	$(0.51)	$(0.33)	$(0.93)	$15.29	(46.89)%	$202,878	1.23%	1.23%	1.62%	43.68%
$(0.58)	$(8.70)	$—	$(9.28)	$30.50	(14.87)%	$460,644	1.08%	1.08%	1.84%	46.37%
$(0.88)	$(6.82)	$—	$(7.70)	$46.42	34.58%	$573,375	1.09%	1.09%	1.37%	37.97%
$(0.83)	$(3.42)	$—	$(4.25)	$40.23	12.76%	$372,571	1.10%	1.09%	1.48%	24.86%

$(0.12)	$—	$—	$(0.12)	$19.55	30.38%	$6,616	2.46%	2.46%	1.44%	63.71%
$(0.05)	$(0.51)	$(0.18)	$(0.74)	$15.13	(47.41)%	$7,581	2.13%	2.13%	0.72%	43.68%
$(0.24)	$(8.70)	$—	$(8.94)	$30.29	(15.52)%	$24,872	1.87%	1.87%	1.05%	46.37%
$(0.52)	$(6.82)	$—	$(7.34)	$46.16	33.50%	$55,347	1.86%	1.86%	0.60%	37.97%
$(0.53)	$(3.42)	$—	$(3.95)	$40.05	11.91%	$87,039	1.89%	1.88%	0.69%	24.86%

$(0.15)	$—	$—	$(0.15)	$19.80	30.70%	$29,222	2.18%	2.18%	1.72%	63.71%
$(0.05)	$(0.51)	$(0.20)	$(0.76)	$15.32	(47.33)%	$28,789	2.00%	2.00%	0.85%	43.68%
$(0.25)	$(8.70)	$—	$(8.95)	$30.63	(15.48)%	$73,594	1.84%	1.84%	1.08%	46.37%
$(0.53)	$(6.82)	$—	$(7.35)	$46.56	33.54%	$119,093	1.84%	1.84%	0.62%	37.97%
$(0.54)	$(3.42)	$—	$(3.96)	$40.35	11.93%	$95,229	1.88%	1.87%	0.70%	24.86%

$(0.28)	$—	$—	$(0.28)	$20.05	32.37%	$25,947	0.92%	0.92%	2.98%	63.71%
$(0.10)	$(0.51)	$(0.40)	$(1.01)	$15.46	(46.75)%	$29,282	0.89%	0.89%	1.96%	43.68%
$(0.74)	$(8.70)	$—	$(9.44)	$30.82	(14.58)%	$57,995	0.75%	0.75%	2.17%	46.37%
$(1.04)	$(6.82)	$—	$(7.86)	$46.81	34.98%	$113,856	0.74%	0.74%	1.72%	37.97%
$(0.99)	$(3.42)	$—	$(4.41)	$40.53	13.20%	$79,156	0.77%	0.77%	1.80%	24.86%

[d]	Per share calculations were based on average shares outstanding for the period.

[e]	Less than $0.005 per share.

[f]	Davis Financial Fund received a favorable class action settlement from a company that it no longer owns. This settlement had a material impact on the investment performance of the Fund, adding approximately 1% to the Fund’s total return in 2009. This was a one-time event that is unlikely to be repeated.

OBTAINING ADDITIONAL INFORMATION
Additional information about the funds’ investments is available in the funds’ Annual and Semi-Annual Reports to shareholders. In the funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during its last fiscal year. The Statement of Additional Information provides more detailed information about Davis Funds and their management and operations. The Statement of Additional Information and the funds’ Annual and Semi-Annual Reports are available, without charge, upon request.
The Davis Funds’ Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated into this prospectus by reference, and are legally a part of this prospectus.
HOW TO GET MORE INFORMATION
(Including Annual Report, Semi-Annual Report and Statement of Additional Information)
•	By Telephone. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. You may also call this number for account inquiries.

•	By Mail. Write to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406.

•	On the Internet. www.davisfunds.com.

•	From the SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by visiting the Public reference Room or writing the Public Reference Section of the SEC, Washington, DC 20549-1520, or by sending an electronic request to publicinfo@sec.gov. Reports and other information about the funds are also available on the EDGAR database on the SEC website (www.sec.gov). For more information on the operations of the Public Reference Room, call 1-202-551-8090.

New Over 40 years of Reliable
Investing Tag Line	Investment Company Act File No. 811-2679

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2010
Each an Authorized Series of
Davis Series, Inc.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
1-800-279-0279
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Class A, Class B, Class C and Class Y prospectus dated May 1, 2010, for the Davis Series Funds. This Statement of Additional Information incorporates the prospectus by reference. A copy of the Funds’ prospectus may be obtained, without charge, by calling Investor Services at 1-800-279-0279
The Funds’ most recent Annual Report and Semi-Annual Report to Shareholders are separate documents that are available on request and without charge by calling Investor Services. The Annual Report, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated, by reference, in this Statement of Additional Information. The Semi-Annual Report (unaudited) and the accompanying notes are incorporated, by reference, into this Statement of Additional Information.

Davis Opportunity Fund	(A: RPEAX, B: RPFEX, C: DGOCX, Y: DGOYX)
Davis Financial Fund	(A: RPFGX, B: DFIBX, C: DFFCX, Y: DVFYX)
Davis Real Estate Fund	(A: RPFRX, B: DREBX, C: DRECX, Y: DREYX)
Davis Appreciation & Income Fund	(A: RPFCX, B: DCSBX, C: DCSCX, Y: DCSYX)
Davis Government Bond Fund	(A: RFBAX, B: VRPFX, C: DGVCX, Y: DGVYX)
Davis Government Money Market Fund	(A: RPGXX, B: N/A, C: N/A, Y: N/A)

Davis Series, Inc., Statement of Additional Information 1

Table Of Contents

Section I: Investment Strategies, Risks and Restrictions	3
Investment Objective	3
Non-Principal Investment Strategies	3
Portfolio Transactions	16
Investment Restrictions	21
Section II: Key Persons	24
Organization of the Funds	24
Directors and Officers	24
Directors	25
Independent Directors’ Compensation	26
Officers	29
Standing Committees of the Board of Directors	29
Risk Oversight	30
Directors’ Fund Holdings	31
Independent Directors’ Affiliations and Transactions	32
Certain Shareholders of the Funds	33
Investment Advisory Services	40
Portfolio Managers	43
Disclosure of Portfolio Holdings	45
Distribution of Fund Shares	47
Other Important Service Providers	50
Section III: Classes of Shares, Purchases, Exchanges and Redemptions	51
Selecting the Appropriate Class of Shares	51
How to Purchase Shares	56
Special Services	57
Exchange of Shares	58
Redemption of Shares	58
Section IV: General Information	59
Determining the Price of Shares	59
Dividends and Distributions	59
Federal Income Taxes	60
Procedures and Shareholder Rights are Described by Current Prospectus and Other Disclosure Documents	61
Performance Data	61

Appendix A: Quality Ratings of Debt Securities	64

Appendix B: Terms and Conditions for a Statement of Intention	68

Appendix C: Summary of Proxy Voting Procedures and Policies	68

Davis Series, Inc., Statement of Additional Information 2

Section I: Investment Strategies, Risks and Restrictions
This Statement of Additional Information supplements and should be read in conjunction with the prospectus for Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Appreciation & Income Fund, Davis Government Bond Fund, and Davis Government Money Market Fund (each a “Fund” and jointly the “Funds”). This Statement of Additional Information supplements the information available in the prospectus.
The Adviser and Sub-Adviser. The Funds are managed by Davis Selected Advisers, L.P. (the “Adviser”) and Davis Selected Advisers — NY, Inc. (the “Sub-Adviser”).
The investment objective, principal investment strategies and the main risks of investing in the Funds are described in the Funds’ prospectus.
Investment Objective
The investment objective of each Fund is identified in the prospectus. There is no assurance that the Funds will achieve their investment objectives. An investment in the Funds may not be appropriate for all investors and short-term investing is discouraged. The Funds’ investment objectives are not fundamental policies and may be changed by the Board of Directors without a vote of shareholders. The Funds’ prospectus would be amended prior to any change in investment objective and shareholders would be promptly notified of the change.
In the discussions that follow, “Fund” applies equally to Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Appreciation & Income Fund, Davis Government Bond Fund and Davis Government Money Market Fund, unless the context indicates otherwise.
Non-Principal Investment Strategies
A fund may invest in securities other than common stock and short term investments and may use non-principal investment strategies if, in the Adviser’s professional judgment, the strategies are appropriate. Non-principal investment strategies are generally those investments which constitute less than 20% of a fund’s assets.
A fund may employ non-principal investment strategies or securities if, in Davis Advisors’ professional judgment, the securities, trading, or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether the strategies: (i) would be consistent with shareholders’ reasonable expectations; (ii) would assist the fund in pursuing its investment objective; (iii) are consistent with the fund’s investment strategy; (iv) would cause the fund to violate any of its investment restrictions; or (v) would materially change the fund’s risk profile as described in the fund’s prospectus and Statement of Additional Information, as amended from time to time. The Statement of Additional Information discusses these securities and investment strategies.
The composition of the Funds’ portfolios and the strategies that the Adviser may use to try to achieve the Funds’ investment objectives may vary depending on market conditions and available investment opportunities. The Funds are not required to use any of the investment strategies described below in pursuing their investment objectives. The Funds may use some of the investment strategies rarely or not at all. Whether a Fund uses a given investment strategy at a given time depends on the professional judgment of the Adviser. The principal investment strategies identified above may be used by other funds as a non-principal investment strategy.
Volatile Markets. In 2008 and 2009 the equity and debt capital markets in the United States and internationally experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. These market conditions may continue or get worse. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

Davis Series, Inc., Statement of Additional Information 3

Emphasizing Investments in Selected Market Sectors. A Fund may invest up to 25% of its net assets in the securities of issuers conducting their principal business activities in the same industry. Significant investments in selected market sectors render a portfolio particularly vulnerable to the risks of its target sectors. Prior to investing 20% or more in a selected market sector the Fund’s prospectus would be amended to clarify that this has become a principal investment strategy.

			Real	Appreciation	Government	Money
Non-Principal Investment Strategy	Opportunity	Financial	Estate	& Income	Bond	Market
Other forms of equity securities	*	*	*	*
Rights and Warrants	*	*	*	*
Emerging Markets	*	*	*	*
Cash Management	*	*	*	*	*	*
Repurchase Agreements	*	*	*	*	*	*
Initial Public Offerings	*	*	*	*
Borrowing	*	*	*	*	*	*
Lending Portfolio Securities	*	*	*	*
Short Sales	*	*	*	*
Restricted and Illiquid Securities	*	*	*	*
When-Issued and Delayed-Delivery	*	*	*	*
Transactions
Segregated Accounts (“Senior Securities”)	*	*	*	*
Derivatives	*	*	*	*
Other forms of equity securities. In addition to common stock the funds may invest in other forms of equity securities, without limitation, including preferred stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in the price of its equity securities. Furthermore, when the total value of the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.
Rights and Warrants. Rights and warrants are forms of equity securities. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have shorter maturities and are distributed directly by issuers to their shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Emerging Markets. Emerging and developing markets abroad may offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. Securities in emerging market countries may be more difficult to sell at acceptable prices and their prices may be more volatile than those of securities of companies in more developed markets. There may be little liquidity in the securities markets of emerging market countries and settlements of trades in those countries may be subject to delays which means that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging market countries are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions that may be imposed by local governments. Those countries also may be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. Emerging countries may have less developed trading markets and exchanges, as well as less developed legal and accounting systems.
Cash Management. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade, short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Fund also may invest in registered investment companies which are regulated as money market funds or companies exempted from registration under Sections 3(c)(1) or 3(c)(7) of the 1940 Act that themselves primarily invest in temporary defensive investments, including U.S. Government securities and commercial paper. To the extent that the management fees paid to other investment companies are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act and the rules there under.

Davis Series, Inc., Statement of Additional Information 4

Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing its rights.
The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Fund normally will not enter into repurchase agreements maturing in more than seven days.
Initial Public Offerings (“IPOs”). An IPO is the initial public offering of securities of a particular company. IPOs in which the Funds invest can have a dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. Many are companies that have only been in operation for short periods of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If the Fund does not intend to make a long-term investment in an IPO (it is sometimes possible to immediately sell an IPO at a profit) the Adviser may not perform the same detailed research on the company that it does for core holdings.
Borrowing. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible, normally within three business days, although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result. Borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging the Fund’s assets and potentially exposing the Fund to leveraged losses.
Lending Portfolio Securities. The Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. The Fund may engage in securities lending to earn additional income or to raise cash for liquidity purposes. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. The collateral must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.
Lending activities are strictly limited as described in the section titled “Investment Restrictions.” Lending money or securities involves the risk that the Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk the Fund deals only with counterparties it believes to be creditworthy and requires that the counterparty deposit collateral with the Fund.
When it loans securities, the Fund still owns the securities, receives amounts equal to the dividends or interest on loaned securities and is subject to gains or losses on those securities. The Fund also receives one or more of: (a) negotiated loan fees, (b) interest on securities used as collateral, and/or (c) interest on any short-term debt instruments purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund also may pay reasonable finder’s, custodian and administrative fees in connection with these loans. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.

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Short Sales. When the Fund believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice, if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. If the Fund sells a security short it will either own an off-setting “long position” (an economically equivalent security which is owned) or establish a “Segregated Account” as described in this Statement of Additional Information.
The Fund also may make short sales “against-the-box,” in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which results in a “constructive sale,” requiring the Fund to recognize any taxable gain from the transaction.
The Fund has adopted a non-fundamental investment limitation that prevents it from selling any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.
Restricted and Illiquid Securities. The Fund may invest in restricted securities that are subject to contractual restrictions on resale. The Fund’s policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund’s net assets would then be illiquid.
The restricted securities that the Fund may purchase include securities that have not been registered under the Securities Act of 1933, as amended (the “1933 Act”) but are eligible for purchase and sale pursuant to Rule 144A (“Rule 144A Securities”). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Fund’s Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund’s policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and if, as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund’s holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.
When-Issued and Delayed-Delivery Transactions. The Fund can invest in securities on a “when-issued” basis and can purchase or sell securities on a “delayed-delivery” basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists but that are not available for immediate delivery.
When such transactions are negotiated, the price (which generally is expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.

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The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous. When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and strategies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment before settlement. If the Fund chooses to dispose of the right to acquire a when-issued security before its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.
At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund’s net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid securities of any type at least equal in value to the value of the Fund’s purchase commitments until the Fund pays for the investment.
When-issued and delayed-delivery transactions can be used by the Fund as defensive techniques to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.
Segregated Accounts. A number of the Fund’s investment strategies require it to establish segregated accounts. When the Fund enters into an investment strategy that would result in a “senior security” as that term is defined in the 1940 Act, the Fund will either: (i) own an off-setting position in securities, options or futures positions; or (ii) set aside liquid securities in a segregated account with its custodian bank (or designated in the Fund’s books and records) in the amount prescribed. The Fund will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the senior security is outstanding, unless they are replaced with qualifying securities and the value of the account is maintained.
A segregated account is not required when the Fund holds securities, options, or futures positions whose value is expected to offset its obligations that would otherwise require a segregated account. The Fund may also use other SEC approved methods to reduce or eliminate the leveraged aspects of senior securities.
Derivatives. The Fund can invest in a variety of derivative investments to pursue its investment objective or for hedging purposes. The Adviser and the Fund have claimed exclusions from the definition of the term “commodity pool operator” under the Commodities Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodities Exchange Act. Some derivative investments the Fund can use are the instruments described below.
Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the Fund’s portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated or to facilitate selling securities for investment reasons. To do so, the Fund could:
•	sell futures contracts;

•	buy puts on such futures or on securities; or

•	write covered calls on securities or futures.
The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in the value of the market. To do so the Fund could:

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•	buy futures;

•	buy calls on such futures or on securities; or

•	sell puts on such futures or on securities.
The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Adviser’s discretion, as described below. The Fund’s strategy of hedging with futures and options on futures will be incidental to the Fund’s activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.
Futures. The Fund can buy and sell futures contracts that relate to: (1) broad-based stock indices (“stock index futures”); (2) debt securities (these are referred to as “interest rate futures”); (3) other broad-based securities indices (these are referred to as “financial futures”); (4) foreign currencies (these are referred to as “forward contracts”); or (5) commodities (these are referred to as “commodity futures”).
A broad-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party also may settle the transaction by entering into an off-setting contract.
An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party also could enter into an off-setting contract to close out the position.
On entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the “futures broker”). Initial margin payments will be deposited with the Fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund’s books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.
At any time before expiration of the future, the Fund can elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.
Put and Call Options. The Fund can buy and sell (and sell short) certain kinds of put options (“puts”) and call options (“calls”). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options and options on the other types of futures described above.
Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding or, for certain types of calls, the call can be covered by identifying liquid assets on the Fund’s books to enable the Fund to satisfy its obligations if the call is exercised.
When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. If the Fund owns the underlying security, the Fund continues to bear the risk of loss that the price of the underlying security may decline during the call

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period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium and the investment. If the underlying security should rise in value above the call price, the Fund may either have to deliver the underlying security to the owner of the call without profiting from the rise in value, or pay the owner of the call the difference between the call price and the current value of the underlying security.
When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.
The Fund’s custodian bank or a securities depository acting for the custodian bank, will act as the Fund’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.
When the Fund writes an over-the-counter (“OTC”) option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the marked-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending on whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund, they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.
The Fund also can write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund’s books. The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund’s receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund’s hedging policies.
Writing Put Options. The Fund can write/sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.
If the Fund writes a put, the put must be covered by liquid assets identified on the Fund’s books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. The price usually will exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.
When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.

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As long as the Fund’s obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates on expiration of the put. It also may terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.
The Fund can decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being exercised. Effecting a closing purchase transaction also will permit the Fund to write another put option on the security or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes and, when distributed by the Fund, are taxable as ordinary income.
Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund’s portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case, the Fund will have paid the premium but lost the right to purchase the underlying investment.
The Fund can buy puts regardless of whether it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund can sell the put prior to its expiration. That sale may or may not be at a profit.
When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.
Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to “lock in” the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely correlated currency. The Fund also can use “cross-hedging” where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.
Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed on by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.
The Fund can use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns

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or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.
When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a “transaction hedge.” The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared and the date on which the payments are made or received.
The Fund also could use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a “position hedge.” When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a “cross hedge.”
The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund’s commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund’s portfolio securities or other assets denominated in foreign currencies if the excess amount is “covered” by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high as or higher than the forward contract price.
The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Adviser might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the “spot” (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received on the sale of the security. There will be additional transaction costs on the spot market in those cases.
The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements would not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.
At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative, the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that

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contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an off-setting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first and off-setting contracts.
The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts usually are entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.
Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund can convert foreign currency from time to time and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.
Index-Linked Notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.
Debt Exchangeable for Common Stock of an Issuer or “Equity-Linked Debt Securities” of an Issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer’s common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer’s common stock might not be as high as the Adviser expected.
Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. Also, the Fund will identify liquid assets on its books (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily as needed.
Swap agreements entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates in the future the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Adviser will monitor the creditworthiness of counterparties to the Fund’s interest rate swap transactions on an ongoing basis.
The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all

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swaps are then netted, and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination generally is referred to as “aggregation.”
Hedging Foreign Currency. To attempt to reduce exposure to currency fluctuations, the Fund may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. These techniques are not always effective and their use may expose the Fund to other risks, such as liquidity and counterparty risk. The Adviser exercises its professional judgment as to whether the reduction in currency risk justifies the expense and exposure to liquidity and counterparty risk. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Fund and to hedge a currency risk involved in an anticipated purchase of foreign securities. Cross-hedging also may be utilized that is, entering into a hedge transaction with respect to a foreign currency different from the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging. However, the currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser’s ability to forecast interest rate and currency exchange rate movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved or losses may be realized and thus the Fund could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements therefore could continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. When taking a position in an anticipatory hedge (when the Fund purchases a futures contract or other similar instrument to gain market exposure in anticipation of purchasing the underlying securities at a later date), the Fund is required to set aside cash or high-grade liquid securities to fully secure the obligation.
A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Fund a position in a negotiated, currently non-regulated market. The Fund may enter into a forward contract for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security (“transaction hedge”). Additionally, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. When the Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Fund may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities (“position hedge”). In this situation the Fund may, in the alternative, enter into a forward contract with respect to a different foreign currency for a fixed U.S. dollar amount (“cross hedge”). This may be done, for example, where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the SEC requires that over-the-counter options be treated as illiquid. Generally, the Fund would utilize options traded on exchanges where the options are standardized.

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The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies (“currency futures contracts”) and may purchase and write put and call options to buy or sell currency futures contracts. A “sale” of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A “purchase” of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency futures contracts to be purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.
The Fund also may purchase securities (debt securities or deposits) that have their coupon rate or value at maturity determined by reference to the value of one or more foreign currencies. These strategies will be used for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into a currency hedging position that exposes the Fund to an obligation to another party unless it follows its segregated account procedures.
The Fund’s ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that: (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit; and (ii) the Fund may not be able to sell currencies covering an option written by the Fund until the option expires or it delivers the underlying futures currency on exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. The Fund’s ability to engage in currency hedging transactions may be limited by tax considerations.
Risks of Hedging With Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return or may compound its losses. The Fund also could experience losses if the prices of its futures and options positions were not correlated with its other investments.
The Fund’s option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.
The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investment.
If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.
An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience a loss if it could not close out a position because of an illiquid market for the future or option.
There is a risk in using short hedging by selling futures or purchasing puts on broad-based indices or futures to attempt to protect against declines in the value of the Fund’s portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund’s securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market

Davis Series, Inc., Statement of Additional Information 14

might advance and the value of the securities held in the Fund’s portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices on which the hedging instruments are based. The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.
The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broad-based indices or on securities. It is possible that when the Fund does so, the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.
Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the “CFTC”). In particular, the Fund is exempted from registration with the CFTC as a “commodity pool operator” if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund’s assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund’s net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.
Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund can write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund’s adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.
Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund can invest are treated as “Section 1256 contracts” under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts

Davis Series, Inc., Statement of Additional Information 15

generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are “marked-to-market,” and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.
Certain forward contracts the Fund enters into may result in “straddles” for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the off-setting positions making up the straddle. A previously disallowed loss generally is allowed at the point when there is no unrecognized gain in the off-setting positions making up the straddle or the off-setting position is disposed of.
Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and (2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.
Currency gains and losses are offset against market gains and losses on each trade before determining a net “Section 988” gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund’s investment income available for distribution to its shareholders.
Portfolio Transactions
The Adviser is responsible for the placement of portfolio transactions, subject to the supervision of the Funds’ Board of Directors. Following is a summary of the Adviser’s trading policies which are described in Part II of its Form ADV. The Adviser is a discretionary investment adviser. Accordingly, the Adviser determines the securities and quantities to be bought and sold for each client’s account.
Best Execution. The Adviser follows procedures intended to provide reasonable assurance of best execution. However, there can be no assurance that best execution will in fact be achieved in any given transaction. The Adviser seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, the Adviser considers, among other factors, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communication and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur, research, the range and quality of the services made available to clients, and the payment of bona fide client expenses. The Adviser may place orders for portfolio transactions with broker-dealers who have sold shares of funds which the Adviser serves as adviser or sub-adviser. However, when the Adviser places orders for portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds which the Adviser serves as adviser or sub-adviser. The applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is executed and the extent to which it is possible to select from among multiple broker-dealers.
Cross Trades. When the Adviser deems it to be advantageous, the Fund may purchase or sell securities directly from or to another client account which is managed by the Adviser. This may happen due to a variety of circumstances, including situations when the Fund must purchase securities due to holding excess cash and, at the same time, a different client of the Adviser must sell securities in order to increase its cash position. Cross trades are only executed when deemed beneficial to the Fund and the other client, and the Adviser has adopted written procedures to ensure fairness to both parties.
Investment Allocations. The Adviser considers many factors when allocating securities among its clients, including the Fund, including but not limited to the client’s investment style, applicable restrictions, availability of securities,

Davis Series, Inc., Statement of Additional Information 16

available cash and existing holdings. The Adviser employs several Portfolio Managers, each of whom performs independent research and develops different levels of conviction concerning potential investments. Clients managed by the Portfolio Manager performing the research may receive priority allocations of limited investment opportunities that are in short supply, including IPOs.
Clients are not assured of participating equally or at all in particular investment allocations. The nature of a client’s investment style may exclude it from participating in many investment opportunities, even if the client is not strictly precluded from participation based on written investment restrictions. For example: (i) large-cap value clients are unlikely to participate in initial public offerings of small-capitalization companies; (ii) the Adviser may allocate short-term trading opportunities to clients pursuing active trading strategies rather than clients pursuing long-term buy-and-hold strategies; (iii) minimum block sizes may be optimal for liquidity which may limit the participation of smaller accounts; (iv) it is sometimes impractical for some custodians to deal with securities which are difficult to settle; and (v) private accounts and managed money/wrap accounts generally do not participate in purchases of foreign securities.
The Adviser attempts to allocate limited investment opportunities, including IPOs, among clients in a manner that is fair and equitable when viewed over a considerable period of time and involving many allocations. When the Adviser is limited in the amount of a particular security it can purchase, due to a limited supply, limited liquidity, or other reason, the Adviser may allocate the limited investment opportunity to a subset of eligible clients. The Adviser would then allocate the next limited investment opportunity to a different subset of eligible clients, rotating among subsets as limited investment opportunities are identified.
The Adviser serves as investment adviser for a number of clients and may deal with conflicts of interest when allocating investment opportunities among its various clients. For example: (i) the Adviser receives different advisory fees from different clients; (ii) the performance records of some clients are more public than the performance records of other clients; and (iii) the Adviser and its affiliates, owners, officers and employees have invested substantial amounts of their own capital in some client accounts (notably the Davis Funds, Selected Funds, and Clipper Fund), but do not invest their own capital in every client’s account. The majority of the Adviser’s clients pursue specific investment strategies, many of which are similar. The Adviser expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including but not limited to: (i) the timing of cash deposits and withdrawals to and from an account; (ii) the fact that the Adviser may not purchase or sell a given security on behalf of all clients pursuing similar strategies; (iii) price and timing differences when buying or selling securities; and (iv) the clients’ own different investment restrictions. The Adviser’s trading policies are designed to minimize possible conflicts of interest in trading for its clients.
Limitations on Aggregate Investments in a Single Company. Pursuant to certain provisions in federal and state laws, as well as in company documents (sometimes referred to as “poison pills”) the percentage of a company’s outstanding shares which may be purchased or owned by the Adviser’s clients may be limited. This is especially true in heavily regulated industries such as insurance, banking, and real estate investment trusts. Unless it can obtain an exception, the Adviser will not make additional purchases of these securities for its clients if, as a result of such purchase, shares in excess of the applicable investment limitation (for example, 9.9% of outstanding voting shares) would be held by its clients in the aggregate.
Order Priority. The Adviser’s trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed money/wrap account orders. The Adviser’s trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts and others. Managed money/wrap account program sponsors typically execute orders for managed money/wrap accounts.
The Adviser’s trading desk attempts to coordinate the timing of orders with a trade rotation to prevent the Adviser from “bidding against itself” on orders. Generally, a block trade representing a portion of the total trade is placed first for institutional and private accounts. Once this trade is completed, the Adviser places orders for wrap accounts, one sponsor at a time. The trading concludes with another block transaction for institutional and private accounts. The trading desk follows procedures intended to provide reasonable assurance that no clients are disadvantaged by

Davis Series, Inc., Statement of Additional Information 17

this trade rotation, and the compliance department monitors execution quality. However, there can be no assurance that best execution will in fact be achieved in any given transaction.
Pattern Accounts. The Adviser serves as investment adviser for a number of clients which are patterned after model portfolios or designated mutual funds managed by the Adviser. For example, a client pursuing the Adviser’s large-cap value strategy may be patterned after Davis New York Venture Fund. A client patterned after Davis New York Venture Fund will usually have all of its trading (other than trading reflecting cash flows due to client deposits or withdrawals) aggregated with that of Davis New York Venture Fund. In unusual circumstances, the Adviser may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase of securities or a sale of securities for all participating clients at the same time.
Orders for accounts which are not patterned after model portfolios or designated mutual funds are generally executed in the order received by the trading desk, with the following exceptions: (i) the execution of orders for clients that have directed that particular brokers be used may be delayed until the orders which do not direct a particular broker have been filled; (ii) the execution of orders may be delayed when the client (or responsible Portfolio Manager) requests such delay due to market conditions in the security to be purchased or sold; and (iii) the execution of orders which are to be bunched or aggregated.
Aggregated Trades. Generally, the Adviser’s equity Portfolio Managers communicate investment decisions to a centralized equity trading desk, while fixed income Portfolio Managers normally place their transactions themselves. The Adviser frequently follows the practice of aggregating orders of various institutional clients for execution, if the Adviser believes that this will result in the best net price and most favorable execution. In some instances, aggregating trades could adversely affect a given client. However, the Adviser believes that aggregating trades generally benefits clients because larger orders tend to have lower execution costs, and the Adviser’s clients do not compete with one another trading in the market. Directed brokerage trades in a particular security are typically executed separately from, and possibly after, the Adviser’s other client trades.
In general, all of the Adviser’s clients (excluding clients who are directing brokerage and managed account/wrap programs) seeking to purchase or sell a given security at approximately the same time will be aggregated into a single order or series of orders. When an aggregated order is filled, all participating clients receive the price at which the order was executed. If, at a later time, the participating clients wish to purchase or sell additional shares of the same security, or if additional clients seek to purchase or sell the same security, then the Adviser will issue a new order and the clients participating in the new order will receive the price at which the new order was executed.
In the event that an aggregated order is not entirely filled, the Adviser will allocate the purchases or sales among participating clients in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated pro rata based on the initial order submitted by each participating client.
In accordance with the various managed account/wrap programs in which the Adviser participates, the Adviser typically directs all trading to the applicable program sponsor unless, in the Adviser’s reasonable discretion, doing so would adversely affect the client. Clients typically pay no commissions on trades executed through program sponsors. In the event that an order to the sponsor of a managed account/wrap program is not entirely filled, the Adviser will allocate the purchases or sales among the clients of that sponsor in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated among the particular sponsor’s participating clients on a random basis that is anticipated to be equitable over time.

Davis Series, Inc., Statement of Additional Information 18

Trading Error Correction. In the course of managing client accounts, it is possible that trading errors will occur from time to time. The Adviser has adopted Trading Error Correction Policies & Procedures which, when the Adviser is at fault, seek to place a client’s account in the same position it would have been had there been no error. The Adviser retains flexibility in attempting to place a client’s account in the same position it would have been had there been no error. The Adviser attempts to treat all material errors uniformly, regardless of whether they would result in a profit or loss to the client. For example, the Adviser may purchase securities from a client account at cost if they were acquired due to a trading error. If more than one trading error, or a series of trading errors, is discovered in a client account, then gains and losses on the erroneous trades may be netted.
Research Paid For With Commissions (“Soft Dollars”). The Adviser does not use client commissions, or “soft dollars,” to pay for: (i) computer hardware or software, or other electronic communications facilities; (ii) publications, both paper based or electronic that are available to the general public; and (iii) third-party research services. If the Adviser determines to purchase such services, it pays for them using its own resources.
The Adviser’s Portfolio Managers may take into account the research resources, as well as the execution capacity, of a brokerage firm in selecting brokers. Thus, transactions may be directed to a brokerage firm which provides: (i) important information concerning a company; (ii) introductions to key company officers; (iii) industry and company conferences; and (iv) other value added research services.
The Adviser follows the concepts of Section 28(e) of the Securities Exchange Act of 1934. Subject to the criteria of Section 28(e), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by or through the broker. The Adviser believes it is important to its investment decision-making to have access to independent research.
Exceptions. There are occasions when the Adviser varies the trading procedures and considerations described above. The Adviser exercises its best judgment in determining whether clients should execute portfolio transactions simultaneously with, prior to, or subsequent to the model portfolio or designated mutual fund that they are patterned after. The factors that the Adviser considers in exercising its judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities, and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same prices as the model portfolios or designated mutual funds they are patterned after. If the transactions are not aggregated, such prices may be better or worse.
Portfolio Turnover. Because the equity Funds’ portfolios are managed using the Davis Investment Discipline, portfolio turnover is expected to be low. The Funds anticipate that, during normal market conditions, their annual portfolio turnover rate will be less than 100%. However, depending upon market conditions, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions and possibly more taxable distributions.
When the Adviser deems it to be appropriate, a Fund may engage in active and frequent trading to achieve its investment objectives. Active trading may include participation in IPOs. Active trading may result in the realization and distribution to shareholders of higher capital gains compared with a fund with less active trading strategies, which would increase shareholder tax liability. Frequent trading also increases transaction costs, which could detract from a Fund’s performance.

Davis Series, Inc., Statement of Additional Information 19

Portfolio Commissions
The Funds paid the following brokerage commissions:

	Fiscal year ended December 31,
	2009	2008	2007
Davis Opportunity Fund
Brokerage commissions paid:	$238,781	$593,490	$865,678
Amount paid to brokers providing research:	0%	0%	0%
Amount paid to brokers providing services to Funds:	0%	0%	0%

Davis Financial Fund
Brokerage commissions paid:	$124,695	$156,426	$157,739
Amount paid to brokers providing research:	0%	0%	0%
Amount paid to brokers providing services to Funds:	0%	0%	1%

Davis Real Estate Fund
Brokerage commissions paid:	$390,976	$322,282	$508,994
Amount paid to brokers providing research:	0%	0%	0%
Amount paid to brokers providing services to Funds:	0%	0%	0%

Davis Appreciation & Income Fund
Brokerage commissions paid:	$83,004	$121,210	$202,944
Amount paid to brokers providing research:	0%	0%	0%
Amount paid to brokers providing services to Funds:	0%	0%	1%
Davis Government Bond Fund and Davis Government Money Market Fund did not pay any commissions in the preceding three years.
Investments in Certain Broker-Dealers. As of December 31, 2009, the Funds owned the following securities (excluding repurchase agreements) issued by any of its regular brokers and dealers. The Funds’ regular brokers and dealers are the ten brokers or dealers receiving the greatest amount of commissions from the Funds’ portfolio transactions during the most recent fiscal year, the ten brokers or dealers engaging in the largest amount of principal transactions during the most recent fiscal year, and the ten brokers or dealers that sold the largest amount of Fund shares during the most recent fiscal year.
The most recent fiscal year ended December 31, 2009:

Fund	Broker-Dealer	$ Value
Davis Opportunity Fund	N/A
Davis Financial Fund	Goldman Sachs Group, Inc.	$26,575,416
Davis Financial Fund	Bank of America Corp.	$2,075,569
Davis Real Estate Fund	N/A
Davis Appreciation & Income Fund	Citigroup Inc.	$11,802,666
Davis Appreciation & Income Fund	Bank of America Corp.	$8,621,488
	Citigroup Inc. , 7.50%,
Davis Appreciation & Income Fund	Conv. Pfd., T-DECS	$4,166,800
Davis Government Bond Fund	N/A
Davis Government Money Market Fund	N/A

Davis Series, Inc., Statement of Additional Information 20

Investment Restrictions
The Funds follow investment strategies developed in accordance with their investment objectives, policies and restrictions described in their prospectus and this Statement of Additional Information.
The Funds have adopted the fundamental investment policies set forth below, which may not be changed without shareholder approval.
The fundamental investment restrictions set forth below may not be changed without the approval of the lesser of: (A) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such company.
(1)	Diversification (all Funds except Davis Real Estate Fund). The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.
Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Diversification (Davis Real Estate Fund). The Fund is not required to diversify its investments.
Further Explanation of Diversification Policy. The Fund intends to remain classified as a regulated investment company under the Internal Revenue Code. This requires the Fund to conform to the following: at the end of each quarter of the taxable year, at least 50% of the value of the Fund’s total assets must be represented by: cash and cash items, U.S. Government securities, securities of other regulated investment companies and “other securities.” For this purpose, “other securities” does not include investments in the securities of any one issuer that represent more than 5% of the value of the Fund’s total assets or more than 10% of the issuer’s outstanding voting securities.
(2)	Concentration (Davis Opportunity Fund, Davis Appreciation & Income Fund, Davis Government Bond Fund, and Davis Government Money Market Fund). The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.
Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).
Concentration (Davis Financial Fund). The Fund concentrates its investments in the financial services industry.
Further Explanation of Concentration Policy. Financial services are a “sector” composed of a number of “industries,” examples of which are included in the following paragraph. The concentration policy requires the Fund to invest at least 25% of its assets in securities principally engaged in the financial services group of industries which together make up the financial services sector. Due to the non-fundamental Name Policy, under normal circumstances the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector.
A company is “principally engaged” in financial services if it owns financial services related assets constituting at least 50% of the total value of the company’s assets, or if at least 50% of the company’s revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments for example: banking, insurance and securities brokerage houses. Companies in the financial services sector include: commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Davis Series, Inc., Statement of Additional Information 21

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than issuers in the financial services sector or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).
Concentration (Davis Real Estate Fund). The Fund concentrates its investments in real estate securities.
Further Explanation of Concentration Policy. Real estate is a “sector” composed of a number of “industries,” examples of which are included in the following paragraph. The concentration policy requires the Fund to invest at least 25% of its assets in securities principally engaged in the real estate group of industries which together makeup the real estate sector. Due to the non-fundamental Name Policy, under normal circumstances the Fund invests at least 80% of its net assets plus any borrowing for investment purposes in securities issued by companies principally engaged in the real estate industry.
Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income, or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. Real estate companies include real estate investment trusts or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies.
The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than real estate securities or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).
Further Explanation of Concentration Policies (for all Davis Series Funds). The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities). The Fund generally uses Global Industry Classification Standard (“GICS”) as developed by Morgan Stanley Capital International and Standard & Poor’s Corporation to determine industry classification. GICS presents industry classification as a series of levels (i.e., sector, industry group, industry, and sub-industry). For purposes of measuring concentration, the Fund generally classifies companies at the “industry group” or “industry” level. However, further analysis may lead the Adviser to classify companies at the sub-industry level. The Adviser will only measure concentration at the sub-industry level when it believes that the various sub-industries in question can reasonably be expected to be impacted differently to a material extent by future economic events. For example, in the “Insurance” industry, the Adviser believes that the sub-industries (insurance brokers, life & health insurance, multi-line insurance, property & casualty insurance, and reinsurance) can reasonably be expected to be impacted differently to a material extent by future economic events such as natural disasters, global politics, inflation, unemployment, technology, etc. In addition, the Adviser may reclassify a company into an entirely different sector if it believes that the GICS classification on a specific company does not accurately describe the company.
(3) Issuing Senior Securities (All Funds). The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities, except as provided by the 1940 Act and any rules, regulations, orders or letters issued there under. This limitation does not apply to selling short against the box. See the non-fundamental restriction further limiting short selling below. The 1940 Act defines a “Senior Security” as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.
(4) Borrowing (All Funds). The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Borrowing Policy. The Fund may borrow from banks provided that, immediately thereafter the Fund has 300% asset coverage for all borrowings. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to

Davis Series, Inc., Statement of Additional Information 22

exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible, normally within three business days, although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.
(5)	Underwriting (All Funds). The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.
(6)	Investments in Commodities and Real Estate (All Funds). The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts and options on currency contracts as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate or issued by issuers that invest in real estate.
(7) Making Loans (All Funds). The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.
Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments, entering into repurchase agreements, leaving cash on deposit with the Fund’s custodian, and similar actions are not deemed to be the making of a loan.
To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities that it has lent.
When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. Government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.
Non-Fundamental Investment Policies
The Funds have adopted and will follow the non-fundamental investment policies set forth below, which may be changed by the Funds’ Board of Directors without the approval of the Funds’ shareholders.
1.	Illiquid Securities. The Fund will not purchase or hold illiquid securities if more than 15% of the value of the Fund’s net assets would be invested in such securities. If illiquid securities exceeded 15% of the value of the Fund’s net assets, the Adviser would attempt to reduce the Fund’s investment in illiquid securities in an orderly fashion. Davis Government Money Market Fund may not purchase illiquid securities if more than 10% of the value of the Fund’s net assets would be invested in such securities.

2.	High-Yield, High-Risk Securities. The Fund will not purchase debt securities rated BB or Ba or lower (sometimes referred to as “Junk Bonds”) if the securities are in default at the time of purchase or if such purchase would then cause more than 20% of the Fund’s net assets to be invested in such lower-rated securities.

3.	Options. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund’s total assets. The Fund will not sell covered calls if the transaction

Davis Series, Inc., Statement of Additional Information 23

would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund’s total assets. For additional information concerning option strategies and their risks, see the section entitled “Derivatives.”
4.	Futures Contracts. The Fund will not engage in a futures transaction if the transaction would cause the nominal value of futures contracts then purchased or sold to exceed 25% of the Fund’s total assets. For additional information concerning futures contracts and their risks, see the section entitled “Derivatives.”

5.	Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.

6.	Investing For Control. The Fund does not invest for the purpose of exercising control or management of other companies.

7.	Mortgage Pledge or Hypothecate Assets. The Fund will not mortgage, pledge, or hypothecate more than 33 1/3% of its total assets, taken at market value in securities lending or other activities.

8.	Name Policy (Davis Financial Fund, Davis Real Estate Fund, Davis Government Bond Fund, and Davis Government Money Market Fund). Under normal circumstances Davis Financial Fund invests at least 80% of net assets plus any borrowing for investment purposes in securities issued by companies in the financial services sector, and Davis Real Estate Fund invests at least 80% of net assets plus any borrowing for investment purposes in securities issued by companies in the real estate sector. Under normal circumstances, Davis Government Bond Fund and Davis Government Money Market Fund invest exclusively in U.S. Government securities and repurchase agreements collateralized by U.S. Government securities. The Funds also own other assets that are not investments, such as cash and receivables. Davis Financial Fund, Davis Real Estate Fund, Davis Government Bond Fund and Davis Government Money Market Fund will comply with the Name Policy as of the time an investment is made. If at some point a Fund no longer meets the 80% test (e.g. due to market value changes), it would not be required to sell assets, although any future investments would need to be made in a manner that tends to bring the Fund back into compliance. In addition, because the 80% test applies under “normal circumstances,” a Fund could depart from the 80% requirement to take temporary defensive positions or due to other unusual events (e.g. large in-flows or redemptions).
Davis Financial Fund, Davis Real Estate Fund, Davis Government Bond Fund and Davis Government Money Market Fund will provide the Fund’s shareholders with at least 60 days’ prior notice before changing their Name Policies such that they would invest, under normal circumstances, less than 80% of their net assets plus any borrowing for investment purposes in financial companies, real estate companies, and U.S. Government securities and repurchase agreements collateralized with U.S. Government securities (both Davis Government Bond Fund and Davis Government Money Market Fund), respectively.
Section II: Key Persons
This Statement of Additional Information should be read in conjunction with the prospectus. This Statement of Additional Information supplements the information available in the prospectus.
Organization Of The Funds
The Funds. Davis Series, Inc., is an open-end, diversified management investment company incorporated in Maryland in 1976 and registered under the 1940 Act. Davis Series, Inc., is a series investment company that may issue multiple series, each of which would represent an interest in its separate portfolio. Davis Series, Inc., currently offers six series, Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Appreciation & Income Fund, Davis Government Bond Fund, and Davis Government Money Market Fund (a “Fund’’ or the “Funds”). On November 1, 1995, Davis Series, Inc., changed its name from Retirement Planning Funds of America, Inc., to Davis Series, Inc.
Fund Shares. The Funds may issue shares in different classes. The Funds’ shares currently are divided into four classes of shares: A, B, C and Y. The Board of Directors may offer additional series or classes in the future and may

Davis Series, Inc., Statement of Additional Information 24

at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights. Each of the Funds’ shares represent an interest in the assets of the Fund issuing the share and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that: (i) each dollar of net asset value per share is entitled to one vote; (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class; (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan that pertain to a particular class; and (iv) other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Due to the differing expenses of the classes, dividends are likely to be lower for Class B and C shares than for Class A shares and are likely to be higher for Class Y shares than for any other class of shares.
For some issues, such as the election of directors, all of Davis Series, Inc.’s authorized series vote together. For other issues, such as approval of the advisory agreement, each authorized series votes separately. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power can elect all of the directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.
In accordance with Maryland law and Davis Series, Inc.’s bylaws, the Funds do not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called on the written request of shareholders of at least 25% of the voting power that could be cast at the meeting. The Funds will provide assistance in calling and holding such special meetings to the extent required by Maryland statutes or SEC rules and regulations then in effect.
Directors and Officers
Each of the Independent Directors and officers holds identical offices with each of the Davis Funds (three registrants, a total of 13 separate series): Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. The three registrants do not have the same inside directors. As indicated below, certain directors and officers also may hold similar positions with Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the “Selected Funds”), and Clipper Fund, Inc., mutual funds that are managed by the Adviser.
The Board of Directors supervises the business and management of the Davis Funds. The Board approves all significant agreements between the Davis Funds and those companies that furnish services to the Davis Funds. Information about the Directors, including their business addresses, ages, principal occupations during the past five years, and other current Directorships of publicly traded companies or funds, are set forth in the table below.
The Board has appointed an Independent Director as Chair. The Chairman presides at meetings of the Directors and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chair may act as a liaison with the Funds’ management, officers, attorneys, and other Directors generally between meetings. The Chair may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees as further described below, each of which has a Chair. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Directors and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Directors is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings

Davis Series, Inc., Statement of Additional Information 25

corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.
Directors
For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

		Term of		No. of
		office and		portfolios in
	Position(s)	length of		Fund complex
Name	held with	time	Principal occupation(s)	overseen
(birth date)	Funds	served	during past five years	by director

Independent Directors:

Marc Blum (09/09/42)	Director	Since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13

Other directorships for public companies currently serving: Director, Legg Mason Investment Counsel & Trust Company, N.A. (asset management company); Rodney Trust Company (Delaware).

John Gates, Jr. (08/02/53)	Director	Since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (from 2006 to present); co-founder of CenterPoint Properties Trust (REIT) and was co-chairman and CEO for 22 years (until 2006).	13

Other directorships for public companies currently serving: Director, DCT Industrial Trust (a REIT).

Thomas Gayner (12/16/61)	Director/ Chairman	Since 2004	Executive Vice President and Chief Investment Officer, Markel Corporation (an insurance company).	13

Other directorships for public companies currently serving: Director, Washington Post Company (a publishing company); Director, Colfax Corporation (engineering and manufacture of pumps and fluid handling equipment). Davis Series, Inc., Statement of Additional Information

Davis Series, Inc., Statement of Additional Information 26

		Term of		No. of
		office and		portfolios in
	Position(s)	length of		Fund complex
Name	held with	time	Principal occupation(s)	overseen
(birth date)	Funds	served	during past five years	by director
G. Bernard Hamilton (03/18/37)	Director	Since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13

Other directorships for public companies currently serving: None

Samuel Iapalucci (07/19/52)	Director	Since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-HILL Companies Ltd., (engineering).	13

Other directorships for public companies currently serving: Director, Trow Global Holdings Inc. (engineering & consulting)

Robert Morgenthau (03/22/57)	Director	Since 2002	Chairman, NorthRoad Capital Management LLC (an investment management firm) since June 2002.	13

Other directorships for public companies currently serving: None

Christian Sonne (05/06/36)	Director	Since 1990	General Partner of Tuxedo Park Associates (land holding and development firm).	13

Other directorships for public companies currently serving: None

Marsha Williams (03/28/51)	Director	Since 1999	Senior Vice President and Chief Financial Officer of Orbitz Worldwide, Inc. (travel service provider) from 2007 to present; former Executive Vice President and Chief Financial Officer of Equity Office Properties Trust (a real estate investment trust) from 2002 through 2007.	13

Davis Series, Inc., Statement of Additional Information 27

		Term of		No. of
		office and		portfolios in
	Position(s)	length of		Fund complex
Name	held with	time	Principal occupation(s)	overseen
(birth date)	Funds	served	during past five years	by director
Other directorships for public companies currently serving: Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

Inside Directors*:

Andrew Davis (06/25/63)	Director	Director since 1997; Davis Funds officer since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	9

Other directorships for public companies currently serving: Director of six of the Davis Funds since 1997; Director of the Selected Funds (consisting of 3 portfolios) since 1998.

*	Andrew Davis owns partnership units (directly, indirectly or both) of the Adviser and is considered to be an “interested person” of the Funds as defined in the Investment Company Act of 1940.

Davis Series, Inc., Statement of Additional Information 28

Independent Directors’ Compensation
During the fiscal year ended December 31, 2009, the compensation paid to the Directors who are not considered to be interested persons of the Funds is listed in the table below. Inside Directors are not compensated by the Funds.

							Aggregate Fund	Total Complex
Name	DOF	DFF	DREF	DAIF	DGBF	DGMMF	Compensation(1)	Compensation(2)
Independent Directors
Marc Blum	$7,237	$8,965	$3,673	$5,944	$2,627	$5,354	$33,800	$125,000
John Gates	$7,237	$8,965	$3,673	$5,944	$2,627	$5,354	$33,800	$125,000
Thomas Gayner	$7,237	$8,965	$3,673	$5,944	$2,627	$5,354	$33,800	$125,000
Bernard Hamilton	$7,237	$8,965	$3,673	$5,944	$2,627	$5,354	$33,800	$125,000
Samuel Iapalucci	$7,237	$8,965	$3,673	$5,944	$2,627	$5,354	$33,800	$125,000
Robert Morgenthau	$7,237	$8,965	$3,673	$5,944	$2,627	$5,354	$33,800	$125,000
Christian Sonne	$7,237	$8,965	$3,673	$5,944	$2,627	$5,354	$33,800	$125,000
Marsha Williams	$6,817	$8,431	$3,455	$5,628	$2,513	$5,126	$31,970	$135,413

Directors Emeritus
Jeremy Biggs[3]	—	—	—	—	—	—	—	—
Jerry Geist[3]	$3,618	$4,483	$1,837	$2,972	$1,313	$2,677	$16,900	$62,500

(1)	“Aggregate Fund compensation” is the aggregate compensation paid for service as a director by all series of Davis Series, Inc.

(2)	“Total complex compensation” is the aggregate compensation paid for service as a director by all mutual funds with the same investment adviser. There are seven registered investment companies in the complex.

(3)	Mr. Geist retired in December 2008. Mr. Biggs retired in December 2009. Mr. Geist and Mr. Biggs now serve as Directors Emeritus.
Officers
All Davis Funds officers (including some Inside Directors) hold positions as executive officers with the Adviser and its affiliates, including Davis Selected Advisers, L.P. (Adviser), Davis Selected Advisers — NY, Inc. (sub-adviser), Davis Distributors, LLC (the principal underwriter), Davis Investments, LLC (the sole general partner of the Adviser), and other affiliated companies. The Davis Funds do not pay salaries to any of their officers. Each of the Davis Funds’ officers serves for one year and until his or her successor is chosen and qualified.
Christopher Davis (born 07/13/65, Davis Funds officer since 1997). President or Vice President of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chairman, Davis Selected Advisers, L.P., serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).
Andrew Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.
Creston King (born 04/19/63, Davis Funds officer since 2000). President of Davis Government Bond Fund and Davis Government Money Market Fund. Vice President of Davis Selected Advisers-NY, Inc.
Kenneth Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

Davis Series, Inc., Statement of Additional Information 29

Douglas Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.
Sharra Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.
Thomas Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.
Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (a law firm); counsel to the Independent Directors and the Davis Funds.
Standing Committees Of The Board Of Directors
Although the Board has general criteria that guide its choice of candidates to serve on the Board, there are no specific required qualifications for Board membership, including with respect to the diversity of candidates for Board membership. Candidates for Board membership nominated by shareholders are not treated differently than candidates nominated from other sources. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Director represent a diversity of experiences and a variety of complementary skills. Each Director has experience as a Director of the Davis Funds. It is the Directors’ belief that this allows the Board, as a whole, to oversee the business of the Funds in a manner consistent with the best interests of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Directors; qualified candidates will be men or women of proven character and talent who have achieved notable success in their professional careers. The specific talents which the Nominating Committee of the Board seeks in a candidate depends to a great extent upon the Board of Directors’ needs at the time a vacancy occurs.
The table above provides professional experience of each Director on an individual basis. This disclosure includes the length of time serving the Funds, other directorships held, and their principal occupation during the past five years. In light of the Funds’ business and structure, the Board believes the experience of each Director is beneficial for overseeing the business of the Funds.
Audit Committee. The Davis Funds have an Audit Committee, which is comprised entirely of Independent Directors (Marsha Williams, Chair; Samuel Iapalucci, Robert Morgenthau, and Christian Sonne). The Audit Committee has a charter. The Audit Committee reviews financial statements and other audit-related matters for the Davis Funds. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the auditor’s independence. The Audit Committee meets as often as deemed appropriate by the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2009.
The Board of Directors has determined that Marsha Williams is the Davis Funds’ independent audit committee financial expert pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR of the Investment Company Act of 1940. In their deliberations, the Board of Directors considered Ms. Williams’: (i) professional experience; (ii) independence as defined in Item 3 of Form N-CSR; and (iii) integrity and absence of disciplinary history.
Nominating Committee. The Davis Funds have a Nominating Committee which is comprised entirely of Independent Directors (Thomas Gayner, Chair; Marc Blum; G. Bernard Hamilton, and Christian Sonne), which

Davis Series, Inc., Statement of Additional Information 30

meets as often as deemed appropriate by the Nominating Committee. The Funds do not elect Directors annually. Each Director serves until retirement, resignation, death or removal. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74). After formal retirement, Directors may serve an additional two years in emeritus status, attend board functions and receive up to one-half the current compensation of Directors. The Nominating Committee met once during the fiscal year ended December 31, 2009.
The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, and reviews and makes recommendations concerning the compensation of the Independent Directors. The chairperson of the Nominating Committee also currently serves as the Chairman of the Board and: (a) presides over board meetings; (b) presides over executive sessions of the Independent Directors of the Funds, in addition to presiding over meetings of the committee; (c) participates with the officers and counsel in the preparation of agendas and materials for Board meetings; (d) facilitates communication between the Independent Directors and management, and among the Independent Directors; and (e) has such other responsibilities as the Board or Independent Directors shall determine. The Nominating Committee has a charter. When the Board of Directors is seeking a candidate to become a director, it considers qualified candidates received from a variety of sources, including having authority to retain third parties that may receive compensation related to identifying and evaluating candidates. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Davis Funds, at 2949 East Elvira, Suite 101, Tucson, Arizona 85756.
Brokerage Committee. The Davis Funds have a Brokerage Committee which is comprised entirely of Independent Directors (G. Bernard Hamilton, Chair; Thomas Gayner, and John Gates), which meets as often as deemed appropriate by the Brokerage Committee. The Brokerage Committee met once during the fiscal year ended December 31, 2009. The Brokerage Committee reviews and makes recommendations concerning Davis Funds portfolio brokerage and trading practices.
Pricing Committee. The Davis Funds have a Pricing Committee (Marc Blum, Chair and Independent Director; Kenneth Eich, an officer of the Fund; and Douglas Haines, an officer of the Fund) that meets as often as deemed appropriate by the Pricing Committee. The Pricing Committee met more than 50 times during the fiscal year ended December 31, 2009. The Pricing Committee reviews and makes recommendations concerning pricing of the Fund’s portfolio securities.
Risk Oversight
As registered investment companies, the Funds are subject to a variety of risks, including investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. As part of its overall activities, the Board reviews the management of the Funds’ risk management structure by various departments of the Adviser, including: Fund Operations, Legal and Internal Audit, as well as by Davis Funds’ Chief Compliance Officer (“CCO”). The responsibility to manage the Funds’ risk management structure on a day-to-day basis is within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management.
The Board discharges risk oversight as part of its overall activities, with the assistance of its Audit Committee and CCO. In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Adviser communicate with the Chair of the Board or the Funds’ CCO, who is accountable and reports directly to the Board. Various personnel, including the Funds’ CCO, the Adviser’s management, and other service providers (such as the Funds’ independent accountants) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.
The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Davis Series, Inc., Statement of Additional Information 31

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the annual audits and financial accounting and reporting matters. The Pricing Committee reviews and makes recommendations concerning pricing of the Fund’s portfolio securities.
The Funds’ CCO assists the Board in overseeing the significant investment policies of the relevant Funds. The CCO monitors these policies. The Board receives and considers the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. The Board also receives and considers reports from the Funds’ CCO throughout the year. As part of its oversight responsibilities, the Board has approved various compliance policies and procedures.
Each Committee presents reports to the Board which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board also may discuss particular risks that are not addressed in the Committee process.
Directors’ Fund Holdings
As of December 31, 2009, the Directors had invested the following amounts in all Funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000 and over $100,000:

	Davis			Davis
	Opportunity	Davis Financial		Appreciation &
	Fund	Fund	Davis Real Estate Fund	Income Fund
Independent Directors:
Marc Blum	over $100,000	over $100,000	over $100,000	over $100,000
John Gates	over $100,000	none	none	none
Thomas Gayner	over $100,000	over $100,000	$10,001-50,000	none
G. Bernard Hamilton	over $100,000	over $100,000	$1-10,000	$50,001-100,000
Samuel Iapalucci	none	none	none	over $100,000
Robert Morgenthau	$50,001-100,000	$50,001-100,000	none	$50,001-100,000
Christian Sonne	over $100,000	$10,001-50,000	$50,001-100,000	$10,001-50,000
Marsha Williams	none	none	none	none

Inside Directors(1):
Andrew Davis	$10,001-50,000	over $100,000	over $100,000	over $100,000

	Davis Government Bond	Davis Government	Total Invested In All
	Fund	Money Market Fund	Funds(2)
Independent Directors:
Marc Blum	over $100,000	over $100,000	over $100,000
John Gates	none	none	over $100,000
Thomas Gayner	none	none	over $100,000
G. Bernard Hamilton	none	$1-10,000	over $100,000
Samuel Iapalucci	none	none	over $100,000
Robert Morgenthau	over $100,000	none	over $100,000
Christian Sonne	none	$1-10,000	over $100,000
Marsha Williams	none	over $100,000	over $100,000

Inside Directors(1):
Andrew Davis	none	$10,001-50,000	over $100,000

(1)	Andrew Davis is employed by and owns shares in the Adviser and is considered to be an “interested person” of the Funds as defined in the Investment Company Act of 1940.

(2)	Total Invested in All Funds is the aggregate dollar range of investments in all Funds overseen by the individual director and managed by Davis Selected Advisers, L.P. This includes the Davis Funds for all directors, also the Selected Funds for Andrew Davis.

Davis Series, Inc., Statement of Additional Information 32

Independent Directors’ Affiliations And Transactions
None of the Independent Directors (or their immediate family members) owns any securities issued by the Davis Funds’ investment adviser, sub-adviser, principal underwriter or any company (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the above listed companies (hereafter referred to as the “Adviser and its affiliates”). Andrew Davis owns partnership units (directly, indirectly, or both) in the Adviser and is considered to be an Inside Director.
None of the Independent Directors (or their immediate family members) have had any direct or indirect interest, the value of which exceeds $120,000, during the last two calendar years in the Adviser or in the Adviser and its affiliates.
None of the Independent Directors (or their immediate family members) have had any material interest in any transaction, or series of transactions, during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis Funds, or any fund managed by the Adviser or in the Adviser and its affiliates.
None of the Independent Directors (or their immediate family members) have had any direct or indirect relationships during the last two years, in which the amount involved exceeds $120,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis Funds, or any fund managed by the Adviser or in the Adviser and its affiliates.
None of the officers of the Adviser and its affiliates have served during the last two years on the board of directors of a company where any Director of the Fund (or any of the Directors’ immediate family members) served as an officer.
Certain Shareholders Of The Funds
As of March 31, 2010, officers and directors as a group owned the following percentages of each class of shares issued by the Funds(1):

	Class A	Class B	Class C	Class Y
Davis Opportunity Fund	2.8%	*	*	*
Davis Government Bond Fund	26.0%	*	*	*
Davis Government Money Market Fund	6.6%	*	*	*
Davis Financial Fund	4.8%	*	*	*
Davis Appreciation & Income Fund	2.1%	*	*	*
Davis Real Estate Fund	10.4%	*	*	*

(1)	This percentage does not include investments controlled indirectly, including holdings by Davis Selected Advisers, L.P.

*	Indicates that officers and directors as a group owned less than 1% of the outstanding shares of the indicated class of shares.
The following table sets forth as of March 31, 2009, the name and holdings of each person known by Davis Series, Inc., to be a record owner of more than 5% of the outstanding shares of any class of any of the Funds. Other than as indicated below, the Funds are not aware of any shareholder who beneficially owns more than 25% of the Funds’ total outstanding shares. Shareholders owning a significant percentage of the Funds’ shares do not affect the voting rights of other shareholders.

Davis Series, Inc., Statement of Additional Information 33

	Name and Address of Shareholder(s)	Percent of Class
Class Of Shares	Owning More than 5% of Davis Series	Outstanding
Class A Shares	Davis Opportunity Fund

	First Clearing LLC
	Saint Louis, MO	7.89%

	State Street Bank and Trust Company
	Westwood, MA	7.51%

	Hartford Life Insurance
	Hartford, CT	5.87%

	UBS WM USA
	Jersey City, NJ	5.20%

Class A Shares	Davis Financial Fund

	Shelby Cullom Davis & Co.
	New York, NY	15.87%

	John Hancock Life Insurance
	Boston, MA	13.26%

	Charles Schwab and Co., Inc.
	San Francisco, CA	6.21%

Class A Shares	Davis Real Estate Fund

	Morgan Stanley DW
	Jersey City, NJ	24.16%

	Charles Schwab and Co. Inc.
	San Francisco, CA	11.51%

	Christopher Davis
	New York, NY	6.68%

Class A Shares	Davis Appreciation & Income Fund

	Shelby Cullom Davis & Co.
	New York, NY	10.15%

	Charles Schwab and Co. Inc.
	San Francisco, CA	9.07%

	Strafe & Co.
	Newark, DE	7.41%

	First Clearing LLC
	Saint Louis, MO	5.87%

	UBS WM USA
	Jersey City, NJ	5.23%

Davis Series, Inc., Statement of Additional Information 34

	Name and Address of Shareholder(s)	Percent of Class
Class Of Shares	Owning More than 5% of Davis Series	Outstanding
Class A Shares	Davis Government Bond Fund

	Christopher Davis
	New York, NY	25.57%

	Merrill Lynch Pierce Fenner & Smith
	Jacksonville, FL	16.76%

	Charles Schwab and Co. Inc.
	San Francisco, CA	5.49%

	First Clearing LLC
	Saint Louis, MO	5.00%

Class A Shares	Davis Government Money Market Fund

	Capital Ideas, Inc.
	Wilson, WY	22.74%

	Davis Selected Advisers, L.P.
	Tucson, AZ	16.00%

	Davis Distributors LLC
	Tucson, AZ	13.17%

	Davis Selected Advisers — NY, Inc.
	Tucson, AZ	11.19%

	Gale Davis
	Wilson, WY	5.16%

Class B Shares	Davis Opportunity Fund

	First Clearing LLC
	Saint Louis, MO	16.31%

	Merrill Lynch Pierce Fenner & Smith
	Jacksonville, FL	13.63%

	Citigroup Global Markets, Inc.
	New York, NY	10.27%

	Morgan Stanley DW
	Jersey City, NJ	5.76%

Class B Shares	Davis Financial Fund

	First Clearing LLC
	Saint Louis, MO	15.25%

	Merrill Lynch Pierce Fenner & Smith
	Jacksonville, FL	14.98%

Davis Series, Inc., Statement of Additional Information 35

	Name and Address of Shareholder(s)	Percent of Class
Class Of Shares	Owning More than 5% of Davis Series	Outstanding
Class B Shares	Davis Financial Fund

	Citigroup Global Markets, Inc.
	New York, NY	9.05%

Class B Shares	Davis Real Estate Fund

	Citigroup Global Markets, Inc.
	New York, NY	9.96%

	Morgan Stanley & Co.
	Jersey City, NJ	8.17%

	First Clearing LLC
	Saint Louis, MO	6.70%

	Merrill Lynch Pierce Fenner & Smith
	Jacksonville, FL	5.09%

Class B Shares	Davis Appreciation & Income Fund

	Merrill Lynch Pierce Fenner & Smith
	Jacksonville, FL	16.16%

	First Clearing LLC
	Saint Louis, MO	14.46%

	Citigroup Global Markets, Inc.
	New York, NY	9.24%

Class B Shares	Davis Government Bond Fund

	Merrill Lynch Pierce Fenner & Smith
	Jacksonville, FL	30.17%

	First Clearing LLC
	Saint Louis, MO	15.17%

Class B Shares	Davis Government Money Market Fund

	First Clearing LLC
	Saint Louis, MO	16.91%

	Morgan Stanley & Co.
	Jersey City, NJ	11.96%

	Citigroup Global Market, Inc.
	New York, NY	5.23%

Class C Shares	Davis Opportunity Fund

	Citigroup Global Markets, Inc.
	New York, NY	21.47%

Davis Series, Inc., Statement of Additional Information 36

	Name and Address of Shareholder(s)	Percent of Class
Class Of Shares	Owning More than 5% of Davis Series	Outstanding
Class C Shares	Davis Opportunity Fund

	Merrill Lynch Pierce Fenner & Smith
	Jacksonville, FL	20.78%

	First Clearing LLC
	Saint Louis, MO	13.71%

	Raymond James
	St. Petersburg, FL	7.73%

	UBS WM USA
	Jersey City, NJ	5.87%

	Morgan Stanley & Co.
	Jersey City, NJ	5.44%

Class C Shares	Davis Financial Fund

	Merrill Lynch Pierce Fenner & Smith
	Jacksonville, FL	20.02%

	Citigroup Global Markets, Inc.
	New York, NY	12.35%

	First Clearing LLC
	Saint Louis, MO	9.92%

	UBS WM USA
	Jersey City, NJ	9.00%

Class C Shares	Davis Real Estate Fund

	Raymond James
	St. Petersburg, FL	16.95%

	First Clearing LLC
	Saint Louis, MO	15.00%

	Merrill Lynch Pierce Fenner & Smith
	Jacksonville, FL	14.41%

	Morgan Stanley & Co.
	Jersey City, NJ	8.60%

	Citigroup Global Markets, Inc.
	New York, NY	6.42%

Class C Shares	Davis Appreciation & Income Fund

	Merrill Lynch Pierce Fenner & Smith
	Jacksonville, FL	23.83%

Davis Series, Inc., Statement of Additional Information 37

	Name and Address of Shareholder(s)	Percent of Class
Class Of Shares	Owning More than 5% of Davis Series	Outstanding
Class C Shares	Davis Appreciation & Income Fund

	Citigroup Global Markets, Inc.
	New York, NY	15.01%

	Morgan Stanley & Co.
	Jersey City, NJ	10.87%

	First Clearing LLC
	Saint Louis, MO	10.49%

	Raymond James
	St. Petersburg, FL	7.21%

	UBS WM USA
	Jersey City, NJ	6.76%

Class C Shares	Davis Government Bond Fund

	Merrill Lynch Pierce Fenner & Smith
	Jacksonville, FL	40.85%

	First Clearing LLC
	Saint Louis, MO	11.74%

	UBS WM USA
	Jersey City, NY	6.83%

	Citigroup Global Markets, Inc.
	New York, NY	6.58%

Class C Shares	Davis Government Money Market Fund

	First Clearing LLC
	Saint Louis, MO	13.02%

	Citigroup Global Markets, Inc.
	New York, NY	12.79%

	Morgan Stanley & Co.
	Jersey City, NJ	10.13%

	Raymond James
	St. Petersburg, FL	5.79%

Class Y Shares	Davis Opportunity Fund

	LPL Financial
	San Diego, CA	54.98%

Davis Series, Inc., Statement of Additional Information 38

	Name and Address of Shareholder(s)	Percent of Class
Class Of Shares	Owning More than 5% of Davis Series	Outstanding
Class Y Shares	Davis Opportunity Fund

	Charles Schwab and Co. Inc.
	San Francisco, CA	6.89%

	Merrill Lynch Pierce Fenner & Smith
	Jacksonville, FL	6.78%

	First Clearing LLC
	Saint Louis, MO	6.61%

	Citigroup Global Markets, Inc.
	New York, NY	5.77%

Class Y Shares	Davis Financial Fund

	Merrill Lynch Pierce Fenner & Smith
	Jacksonville, FL	27.67%

	First Clearing LLC
	Saint Louis, MO	23.07%

Class Y Shares	Davis Real Estate Fund

	Armand Hammer United World College
	Montezuma, NM	26.27%

	Merrill Lynch Pierce Fenner & Smith
	Jacksonville, FL	21.02%

	Raymond James
	St. Petersburg, FL	17.90%

	First Clearing LLC
	Saint Louis, MO	16.13%

	Citigroup Global Markets, Inc.
	New York, NY	6.99%

Class Y Shares	Davis Appreciation & Income Fund

	Merrill Lynch Pierce Fenner & Smith
	Jacksonville, FL	27.14%

	Citigroup Global Markets, Inc.
	New York, NY	20.42%

	First Clearing LLC
	Saint Louis, MO	17.51%

	Raymond James
	St. Petersburg, FL	12.18%

Davis Series, Inc., Statement of Additional Information 39

	Name and Address of Shareholder(s)	Percent of Class
Class Of Shares	Owning More than 5% of Davis Series	Outstanding
Class Y Shares	Davis Appreciation & Income Fund

	Mitra & Co.
	Milwaukee, WI	8.13%

Class Y Shares	Davis Government Bond Fund

	Merrill Lynch Pierce Fenner & Smith
	Jacksonville, FL	76.14%

	LPL Financial
	San Diego, CA	13.20%

Class Y Shares	Davis Government Money Market Fund

	J.P. Morgan Clearing Corp.
	Brooklyn, NY	46.88%

	Pershing LLC
	Jersey City, NJ	27.18%

	First Clearing LLC Saint Louis, MO	14.10%

	Pershing LLC
	Jersey City, NJ	6.37%
Investment Advisory Services
Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc. Davis Selected Advisers, L.P. (the “Adviser”), whose principal office is at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, serves as investment adviser for Davis New York Venture Fund, Inc., Davis Series, Inc., Davis Variable Account Fund, Inc. (collectively the “Davis Funds”), Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the “Selected Funds”), and Clipper Fund, Inc. The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, offshore funds, and managed money/wrap accounts. Davis Investments, LLC, an entity controlled by Christopher Davis is the Adviser’s sole general partner. Christopher Davis is Chairman of the Adviser and, as the sole member of the general partner, controls the Adviser. Davis Distributors, LLC (the “Distributor”), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the funds that the Adviser administers, including Davis Funds, Selected Funds, Clipper Fund, and offshore funds. Davis Selected Advisers — NY, Inc. (“Sub-Adviser”), a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Davis Funds on behalf of the Adviser under sub-advisory agreements with the Adviser.
Advisory Agreement with Davis Selected Advisers, L.P. and Sub-Advisory Agreement with Davis Selected Advisers-NY, Inc. Pursuant to an Advisory Agreement, each Fund pays the Adviser a fee according to the following schedule:
Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund and Davis Appreciation & Income Fund pay the Adviser a fee at the annual rate of 0.55% of average net assets.
Davis Government Bond Fund pays the Adviser a fee at the annual rate of 0.30% of average net assets.

Davis Series, Inc., Statement of Additional Information 40

Davis Government Money Market Fund

Annual Rate	Net Assets of Fund
0.50% of	First $250 million
0.45% of	Next $250 million
0.40% of	Over $500 million
Fee expressed as a percentage of net assets
Advisory fees are allocated among each class of shares in proportion to each class’ relative total net assets. These fees may be higher than those of many other mutual funds but are not necessarily higher than those paid by funds with similar objectives.
The Funds paid the following aggregate advisory fees to the Adviser:

	Fiscal year ended December 31,
	2009	2008	2007
Davis Opportunity Fund	$2,919,311	$4,849,402	$7,284,192
Davis Financial Fund	$3,520,263	$4,828,953	$6,094,317
Davis Real Estate Fund	$1,571,041	$3,430,599	$5,072,725
Davis Appreciation & Income Fund	$2,428,680	$4,374,091	$5,280,173
Davis Government Bond Fund	$497,046	$280,049	$139,463
Davis Government Money Market Fund	$1,723,633	$2,321,102	$2,579,868
In accordance with the provisions of the 1940 Act, the Advisory Agreement and Sub-Advisory Agreement will terminate automatically on assignment and are subject to cancellation on 60 days’ written notice by the Board of Directors, the vote of the holders of a majority of the Funds’ outstanding shares or the Adviser. The continuance of the Advisory Agreement and Sub-Advisory Agreement must be approved at least annually by the Funds’ Board of Directors or by the vote of holders of a majority of the outstanding shares of the Funds. In addition, any new agreement, or the continuation of the existing agreement, must be approved by a majority of Directors who are not parties to the agreements or interested persons of any such party. The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund, which are discussed above under “Portfolio Transactions.”
The Adviser has entered into a Sub-Advisory Agreement with its wholly owned subsidiary, Davis Selected Advisers — NY, Inc., where the Sub-Adviser performs research and other services on behalf of the Adviser. Under the Agreement, the Adviser pays all of the Sub-Adviser’s direct and indirect costs of operation. All of the fees paid to the Sub-Adviser are paid by the Adviser and not the Funds.
Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Funds’ Board of Directors, provides management and investment advice and furnishes statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Funds. The Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transactions and accounting matters related to its custodian bank, transfer agency, custodial and investor services, and qualification of its shares under federal and state securities laws. The Funds reimburse the Adviser for providing certain services, including accounting and administrative services, and investor services. Such reimbursements are detailed below:

	For fiscal year ended December 31,
	2009	2008	2007
Davis Opportunity Fund
Accounting and Administrative Services	$9,252	$9,504	$6,504
Shareholder Services	$52,700	$73,121	$78,834

Davis Financial Fund
Accounting and Administrative Services	$8,502	$10,168	$14,496
Shareholder Services	$66,216	$75,939	$69,741

Davis Series, Inc., Statement of Additional Information 41

Davis Real Estate Fund
Accounting and Administrative Services	$5,748	$7,832	$9,504
Shareholder Services	$35,365	$45,877	$50,751

Davis Appreciation & Income Fund
Accounting and Administrative Services	$8,250	$9,164	$7,500
Shareholder Services	$37,023	51,061	$51,187

Davis Government Bond Fund
Accounting and Administrative Services	$3,000	$2,832	$2,496
Shareholder Services	$13,769	$9,779	$5,479

Davis Government Money Market Fund
Accounting and Administrative Services	$7,002	$17,836	$37,500
Shareholder Services	$18,506	$15,208	$9,640
Approval of the Advisory and Sub-Advisory Agreements. The Board of Directors is scheduled to meet four times a year. The Directors believe that matters bearing on the Advisory and Sub-Advisory Agreements are considered at most, if not all, of their meetings. The Independent Directors are advised by independent legal counsel selected by the Independent Directors. A discussion of the Directors’ considerations in the annual approval of Advisory and Sub-Advisory Agreements is included in the Funds’ semi- annual report.
Unique Nature of Each Fund. The Adviser may serve as the investment adviser or sub-adviser to other funds that have investment objectives and principal investment strategies similar to those of the Davis Funds. While the Davis Funds may have many similarities to these other funds, the investment performance of each fund will be different due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.
Code of Ethics. The Adviser, Sub-Adviser, Distributor and the Davis Funds have adopted a Code of Ethics meeting the requirements of Rule 17j-1 under the 1940 Act that regulate the personal securities transactions of the Adviser’s investment personnel, other employees and affiliates with access to information regarding securities transactions of the Davis Funds. Such employees may invest in securities, including securities that may be purchased or held by the Davis Funds. A copy of the Code of Ethics is on public file with, and available from, the SEC.
Continuing Regulation. The Adviser, like most other asset managers, is subject to ongoing inquiries from the SEC and/or the Financial Industry Regulatory Authority (“FINRA”) regarding industry practices.
Litigation. In August 2008, a class action lawsuit was filed in the United States District Court for the District of Arizona on behalf of investors in Davis New York Venture Fund (“DNYVF”) against Davis Selected Advisers L.P. (DNYVF’s adviser) and Davis Distributors, LLC (DNYVF’s principal distributor). The plaintiffs claim that the defendants (“Davis Entities”) charged DNYVF excessive and disproportionate fees to manage DNYVF and distribute DNYVF’s shares. The lawsuit seeks monetary damages and other relief. The Davis Entities believe the action is without merit have undertaken a vigorous defense in these proceedings. Although no determination can be made at this time, it is not anticipated that this lawsuit will have a material adverse effect on the Davis Entities, their assets, or the Funds.
Proxy Voting Policies and Record. The Board of Directors has directed the Adviser to vote the Funds’ portfolio securities in conformance with the Adviser’s Proxy Voting Procedures and Policies. These procedures are summarized in Appendix C. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website, www.davisfunds.com, without charge by calling Davis Funds’ Investor Services at 1-800-279-0279, or on the Commission’s website (www.sec.gov).

Davis Series, Inc., Statement of Additional Information 42

Portfolio Managers
Davis Opportunity Fund
The Portfolio Managers of Davis Opportunity Fund are Dwight Blazin, Stephen Chen, Christopher Davis, Danton Goei, and Tania Pouschine. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.
Davis Financial Fund
The Portfolio Managers of Davis Financial Fund are Kenneth Feinberg and Charles Cavanaugh. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.
Davis Real Estate Fund
The Portfolio Managers of Davis Real Estate Fund are Andrew Davis and Chandler Spears. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.
Davis Appreciation & Income Fund
The Portfolio Managers of Davis Real Estate Fund are Andrew Davis and Keith Sabol. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.
Davis Government Bond Fund & Davis Government Money Market Fund
The Portfolio Manager of Davis Government Bond Fund and Davis Government Money Market Fund is Creston King. He is the person primarily responsible for investing the Funds’ assets on a daily basis.
Other Accounts Managed as of December 31, 2009

					Number	Assets(1) in
Portfolio Managers	Number of RICs(2)	Assets(1) in RICs(2)	Number of OPIV(3)	Assets(1) in OPIV(3)	of OA(4)	OA(4)
C. Davis	27	$58 Billion	14	$1 Billion	118	$9 Billion
K. Feinberg	25	$58 Billion	13	$1 Billion	109	$8 Billion
D. Blazin	4	$22 Million	2	$2 Million	25	$119 Million
S. Chen	3	$44 Million	2	$28 Million	25	$161 Million
D. Goei	3	$45 Million	2	$21 Million	26	$305 Million
T. Pouschine	3	$39 million	2	$24 Million	25	$143 Million
C. Cavanaugh	6	$19 Million	3	$3 Million	25	$65 Million
A. Davis	4	$253 Million	3	$2 Billion	8	$65 Million
C. Spears	4	$253 Million	3	$2 Billion	8	$65 Million
K. Sabol	0	$0	0	$0	0	$0
C. King	1	$27 Million	0	$0	0	$0

(1)	“Assets” means total assets managed by the Portfolio Manager. Some or all of these assets may be co-managed with another Portfolio Manager who will also be credited with managing the same assets. As a result, the sum of assets managed by Davis Advisors Portfolio Managers may exceed the total assets managed by Davis Advisors.

(2)	“RIC” means Registered Investment Company.

Davis Series, Inc., Statement of Additional Information 43

(3)	“OPIV” means Other Pooled Investment Vehicles.

(4)	“OA” means Other Accounts. These accounts are primarily private accounts and sponsors of managed money/wrap accounts.
Ownership of Fund Shares
As of December 31, 2009, the Portfolio Managers had invested the following amounts in the Fund.

			$10K	$50K	$100K	$500K
		$1	to	to	to	to	Over
	None	to $10K	$50K	$100K	$500K	$1 Mill	$1 Mill
Davis Opportunity Fund
C. Davis							X
D. Blazin				X
S. Chen			X
D. Goei					X
T. Pouschine			X
Davis Financial Fund
K. Feinberg						X
C. Cavanaugh					X
Davis Real Estate Fund
A. Davis							X
C. Spears			X
Davis Appreciation & Income Fund
A. Davis							X
K. Sabol				X
Davis Government Bond Fund
C. King			X
Davis Government Money Market Fund
C. King					X
Structure of Compensation
Christopher Davis’ and Andrew Davis’ compensation for services provided to the Adviser consists of a base salary. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.
Kenneth Feinberg’s compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual bonus equal to a percentage of growth in the Adviser’s profits; (iii) awards of equity (“Units”) in the Adviser including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby the Adviser purchases shares in selected funds (or, on a phantom basis, a subset thereof) managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses, on a pre-tax basis, versus the S&P 500® Index, and versus peer groups as defined by Morningstar or Lipper. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.

Davis Series, Inc., Statement of Additional Information 44

Dwight Blazin’s, Stephen Chen’s, Danton Goei’s, Tania Pouschine’s, Chandler Spears’, and Keith Sabol’s compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity (“Units”) in Davis Selected Advisers, L.P. including Units, options on Units, and/or phantom Units; and (iv) an incentive plan whereby the Adviser purchases shares in certain mutual funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the fund’s benchmark index, as described in the fund’s prospectus or, in limited cases, based on performance ranking among established peer groups. The Adviser does not purchase incentive shares in every fund these portfolio managers manage or assist on. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.
Creston King’s compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual bonus based principally upon short- and long-term fund performance relative to similar funds; and (iii) awards of equity (“Units”) in the Adviser including options on Units, and/or phantom Units. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.
Potential Conflicts of Interest
Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who advise multiple portfolios and/or other accounts are presented with the following potential conflicts:
The management of multiple portfolios and/or other accounts may result in a Portfolio Manager devoting unequal time and attention to the management of each portfolio and/or other account. The Adviser seeks to manage such competing interests for the time and attention of Portfolio Managers by having its Portfolio Managers focus on a particular investment discipline. Most other accounts advised by a Portfolio Manager are managed using the same investment weightings that are used in connection with the management of the portfolios.
If a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.
With respect to securities transactions for the portfolios, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.
Finally, substantial investment of the Adviser or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, the Adviser has adopted policies and procedures intended to ensure that all clients are treated fairly over time. The Adviser does not receive an incentive based fee on any account.
Disclosure of Portfolio Holdings
Portfolio Holdings Information is Protected. Information about the Funds’ portfolio holdings is proprietary information which the Adviser is committed to protecting. Davis Funds have adopted procedures reasonably designed to ensure that portfolio holdings information is not released on a selective basis except to qualified persons rendering services to the Fund which require that those persons receive information concerning the Funds’ portfolio
Davis Series, Inc., Statement of Additional Information 45

holdings. Neither the Fund nor the Adviser receives compensation with respect to the disclosure of portfolio holdings.
Public Disclosure of Portfolio Holdings. Information about the Funds’ portfolio holdings which has previously been made public may be freely disclosed. Information about portfolio holdings may become “public” by (1) publication on the Davis Funds’ website, (2) quarterly filings with the SEC on Form N-CSR or Form N-Q, or (3) other publication determined by the Adviser’s Chief Legal Officer or his designee, in writing stating his rationale, to be public.
Davis Funds generally publish their portfolio holdings on Davis Funds’ website (www.davisfunds.com) as of the end of each fiscal quarter with a 60-day lag. Davis Funds’ Executive Vice President, or his designee, currently the Fund’s Chief Compliance Officer, may authorize publication of portfolio holdings on a more frequent basis.
The Adviser manages other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Davis Funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings and may not be subject to the Funds’ portfolio holdings disclosure policies.
Statistical Information. The Funds’ portfolio holdings procedures do not prevent the release of aggregate, composite or descriptive information that, in the opinion of the Fund’s Chief Compliance Officer or her designee, does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading that may be detrimental to the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics.
Release of Non-Public Portfolio Holdings Information. Davis Funds or the Adviser may disclose non-public information about the Fund’s portfolio holdings to third parties in a number of situations, including the following: (1) disclosure of specific securities (not a material portion of the entire portfolio) to broker-dealers in connection with the purchase or sale by the Fund of such securities; (2) requests for price quotations on specific securities (not a material portion of the entire portfolio) from broker-dealers for the purpose of enabling the Fund’s service providers to calculate the Fund’s net asset value; (3) requests for bids on one or more securities; (4) disclosures in connection with litigation involving Fund portfolio securities; (5) disclosure to regulatory authorities; (6) statements to the press by Portfolio Managers from time to time about the Fund’s portfolio and securities held by the Fund which may or may not have been previously disclosed; and (7) attendance by employees of the Adviser at due diligence meetings with existing or potential investors in which specific Fund holdings are discussed and other information which the employee reasonably believes cannot be used in a manner which would be harmful to the Fund. In addition, the Adviser may provide a wide variety of information about the Fund (other than portfolio holdings) to existing and potential investors and intermediaries working on behalf of such investors. Such information may not be available from publicly available information and may consist of statistical and analytical information concerning the Fund’s portfolio as a whole and how it has performed, without naming specific portfolio securities held by the Fund.
Davis Funds’ portfolio holdings procedures prohibit release of non-public information concerning the Fund’s portfolio holdings to individual investors, institutional investors, intermediaries which distribute the Fund’s shares and other parties which are not employed by the Adviser or its affiliates. Information about the Fund’s portfolio holdings may be reviewed by third parties for legitimate business purposes, but only if: (1) the Adviser’s Chief Operating Officer, or his designee, currently the Fund’s Chief Compliance Officer, considers the application for review of the Fund’s portfolio holdings and, in his or her business judgment, the requesting third party: (i) has a legitimate business purpose for reviewing the portfolio holdings; and (ii) does not pose a material risk to the Fund; and (2) the third party enters into an acceptable confidentiality agreement (including a duty not to trade). Davis Funds’ Board of Directors is notified of the application for review of the Fund’s portfolio holdings by any such third parties at the next scheduled quarterly meeting of the Board of Directors, at which time the Board reviews the
Davis Series, Inc., Statement of Additional Information 46

application by each such party and considers whether the release of the Fund’s portfolio holding information to the third parties is in the best interest of the Fund and its shareholders.
Third Parties Receiving Portfolio Holdings Information. As of December 31, 2009, each of the following third-party service providers have been approved to receive information concerning Davis Funds’ portfolio holdings: (1) KPMG LLP (serves the as the fund’s independent registered public accounting firm); (2) ISS, RiskMetrics Group, ADP, and Glass Lewis & Co. (provide proxy voting services); (3) ITG (Investment Technology Group, provides brokerage and trading reports); (4) Wilshire Associates (provides investment performance attribution reports); (5) State Street Bank and Trust Company (serves as the fund’s custodian bank and securities lending agent); (6) Linda Rubey (provides freelance financial writing and editing services); (7) Greenberg Traurig LLP (counsel for Davis Funds); (8) K&L Gates LLP (counsel for the Adviser); (9) Bowne & Co., Inc. (Software Development); and (10) Deloitte & Touche (serves as the Adviser’s auditor).
Administration. The Fund’s Chief Compliance Officer oversees the release of portfolio holdings information, including authorizing the release of portfolio holdings information.
Distribution of Fund Shares
The Distributor. Davis Distributors, LLC (“Distributor”), 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, is a wholly owned subsidiary of the Adviser and, pursuant to a Distributing Agreement, acts as principal underwriter of the Davis Funds’ shares on a continuing basis. By the terms of the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Davis Funds’ shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.
The Distributor received the following amounts in total sales charges (which the Funds do not pay) on the sale of Class A shares:

	Fiscal year ended December 31,
	2009	2008	2007
Davis Opportunity Fund	$149,974	$234,034	$1,436,224
Amount Reallowed to Dealers	$126,860	$199,815	$1,220,616

Davis Financial Fund	$272,927	$1,267,228	$748,466
Amount Reallowed to Dealers	$231,612	$1,073,105	$634,171

Davis Real Estate Fund	$71,663	$261,679	$996,096
Amount Reallowed to Dealers	$60,367	$220,941	$843,632

Davis Appreciation & Income Fund	$80,877	$302,789	$1,707,058
Amount Reallowed to Dealers	$68,044	$255,093	$1,441,717

Davis Government Bond Fund	$99,388	$82,951	$21,360
Amount Reallowed to Dealers	$84,234	$72,943	$18,053
Davis Government Money Market Fund does not charge a sales load for any class of shares.
Davis Series, Inc., Statement of Additional Information 47

For the year ended December 31, 2009, the Distributor received compensation on redemptions and repurchases of shares in the following amounts:

	Class A	Class B	Class C
	Shares	Shares	Shares
Davis Opportunity Fund	$575	$48,295	$5,281
Davis Financial Fund	$130	$37,941	$19,130
Davis Real Estate Fund	$13	$10,327	$1,976
Davis Appreciation & Income Fund	N/A	$58,049	$15,542
Davis Government Bond Fund	$7,500	$66,223	$9,682
Davis Government Money Market Fund	N/A	N/A	N/A
The Distributor received the following amounts as reimbursements under the Funds Distribution plans:

	Fiscal year ended December 31,
	2009	2008	2007
Davis Opportunity Fund
Class A shares	$650,449	$1,094,774	$1,799,586
Class B shares	$212,731	387,606	744,253
Class C shares	$1,178,297	1,960,781	3,011,172

Davis Financial Fund
Class A shares	$977,456	$1,243,476	$1,529,927
Class B shares	$133,138	296,932	743,116
Class C shares	$637,136	792,484	919,594

Davis Real Estate Fund
Class A shares	$456,466	$892,564	$1,338,022
Class B shares	$60,325	163,025	427,893
Class C shares	$250,757	578,462	1,046,579

Davis Appreciation & Income Fund
Class A shares	$495,571	$919,416	$1,241,573
Class B shares	$178,488	308,073	511,204
Class C shares	$803,375	1,314,550	1,420,587

Davis Government Bond Fund
Class A shares	$185,932	$129,973	$57,512
Class B shares	$176,797	143,533	121,070
Class C shares	$426,585	253,618	92,565
Class Y shares do not have a Distribution plan.
Distribution Plans. Class A, B, and C shares all use distribution plans to pay asset-based sales charges or distribution and/or services fees in connection with the distribution of shares, including payments to financial intermediaries for providing distribution assistance. Financial intermediaries that receive these fees may pay some or all of them to their Portfolio Managers. Because these fees are paid out of a Class’ assets on an on-going basis, over time these fees will increase the cost of an investment and may cost more than other types of sales and marketing charges.
The Distribution Plans were approved by the Board of Directors of each Davis Fund in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan are included in the operating expenses of the Class.
How Share Classes Affect Payments to Brokers. A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and C contingent deferred sales charges and/or asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.
Recordkeeping Fees. Certain dealers (and other financial intermediaries) have chosen to maintain omnibus accounts with the Davis Funds. In an “omnibus account,” the Fund maintains a single account in the name of the dealer and the dealer maintains all of the individual shareholder accounts. Likewise, for many retirement plans, a
Davis Series, Inc., Statement of Additional Information 48

third-party administrator may open an omnibus account with the Davis Funds and the administrator will then maintain all of the participant accounts. The Adviser, on behalf of the Funds, enters into agreements whereby the Funds, and sometimes the Adviser in addition, compensate the dealer or administrator for recordkeeping services. This compensation is not treated as a distribution expense.
Class A Shares. Payments under the Class A Distribution Plan may be up to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling Class A shares, servicing its shareholders, and maintaining its shareholder accounts. Normally, servicing fees are paid at an annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of each Davis Fund. In addition, when the Distributor pays a commission to a broker-dealer for qualifying purchases of Class A shares at net asset value, the Fund may reimburse the Distributor for this commission. The Fund will not reimburse this commission if the result would be that Class A shares would pay Distribution Plan fees in excess of 0.25% of average net assets. Payments under the Class A Distribution Plan also may be used to reimburse the Distributor for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Distributor retains.
Class B Shares. Payments under the Class B Distribution Plan are limited to an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, which currently is 1%. Therefore, the effective rate of the Class B Distribution Plan at present is 1%. In accordance with current applicable rules, such payments also are limited to 6.25% of gross sales of Class B shares plus interest at 1% over the prime rate on any unpaid amounts. The Distributor pays broker/dealers up to 4% in commissions on new sales of Class B shares. The fund pays the distribution fee on Class B shares in order: (i) to pay the Distributor commissions on Class B shares which have been sold and (ii) to enable the Distributor to pay services fees on Class B shares which have been sold. From these distribution payments, the Distributor currently uses up to 0.25% of average net assets for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of its shareholder accounts.
Class C Shares. Payments under the Class C Distribution Plan are limited to an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, which currently is 1%. Therefore, the effective rate of the Class C Distribution Plan at present is 1%. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan. The fund pays the distribution fee on Class C shares in order: (i) to pay the Distributor commissions on Class C shares which have been sold and (ii) to enable the Distributor to pay services fees on Class C shares which have been sold. From these distribution payments, the Distributor currently uses up to 0.25% of average net assets for the payment of service and maintenance fees to its salespersons and other firms, shareholder servicing and maintenance of its shareholder accounts.
Davis Government Money Market Fund. With respect to Davis Government Money Market Fund, the Distribution Plan for each class of shares does not provide for any amounts to be paid by the Fund directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee for distribution to the extent such fee may be considered to be indirectly financing any activity or expense that primarily is intended to result in the sale of Fund shares.
Additional Information Concerning the Distribution Plans. In addition, to the extent that any investment advisory fees paid by the Davis Funds may be deemed to be indirectly financing any activity that primarily is intended to result in the sale of Fund shares within the meaning of Rule 12b-1, the Distribution Plans authorize the payment of such fees.
The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Independent Directors or a majority of the Fund’s outstanding Class of shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plans are in effect, the Davis Funds must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.
Davis Series, Inc., Statement of Additional Information 49

Dealer Compensation. Dealers or others may receive different levels of compensation depending on which class of shares they sell. The Distributor may make expense reimbursements for special training of a dealer’s registered representatives or personnel of dealers and other firms who provide sales or other services with respect to the Davis Funds and/or their shareholders, or to defray the expenses of meetings, advertising or equipment. Any such amounts may be paid by the Distributor from the fees it receives under the Class A, B, and C Distribution Plans.
In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Davis Funds. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Davis Funds during a specified period of time. These payments are more fully described in the prospectus.
Fund Supermarkets. The Davis Funds participate in various “Fund Supermarkets” in which a supermarket sponsor (usually a registered broker-dealer) offers many mutual funds to the supermarket sponsor’s clients. The Davis Funds pay the supermarket sponsor a negotiated fee for distributing the shares and for continuing services provided to their shareholders. A portion of the supermarket sponsor’s fee (that portion related to sales, marketing or distribution of shares) is paid with fees authorized under the Distribution Plans.
A portion of the supermarket sponsor’s fee (that portion related to investor services such as new account setup, shareholder accounting, shareholder inquiries, transaction processing, and shareholder confirmations and reporting) is paid as a shareholder servicing fee of each Davis Fund. Each Davis Fund typically would be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with each Davis Fund. If the supermarket sponsor’s fees exceed the sum available from the Distribution Plans and shareholder servicing fees, then the Adviser pays the remainder out of its profits.
Other Important Service Providers
Custodian. State Street Bank and Trust Company (“State Street” or the “Custodian”), One Lincoln Street, Boston, MA 02111, serves as custodian of each Davis Fund’s assets. The Custodian maintains all of the instruments representing the Davis Funds’ investments and all cash. The Custodian delivers securities against payment on sale and pays for securities against delivery on purchase. The Custodian also remits the Davis Funds’ assets in payment of their expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain fund accounting services to the Funds.
Transfer Agent. Boston Financial Data Services, Inc., P.O. Box 8406, Boston, MA 02266-8406, serves as the Funds’ transfer agent.
Independent Registered Public Accounting Firm. KPMG LLP (“KPMG”), 707 17 Street, Suite 2700, Denver, CO 80202, serves as the Funds’ independent registered public accounting firm. KPMG audits the Funds’ financial statements, performs other related audit services and meets with the Audit Committee of the Board of Directors. KPMG LLP also acts as the independent registered public accounting firm to certain other funds advised by the Adviser. In addition, KPMG prepares the Funds’ federal and state income tax returns and related forms. Audit and non-audit services provided by KPMG to the Funds must be pre-approved by the Audit Committee.
Counsel. Greenberg Traurig LLP, 77 W Wacker Dr., Suite 3100, Chicago, IL 60601, serves as counsel to the Davis Funds and also serves as counsel for the Independent Directors.
Davis Series, Inc., Statement of Additional Information 50

Section III: Classes of Shares, Purchases, Exchanges and Redemptions
This Statement of Additional Information should be read in conjunction with the Funds’ prospectus. This Statement of Additional Information supplements the information available in the prospectus.
Selecting The Appropriate Class Of Shares
Each of the Davis Funds offers Class A, B, C and Y shares. Depending on the amount of the purchase and the anticipated length of time of the investment, investors may choose to purchase one Class of shares rather than another. Investors who would rather pay the entire cost of distribution, or sales charge, at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or C shares, in which case 100% of the purchase price is invested immediately. If you have significant Davis Funds holdings you may not be eligible to invest in Class B or C Shares. See “How to Choose a Share Class,” in the prospectus for details.
Class A shares
With certain exceptions described below, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a sales charge when they are redeemed.
Class B shares
Class B shares are sold without a sales charge at the time of purchase but are subject to a deferred sales charge if they are redeemed within six years after purchase. Class B shares will automatically convert to Class A shares seven years after the end of the calendar month in which the shareholder’s order to purchase was accepted.
Class C shares
Class C shares are purchased at their net asset value per share without the imposition of a front-end sales charge but are subject to a 1% deferred sales charge if redeemed within one year after purchase and do not have a conversion feature.
Class Y shares
Class Y shares are sold at net asset value without the imposition of Rule 12b-1 charges. Class Y shares are offered to: (i) trust companies, bank trusts, endowments, pension plans, or foundations (“Institutions”) acting on behalf of their own account or one or more clients for which such Institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time; (ii) any state, county, city, department, authority, or similar agency that invests at least $5,000,000 (“Government Entities”); (iii) any investor with an account established under a “wrap account” or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Davis Funds’ Distributor (“Wrap Program Investors”); and (iv) a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase pension plan, defined benefit plan, or non-qualified deferred compensation plan where plan level or omnibus accounts are held on the books of the Fund if at least $500,000 is invested.
Shares issued by Davis Government Money Market Fund
The four classes of Davis Government Money Market Fund shares are available so as to enable investors to facilitate exchanges since, with the exception of exchanges from Class A shares to Class Y shares, shares may be exchanged only for shares of the same class. Davis Government Money Market shares are sold directly without sales charges; however, front-end or deferred sales charges may be imposed, in certain cases, on their exchange into shares of other Davis Funds (see “Exchange of Shares”). Shares of the Davis Government Money Market Fund are offered at net asset value. However, in the case of certain exchanges, the Money Market Fund shares received may be subject to an escrow, pursuant to a Statement of Intention, or a contingent deferred sales load. See “Exchange of Shares.”
Class A Shares. Class A shares of the Davis Funds (other than shares of Davis Government Money Market Fund) are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the prospectus.
Reduction of Class A Sales Charge. There are a number of ways to reduce the sales charge imposed on the purchase of the Davis Funds’ Class A shares, as described below. These reductions are based on the fact that there is less sales effort and expense involved with respect to purchases by affiliated persons and purchases made in large quantities. The examples listed below are descriptive of the types of fact patterns, which qualify for a reduction of sales charge. It is not possible to list every potential qualifying transaction. The Distributor uses its discretion to
Davis Series, Inc., Statement of Additional Information 51

determine whether or not any specific transaction is similar enough to the examples listed below to qualify for a reduction of sales charge. If you claim any reduction of sales charges, you or your dealer must notify the Distributor (or State Street Bank and Trust Company if the investment is mailed to State Street Bank and Trust Company) when the purchase is made. Enough information must be given to verify that you are entitled to such reduction.
(1) Immediate Family or Group Purchases. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including: (i) purchases for immediate family members, (“immediate family members” consist of spouses and children under 21); (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer; and (iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.
(2) Other Groups. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including: (i) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer; and (ii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.
(3) Statement of Intention. Another way to reduce the sales charge is by signing a Statement of Intention (“Statement”). See Appendix B: “Terms and Conditions of a Statement of Intention.” If you enter into a Statement of Intention you (or any “single purchaser”) may state that you intend to invest at least $100,000 in the Fund’s Class A shares over a 13-month period. The amount you say you intend to invest may include Class A shares that you already own (except purchases into Davis Government Money Market Fund, unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge) valued at public offering price, the day prior to the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months and purchases made prior to the start of the 13-month period will not be re-adjusted to reflect a lower sales charge.
Shares having a value of up to 5% of the amount you state you intend to invest will be held “in escrow” to make sure that any additional sales charges are paid. If any of the Fund’s shares are in escrow pursuant to a Statement and such shares are exchanged for shares of another Davis Fund, the escrow will continue with respect to the acquired shares.
No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying the total amount indicated at one time. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 3-1/2% on each purchase.
If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will, by retroactive adjustment, pay a sales charge of 3-1/2%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.
A Statement does not bind you to buy, nor does it bind the Adviser or Distributor to sell, the shares covered by the Statement.
(4) Rights of Accumulation (All Davis Funds Combined). Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge does not have to be in dollars invested at one time or in a single Davis Fund. The larger purchases that you (or any “single purchaser”) make at any one time can be determined by adding to the amount of a current purchase to the value of any Davis Fund shares (at offering price) already owned by you. Money market fund shares are not counted in determining the total amount of Funds shares you own unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge.
For example, if you own $100,000 worth (at offering price) of shares, including Class A, B and C shares of all Davis Funds except money market fund shares (unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge) and invest $5,000 in additional shares, the sales charge on that $5,000 investment would be 3-1/2%, not 4-3/4%.
Davis Series, Inc., Statement of Additional Information 52

Lastly, the right of accumulation also applies to the Class A, B and C shares of the other Davis Funds that you own. Thus, the amount of current purchases of the Fund’s Class A shares that you make may be added to the value of the Class A, B and C shares of the other Davis Funds (valued at their current offering price, excluding money market fund shares, unless the shares were exchanged from another Davis Fund and the shares were previously subject to a sales charge) already owned by you in determining the applicable sales charge.
In all of the above instances where you wish to assert this right of combining the shares you own of the other Davis Funds, you or your dealer must notify the Distributor (or State Street Bank and Trust Company if the investment is mailed to State Street Bank and Trust Company) of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.
(5) Combining Statement of Intention(s) and/or Rights of Accumulation. A Statement of Intention for the Fund’s Class A shares and for the Class A shares of the other Davis Funds may be aggregated. Also, the Fund’s Class A shares and the Class A, B and C shares of the other Davis Funds that you already own, valued at the current offering price the day prior to the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.
(6) Purchases for Employee Benefit Plans. Trustees or other fiduciary accounts and Individual Retirement Accounts (“IRA”) of a single employer are treated as purchases of a single person. Purchases of and ownership by an individual and such individual’s spouse under an IRA are combined with their other purchases and ownership.
Class A shares Sales at Net Asset Value. There are situations where the sales charge will not apply to the purchase of Class A shares. A sales charge is not imposed on these transactions either because the purchaser deals directly with the Fund (as in employee purchases), or because a responsible party (such as a financial institution) is providing the necessary services usually provided by a registered representative. Although the investor pays no front-end sales charge, a contingent deferred sales charge of 0.50% may be imposed if the Distributor paid a sales commission to a broker or agent and the shares purchased at net asset value without a sales load are redeemed within the first year after purchase. In addition, if investors affect purchases in Fund shares through a broker or agent, the broker or agent may charge a fee. The sales charge will not apply to:
(1)	Investments in Davis Government Money Market Fund;

(2)	Class A shares purchased through the automatic reinvestment of dividends and distributions;

(3)	Class A shares purchased by (a) directors, former directors, officers, or employees of the Davis Funds; (b) directors, officers, or employees of the Adviser and its affiliates; and (c) the Adviser and its affiliates or retirement plans established by them for their employees. Extended family members of natural persons included in the preceding list may also purchase Class A shares at net asset value. Natural persons included in the preceding list may continue to purchase Class A shares at net asset value after they no longer serve in that capacity. The term “extended family” is defined in the prospectus.

(4)	Class A shares purchased by any registered representatives, principals and employees (and any extended family member) of securities dealers having a sales agreement with the Distributor;

(5)	Initial purchases of Class A shares totaling at least $250,000 but less than $5,000,000, made at any one time by banks, trust companies and other financial institutions on behalf of one or more clients for which such institution acts in a fiduciary capacity;

(6)	Class A shares purchased by any single account covering a minimum of 50 eligible employees or participants (the Fund may, at its discretion, waive this 50 participant minimum; for example, the 50 participant minimum may be waived for plans expected to have 50 participants, or for certain financial institutions providing transfer agent and/or administrative services, or for fee-based mutual fund marketplace programs) and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue Code, or a plan established under Section 403(b), 457 or 501(c)(9) of such Code, “rabbi trusts” or other nonqualified plans;
Davis Series, Inc., Statement of Additional Information 53

(7)	Class A shares purchased by persons participating in a “wrap account” or similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund’s Distributor or by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts, if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent;

(8)	Class A shares amounting to less than $5,000,000 purchased by any state, county, city, department, authority or similar agency; and

(9)	Shareholders making purchases in certain accounts offered by securities firms that have entered into contracts with the Fund and which charge fees based on assets in the account.
The Funds also may issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company. The Fund occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Fund. This offers the Fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value, as it would adversely affect the Fund’s ability to do such transactions if the Fund had to impose a sales charge.
Class B Shares. Class B shares are offered at net asset value, without a front-end sales charge. The Distributor receives and usually reallows commissions to firms responsible for the sale of such shares. With certain exceptions described below, the Davis Funds (except for Davis Government Money Market Fund) impose a deferred sales charge of 4% on shares redeemed during the first year after purchase, 3% on shares redeemed during the second or third year after purchase, 2% on shares redeemed during the fourth or fifth year after purchase and 1% on shares redeemed during the sixth year after purchase. Class B shares will be subject to a maximum Rule 12b-1 fee at the annual rate of 1% of the Class’ average daily net asset value. The Davis Funds will not accept any purchase of Class B shares in the amount of $50,000 or more per investor.
Class B shares that have been outstanding for seven years will automatically convert to Class A shares without imposition of a front-end sales charge. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under a private Internal Revenue Service Ruling, such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders. In addition, certain Class B shares held by certain defined contribution plans automatically convert to Class A shares based on increases of plan assets.
Class B Special Distribution Arrangement. Davis Funds have entered into an agreement with Merrill Lynch to waive the Contingent Deferred Sales Charge (“CDSC”) of Class B shares sold to Qualifying Retirement Plans. Under this agreement Class B shares of the Davis Funds are made available to Retirement Plan participants such as 401(k) or 403(b) plans at net asset value with the waiver of the CDSC if:
(i)	The Retirement Plan is record-kept on a daily valuation basis by Merrill Lynch and, on the date the Retirement Plan sponsor signs the Merrill Lynch Record Keeping Service Agreement, the Retirement Plan has less than $3 million in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. (“MLAM”) that are made available pursuant to a Services Agreement between Merrill Lynch and the Funds’ principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the “Applicable Investments”); or

(ii)	The Retirement Plan is record-kept on a daily valuation basis by an independent record keeper whose services are provided through a contract of alliance arrangement with Merrill Lynch, and on the date the Retirement Plan Sponsor signs the Merrill Lynch Record Keeping Service Agreement, the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or
Davis Series, Inc., Statement of Additional Information 54

(iii)	The Retirement Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Retirement Plan Sponsor signs the Merrill Lynch Record Keeping Service Agreement.
Retirement Plans record-kept on a daily basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Davis Funds convert to Class A shares once the Retirement Plan has reached $3 million invested in Applicable Investments. The Retirement Plan will receive a Retirement Plan level share conversion.
Class C Shares. Class C shares are offered at net asset value without a sales charge at the time of purchase. Class C shares redeemed within one year of purchase will be subject to a 1% charge on redemption. Class C shares do not have a conversion feature. The Davis Funds will not accept any purchases of Class C shares when Class A shares may be purchased at net asset value.
The Distributor will pay a commission to the firm responsible for the sale of Class C shares. No other fees will be paid by the Distributor during the one-year period following purchase. The Distributor will be reimbursed for the commission paid from 12b-1 fees paid by the Funds during the one-year period. If Class C shares are redeemed within one-year of purchase, the 1% redemption charge will be paid to the Distributor. After Class C shares have been outstanding for more than one year, the Distributor will make quarterly payments to the firm responsible for the sale of the shares in amounts equal to 0.75% of the annual average daily net asset value of such shares for sales fees and 0.25% of the annual average daily net asset value of such shares for service and maintenance fees.
Contingent Deferred Sales Charges. Any contingent deferred sales charge (“CDSC”) imposed on the redemption of Class A, B or C shares is a percentage of the lesser of: (i) the net asset value of the shares redeemed; or (ii) the original cost of such shares. No CDSC is imposed when you redeem amounts derived from: (a) increases in the value of shares redeemed above the net cost of such shares, or (b) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. On request for a redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be redeemed.
The CDSC on Class A, B and C shares that are subject to a CDSC will be waived if the redemption relates to the following: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan, if: (i) there are at least four withdrawals a year (except for retirement accounts subject to a required minimum distribution, in which case it may run once a year); and (ii) the aggregate value of the redeemed shares does not exceed 12% of the account’s value on an annual basis**; (d) for redemptions from a qualified retirement plan or IRA that constitute a tax-free return of excess contributions to avoid tax penalty; (e) on redemptions of shares sold to directors, officers and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser or Distributor, including former directors and officers and extended family members of all of the foregoing and any employee benefit or payroll deduction plan established by or for such persons; and (f) on redemptions pursuant to the right of the Funds to liquidate a shareholder’s account if the aggregate net asset value of the shares held in such account falls below an established minimum amount.
**	An Automatic Withdrawal Plan may be established as either a percentage or a fixed dollar amount. The shares that may be redeemed without a sales charge are recalculated as a percentage of the current market value of the account as of the date of each withdrawal. If established as a percentage, no sales charge will be incurred regardless of market fluctuations. If established as a fixed dollar amount, a sales charge may be incurred if the market value of the account decreases. If you redeem shares in addition to those redeemed pursuant to the Automatic Withdrawal Plan, a deferred sales charge may be imposed on those shares and on any subsequent redemptions within a 12-month period, regardless of whether such redemptions are pursuant to an Automatic Withdrawal Plan.
Subject to various limitations, shares in different Davis Funds may be exchanged at relative net asset value. If a sales charge is due on Class A shares, and has not been previously paid, then the sales charge will be deducted at the time
Davis Series, Inc., Statement of Additional Information 55

of the exchange. If any Class of Davis Fund shares being exchanged are subject to a sales charge, Statement of Intention, or other limitation, the limitation will continue to apply to the shares received in the exchange. When an investor exchanges any Class of shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that the investor owns Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Any period that an investor owns shares of Davis Government Money Market Fund will be added to the six-year declining sales charge period.
Class Y Shares. Class Y shares are sold at net asset value without the imposition of Rule 12b-1 charges. Class Y shares are offered to: (i) trust companies, bank trusts, endowments, pension plans, or foundations (“Institutions”) acting on behalf of their own account or one or more clients for which such Institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time; (ii) any state, county, city, department, authority, or similar agency that invests at least $5,000,000 (“Government Entities”); (iii) any investor with an account established under a “wrap account” or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Davis Funds’ Distributor (“Wrap Program Investors”); and (iv) a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase pension plan, defined benefit plan, or non-qualified deferred compensation plan where plan level or omnibus accounts are held on the books of the Fund if at least $500,000 is invested.
Wrap Program Investors may purchase Class Y shares through the sponsors of such programs who have entered into agreements with Davis Distributors, LLC. Wrap Program Investors should be aware that both Class A and Y shares are made available by the Davis Funds at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund’s Rule 12b-1 Plan and sponsors of wrap programs utilizing Class A shares generally are entitled to payments under the Plan. If the Sponsor has selected Class A shares, investors should discuss these charges with their program’s sponsor and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.
Conversion from Class A, B, or C shares into Class Y shares. Investors can generally purchase Class A, Class B, or Class C shares in a retail brokerage account. Under certain circumstances, investors can generally purchase Class A or Class Y shares in wrap account or other similar fee-based program sponsored by broker-dealers. Certain broker-dealers have entered into agreements with Davis Distributors, LLC which allows their clients who have previously purchased shares in a retail brokerage account or Class A shares in a wrap account to convert, under certain circumstances, those shares into Class Y shares on a tax-free basis without incurring additional fees when the Class Y shares will be held in a wrap account sponsored by the broker-dealer.
Investment Minimums. The Distributor may waive the investment minimums for any and all Classes of shares at its discretion. The Distributor may determine that it is appropriate to waive the investment minimum for participants in certain fee based programs sponsored by financial intermediaries. The Distributor may determine that it is appropriate to treat related investors as a single investment account. Examples may include trust funds of the same bank, separate accounts of the same insurance company, clients whose funds are managed by a single bank, insurance company, investment adviser, broker-dealer, or clients of a financial intermediary that maintains an omnibus account with the fund.
How To Purchase Shares
Davis Funds and the Distributor reserve the right to reject any purchase order for any reason. Each Davis Fund prospectus provides full directions on how to purchase shares.
Broker-Dealers may remit payment
Your broker-dealer may order and remit payment for the shares on your behalf. The broker-dealer can also order the shares from the Distributor by telephone or wire. Please note that the following rules and provisions apply with respect to purchases of Fund shares through a broker-dealer:
(A)	The Distributor has entered into agreements with broker-dealers to receive on its behalf purchase and redemptions orders;
Davis Series, Inc., Statement of Additional Information 56

(B)	Such broker-dealers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Distributor;

(C)	The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, its broker’s authorized designee, receives the order; and

(D)	A Client order will be priced at the Fund’s net asset value next computed after they are received by an authorized broker-dealer or the broker-dealer’s authorized designee.
Special Services
Each Davis Funds’ prospectus describes a number of special services offered by the Davis Funds. This Statement of Additional Information supplements that discussion.
Prototype Retirement Plans. The Distributor and certain qualified dealers have available prototype retirement plans (e.g., profit sharing, money purchase, Simplified Employee Pension (“SEP”) plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Davis Funds for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account (“IRA”) plans (deductible IRAs and non-deductible IRAs, including “Roth IRAs”), Education Savings Accounts and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Davis Funds as their investment vehicles. State Street Bank and Trust Company acts as custodian or trustee for certain retirement plans and charges each participant an annual custodial fee of $15 per Social Security Number regardless of the number of plans established. For a detailed explanation of the custodial fees charged to an IRA, please refer to the prospectus.
In-Kind Purchases. Shares of the Davis Funds are continuously offered at their public offering price next determined after an order is accepted. The methods available for purchasing shares of a Fund are described in the Fund’s prospectus. In addition, shares of the Davis Funds may be purchased using securities if the Adviser determines that doing so is in the best interest of the applicable Fund and its shareholders. The Adviser must review the securities that are offered in exchange for the “in-kind” purchase to determine that the securities delivered to the Fund: (i) meet the investment objective, strategy and policies of the Fund; (ii) do not cause the violation of any investment restrictions at the time of acceptance; (iii) are readily marketable; (iv) may be accurately and objectively valued on a daily basis; and (v) represent securities that are desirable for the Fund to own given the Fund’s investment strategy and the Adviser’s view of market conditions. The Adviser reserves the right to reject all or any part of the securities offered in exchange for shares of the Fund. On any such in-kind purchase, the following conditions will apply:
(1)	The securities offered by the investor in exchange for shares of a Fund must not be in any way restricted as to resale or otherwise be illiquid;

(2)	The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, AMEX or NASDAQ or other appropriate method; and

(3)	The transaction involves a net purchase of $1 million or more in Fund shares.
Davis Funds believe that this ability to purchase shares of a Fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to the Fund include the ability to purchase desirable securities without brokerage commissions.
An investor who wishes to make an in-kind purchase must provide the Adviser with a full and exact written description of each security that he or she proposes to deliver to the applicable Davis Fund. The Fund will advise the investor as to those securities that it is prepared to accept and will provide the forms required to be completed and signed by the investor. The investor should then send the securities in proper form for transfer and with the necessary forms, to the Adviser and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Fund in the same manner as portfolio securities of the Fund are valued. The number of shares of the Fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.
Davis Series, Inc., Statement of Additional Information 57

The exchange of securities by the investor pursuant to this in-kind offer will constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his tax adviser to determine the tax consequences under Federal and state law of making such an in-kind purchase. This service may be discontinued at any time without prior notice.
Exchange Of Shares
The prospectus describes exchange procedures. This Statement of Additional Information supplements that discussion.
Market Timing. Davis Funds have not entered into any arrangements which permit organizations or individuals to “market time” the Funds. Although the Davis Funds will not knowingly permit investors to excessively trade the Funds, shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and there can be no guarantee that all market timing will be prevented, despite the Davis Funds’ best efforts. The Funds receive purchase and sales order through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Davis Funds reserve the right to terminate or amend the exchange privilege at any time by filing amended registration statements.
Redemption Of Shares
The Funds’ prospectus describes redemption procedures. This Statement of Additional Information supplements those discussions.
Certificates. In the past Davis Funds issued share certificates and some are still outstanding. If shares to be redeemed are represented by a certificate, the certificate must be sent by certified mail to State Street Bank and Trust Company with a letter of instruction signed by all account owner(s).
Redemption Proceeds. Redemption proceeds normally are paid to you within seven days after State Street Bank and Trust Company receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the SEC or if the New York Stock Exchange (“NYSE”) is closed for reasons other than customary or holiday closings. You may redeem shares on any business day (i.e., any day the NYSE is open for regular session trading). Redemption proceeds may be withheld until a sufficient period of time has passed for State Street Bank and Trust Company to be reasonably sure that all checks or drafts (including certified or cashiers’ checks) for shares purchased have cleared, normally not exceeding fifteen calendar days. You can avoid any redemption delay by paying for your shares with a bank or federal funds wire.
Redemptions are ordinarily paid to you in cash. However, the Board of Directors is authorized to decide if conditions exist making cash payments undesirable. If the Board of Directors should decide to make payments other than in cash, redemptions could be paid in securities, valued at the value used in computing a Fund’s net asset value. There would be brokerage costs incurred by the shareholder in selling securities received in redemption of fund shares. The fund must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net asset value, whichever is smaller, during any 90-day period for any one shareholder.
Federal Funds Wire. You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust Company for wire service, and receiving banks also may charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House usually will arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the “Banking Instruction” section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.
Redeeming Shares in Davis Government Money Market Fund. You may request redemption of part or all of your shares in Davis Government Money Market Fund by mail by sending your request to State Street Bank and
Davis Series, Inc., Statement of Additional Information 58

Trust Company, c/o Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. You also may redeem shares through the Check Writing Privilege or by Expedited Redemption Privilege to a pre-designated bank account. Normally, except for payment to a pre-designated bank account, State Street Bank and Trust Company will send payment for Davis Government Money Market Fund shares redeemed within three business days, but in no event, later than seven days, after receipt of a redemption request in proper form. Redemption of Davis Government Money Market Fund shares that were acquired by exchange from shares subject to a contingent deferred sales charge may be subject to such a charge. Shares exchanged into Davis Government Money Market Fund are subject to segregation to assure payment of any sales charges that may be due on redemption.
Segregation of Davis Government Money Market Fund Shares. In order to secure the payment of any sales charge or CDSC that may be due on shares exchanged into shares of Davis Government Money Market Fund, the number of shares equal in value to the sales charge are segregated and separately maintained in Davis Government Money Market Fund. The purpose of the segregation is to assure that redemptions utilizing the Davis Government Money Market Fund check writing privilege do not deplete the account without payment of any applicable sales charge and therefore no draft will be honored for liquidation of shares in excess of the shares in the Davis Government Money Market Fund account that are free of segregation.
Davis Government Money Market Fund Check Writing Privilege, Class A Shares. A shareholder may issue a “Stop Payment” on any draft by calling State Street Bank and Trust Company at 1-617-985-8704. The “Stop Payment” order will become effective if it is given on a timely basis pursuant to the “Stop Payment” rules in effect at State Street Bank and Trust Company with respect to their regular checking accounts.
If a shareholder seeks to use the check writing privilege or expedited redemption privilege to a pre-designated bank account to redeem Davis Government Money Market Fund shares recently purchased by check (whether by regular or expedited method), the Fund will refuse to accept telephone redemption requests when made and to honor redemption drafts when presented unless it is then reasonably assured of the collection of the check representing the purchase (normally up to 15 days after receipt of such check). This result can be avoided by investing by wire.
Section IV: General Information
This Statement of Additional Information should be read in conjunction with the Funds’ prospectus. This Statement of Additional Information supplements the information available in the prospectus.
Determining The Price Of Shares
The prospectus describes procedures used to determine the price of shares. This Statement of Additional Information supplements that discussion.
Net Asset Value. The price per share for purchases or redemptions of Fund shares made directly through State Street Bank and Trust Company generally is the value next computed after State Street Bank and Trust Company receives the purchase order or redemption request in good order. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must: (i) receive your order before 4 p.m. Eastern time; and (ii) promptly transmit the order to State Street Bank and Trust Company. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street Bank and Trust Company so that you may receive the same day’s net asset value. Note that in the case of redemptions and repurchases of Fund shares owned by corporations, trusts or estates, or of shares represented by outstanding certificates (in the past Davis Funds issued share certificates), State Street Bank and Trust Company may require additional documents to effect the redemption and the applicable price will be determined as of the next computation following the receipt of the required documentation or outstanding certificates. See “Redemption of Shares.”
Davis Funds do not price their shares or accept orders for purchases or redemptions on days when the NYSE is closed. Such days currently include New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Davis Series, Inc., Statement of Additional Information 59

Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.
Valuation of Portfolio Securities. The valuation of each Fund’s portfolio securities is described in the Fund’s prospectus and annual report.
Dividends And Distributions
The Funds’ prospectus describes the Funds’ dividend and distribution policies. This Statement of Additional Information supplements that discussion.
There are two sources of income, net income and realized capital gains, paid to you by the Funds. You will receive confirmation statements for dividends declared and Fund shares purchased through reinvestment of dividends. You also will receive confirmations after each purchase or redemption. Different classes of Fund shares may be expected to have different expense ratios due to differing distribution services fees and certain other expenses. Classes with higher expense ratios will pay correspondingly lower dividends than classes with lower expense ratios. For tax purposes, information concerning Fund distributions will be mailed annually to shareholders. Shareholders have the option of receiving all Fund dividends and distributions in cash, of having all dividends and distributions reinvested, or of having income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawal Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.
Returned Check Policy. For the protection of Fund shareholders, on receipt of the second dividend check that has been returned to State Street Bank and Trust Company as undeliverable, undelivered dividends will be invested in additional Fund shares at the current net asset value and the account designated as a dividend reinvestment account.
Davis Opportunity Fund and Davis Financial Fund. Income dividends and distributions from net realized capital gains, if any, are usually distributed annually.
Davis Appreciation & Income Fund and Davis Real Estate Fund. Income dividends are usually paid quarterly. Distributions from any net realized capital gains are usually made annually.
Davis Government Bond Fund. Income dividends are declared daily and paid monthly. Distributions from any net realized capital gain not offset by capital loss carryovers are usually distributed annually.
Davis Government Money Market Fund. Dividends from net income are declared daily on shares outstanding as of the close of business the preceding day and are paid monthly. Income for Saturdays, Sundays and holidays are accrued on Fridays. Dividends declared during each calendar month are paid on the last business day of the month. Shares earn dividends as of the first business day after the effective purchase date up through the date of redemption.
Dividends and Distributions May Change. Usually dividends and capital gains distributions are paid as discussed above. However, the Board of Directors reserves the right to suspend payments or to make additional payments.
Federal Income Taxes
The Funds’ prospectus provides a general discussion of federal income taxes. This Statement of Additional Information supplements that discussion. This discussion is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Funds and their shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes on any investment in Davis Funds.
Davis Series, Inc., Statement of Additional Information 60

Each of the Davis Funds intends to continue to qualify as a regulated investment company under the Internal Revenue Code and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If a Fund does not qualify as a regulated investment company, it will be subject to corporate tax on its net investment income and net capital gains at the corporate tax rates. If a Fund does not distribute all of its net investment income or net capital gains, it will be subject to tax on the amount that is not distributed.
If, for any calendar year, the distribution of earnings required under the Internal Revenue Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the applicable Fund. Each Davis Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.
From time to time the Funds may be entitled to a tax loss carry-forward. Such carry-forward would be disclosed in the most current version of the Fund’s Annual Report.
If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions and treaties between certain countries and the United States may reduce or eliminate such taxes.
Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.
We recommend that you consult with a tax advisor about dividends and capital gains that may be received from the Davis Funds.
Procedures and Shareholder Rights are Described by Current Prospectus
and Other Disclosure Documents
Among other disclosures, the Funds’ most current prospectus, Statement of Additional Information, Annual and Semi-Annual Reports, and other documents describe (a) the procedures which the Funds follow when interacting with shareholders; and (b) shareholders’ rights. The Fund’s procedures and shareholders’ rights may change from time to time to reflect changing laws, rules, and operations. The Funds’ prospectus and other disclosure documents will be amended from time to time to reflect these changes.
Performance Data
From time to time, the Funds may advertise information regarding their performance. Such information will be calculated separately for each class of shares. These performance figures are based on historical results and are not intended to indicate future performance.
Average Annual Total Returns
Average Annual Total Return Before Taxes
The Fund may advertise its investment performance without reflecting the potential effects of income taxes.
Average annual total return before taxes represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the
Davis Series, Inc., Statement of Additional Information 61

underlying investments in the Fund’s portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated which would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where:	P =	hypothetical initial payment of $1,000

	T =	average annual total return

	n =	number of years

	ERV=	ending redeemable value at the end of the 1-, 5- and 10-year periods of a hypothetical $1,000 payment made at the beginning of such period
This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates; and (ii) deducts: (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.
Average Annual Total Return After Taxes on Distributions.
The Fund may advertise its investment performance for Class A and/or Y shares on an after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund offers Class A, B, C, and Y shares. If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.
Average Annual Total Return After-Taxes on Distributions adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by the Fund. Average annual total return after-taxes on distributions is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ATVD

Where:	P =	hypothetical initial payment of $1,000

	T =	average annual total return (after taxes on distributions)

	n =	number of years

	ATVD	= ending redeemable value, after taxes on fund distributions but not after taxes on sale of fund shares, at the end of the 1, 5, and 10 year periods of a hypothetical $1,000 payment made at the beginning of such period
Average Annual Total Return After-Taxes on Distributions and Sale of Fund Shares.
The Fund may advertise its investment performance for Class A and/or Y shares after taxes on distribution and sale of fund shares.
Average Annual Total Return After-Taxes on Distributions and Sale of Fund Shares adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of Fund shares. Average annual total return after-taxes on distributions and sale of Fund shares is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:
Davis Series, Inc., Statement of Additional Information 62

P(1+T)n = ATVDR

Where:	P = hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and sale of Fund shares)

n = number of years

	ATVDR =	ending redeemable value, after taxes on fund distributions and sale of fund shares, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period
Average Annual Total Returns (with and without the effects of Sales Charges).
The Fund may advertise its investment performance for Class A and B shares without reflecting the effects of sales charges.
“Average Annual Total Return (with maximum sales charges)” is calculated in the same manner as “Average Annual Total Return Before Taxes.”
“Average Annual Total Return (without any sales charges)” adjusts the average annual total return (with maximum sales charges) quotation by removing the effects of paying a sales charge. The Fund may compare its investment performance against that of a relevant benchmark index. Index performance calculation does not include a sales charge. To facilitate comparisons between an index and the Fund, the Fund may quote its average annual total return before taxes, without a sales charge.
Other Performance Measures. “Cumulative Total Return” is a measure of a fund’s performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, deducting a maximum front-end or applicable contingent deferred sales charge, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing by the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.
     “30-Day SEC Yield” is computed in accordance with a standardized method prescribed by the rules of the SEC and is calculated separately for each class. 30-Day SEC Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:

30-Day SEC Yield = 2 [(a — b + 1) 6 — 1]
cd

Where:	a =	dividends and interest earned during the period.

	b =	expenses accrued for the period.

	c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.

	d =	the maximum offering price per share on the last day of the period.
A Fund’s 30-Day SEC Yield fluctuates depending on prevailing interest rates, quality, maturities, types of instruments held and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield effectively will be reduced.
Current and Effective Yields. The current and effective yields for Davis Government Money Market Fund’s Class A shares for the seven-day period are calculated in accordance with the following formulas:
Davis Series, Inc., Statement of Additional Information 63

Current Yield = [(C-D) — BV] x (365/7)

Effective Yield = [ [ [ (C-D) — BV] + 1]365/7] - 1

C=	Net change (excluding capital change in value of hypothetical account with balance of one share at beginning of seven-day period).

D=	Deductions charged to hypothetical account.

BV=	Value of hypothetical account at beginning of seven-day period for which yield is quoted.
Davis Government Money Market Fund’s Current and Effective Yields will fluctuate depending on prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield effectively will be reduced.
Performance Rankings
Lipper Rankings. From time to time, the Funds may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes “peer-group” indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.
Morningstar Ratings and Rankings. From time to time, the Funds may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.
Performance Rankings and Comparisons by Other Entities and Publications. From time to time, the Funds may include in their advertisements and sales literature performance information about the Funds cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron’s, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Funds’ classes of shares may be compared in publications to the performance of various market indices or other investments and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.
Investors also may wish to compare the returns on each Davis Fund’s share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts and other forms of fixed- or variable-time deposits and various other instruments such as Treasury bills. However, none of the Davis Funds’ returns or share prices are guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.
From time to time, the Fund may publish rankings or ratings of the Adviser or Funds transfer agent and of the investor services provided by them to shareholders of the Davis Funds. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, using its research or judgment, or based on surveys of investors, brokers, shareholders or others.
Davis Series, Inc., Statement of Additional Information 64

Other Performance Statistics
In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper, Morningstar, or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund’s performance for any future period.
In advertising and sales literature the Davis Funds may publish various statistics relating to investment portfolio such as the average price to book and price to earnings ratios, beta, alpha, R-squared, standard deviation, etc. of the Funds portfolio holdings.
The performance of the Funds may be compared in publications to the performance of various indices and investments for which reliable performance data is available and to averages, performance rankings or other information prepared by recognized mutual fund statistical services. The Fund’s Annual Report and Semi-Annual Report contain additional performance information and are available on request and without charge by calling Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern time.
Davis Series, Inc., Statement of Additional Information 65

Appendix A:
Quality Ratings of Debt Securities
Moody’s Corporate Bond Ratings
Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than Aaa securities.
A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa — Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba — Bonds that are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.
Caa — Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca — Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C — Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Standard & Poor’s Corporate Bond Ratings
AAA — Debt rated AAA has the highest rating assigned by Standard and Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
Davis Series, Inc., Statement of Additional Information 66

BB — Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B — Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC — Debt rated CCC has a currently identifiable vulnerability to default and is dependent on favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B— rating.
CC — The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C — The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC— debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI — The rating CI is reserved for income bonds on which no interest is being paid.
D — Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody’s Commercial Paper Ratings
Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer that represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.
Standard & Poor’s Commercial Paper Ratings
The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in four categories, ranging from A for the highest quality to D for the lowest. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Within the A category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.
Davis Series, Inc., Statement of Additional Information 67

Appendix B:
Terms and Conditions for a Statement of Intention
(Class A Shares only)
Terms Of Escrow:
1.	Out of my initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified in this Statement will be held in escrow by State Street Bank and Trust Company in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in my name. For example, if the minimum amount specified under this statement is $100,000 and the public offering price applicable to transactions of $100,000 is $10 a share, 500 shares (with a value of $5,000) would be held in escrow.

2.	In the event I should exchange some or all of my shares to those of another mutual fund for which Davis Distributors, LLC, acts as distributor, according to the terms of this prospectus, I hereby authorize State Street Bank and Trust Company to escrow the applicable number of shares of the new fund, until such time as this Statement is complete.

3.	If my total purchases are at least equal to the intended purchases, the shares in escrow will be delivered to me or to my order.

4.	If my total purchases are less than the intended purchases I will permit Davis Distributors, LLC, my dealer, or State Street Bank and Trust Company to redeem the difference in the dollar amount of the sales charge that would have originally been paid by me, from the escrowed shares.

5.	I hereby irrevocably constitute and appoint State Street Bank and Trust Company my attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

6.	Shares remaining after the redemption referred to in Paragraph No. 4 will be credited to my account.

7.	The duties of State Street Bank and Trust Company are only such as are herein provided being purely ministerial in nature, and it shall incur no liability whatever except for willful misconduct or gross negligence so long as it has acted in good faith. It shall be under no responsibility other than faithfully to follow the instructions herein. It may consult with legal counsel and shall be fully protected in any action taken in good faith in accordance with advice from such counsel. It shall not be required to defend any legal proceedings that may be instituted against it in respect of the subject matter of this Agreement unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.
Davis Series, Inc., Statement of Additional Information 68

Appendix C
Summary of the Adviser’s
Proxy Voting Procedures and Policies
June 2006
Davis Selected Advisers, L.P. (“The Adviser”) votes on behalf of its clients in matters of corporate governance through the proxy voting process. The Adviser takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.
The Adviser votes proxies with a focus on the investment implications of each issue. For each proxy vote, The Adviser takes into consideration its duty to clients and all other relevant facts known to The Adviser at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.
The Adviser has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the Portfolio Managers for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.
Clients may obtain a copy of The Adviser’s Proxy Voting Policies and Procedures, and/or a copy of how their own proxies were voted, by writing to:
Davis Selected Advisers, L.P.
Attn: Chief Compliance Officer
2949 East Elvira Road, Suite 101
Tucson, Arizona, 85756
Guiding Principles
Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.
Other factors which we consider may include:
(a) Shareholder Oriented Management. One of the factors that The Adviser considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. The Adviser’s research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.
(b) Allow responsible management teams to run the business. Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. The Adviser supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, The Adviser opposes proposals that limit management’s ability to
Davis Series, Inc., Statement of Additional Information 69

do this. The Adviser will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.
(c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. The Adviser supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. The Adviser generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.
(d) Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.
The Adviser exercises its professional judgment in applying these principles to specific proxy votes. The Adviser’s Proxy Procedures and Policies provide additional explanation of the analysis which The Adviser may conduct when applying these guiding principles to specific proxy votes.
Conflicts of Interest
A potential conflict of interest arises when The Adviser has business interests that may not be consistent with the best interests of its client. The Adviser’s Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:
(1)	Votes consistent with the “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients;

(2)	The Adviser may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;

(3)	The Adviser may obtain guidance from an independent third party;

(4)	The potential conflict may be immaterial; or

(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.
Davis Series, Inc., Statement of Additional Information 70

FORM N-1A
DAVIS SERIES, INC.
POST-EFFECTIVE AMENDMENT NO. 57 UNDER THE SECURITIES ACT OF 1933
REGISTRATION STATEMENT No. 2-57209
AND
POST-EFFECTIVE AMENDMENT NO. 53 UNDER THE INVESTMENT COMPANY ACT OF 1940
REGISTRATION NO. 811-2679
PART C
OTHER INFORMATION
Item 23. Exhibits:

(a)(1)	Articles of Incorporation. Incorporated by reference to Exhibit (1) of Registrant’s registration statement 2-57209, filed on Edgar April 15, 1996.

(a)(2)	Articles Supplementary to Articles of Incorporation, reclassifying shares, dated August 28, 1996. Incorporated by reference to Exhibit (1)(b) of Registrant’s registration statement 2-57209, filed on Edgar August 12, 1997.

(a)(3)	Articles of Amendment, dated August 21, 1995, changing names (formerly, Retirement Planning Funds of America, Inc.). Incorporated by reference to Exhibit (a)(3) of Registrant’s registration statement 2-57209, filed on Edgar February 26, 2001.

(a)(4)	Articles Supplementary to Articles of Incorporation, increasing shares, dated December 8, 1997. Incorporated by reference to Exhibit (a)(4) of Registrant’s registration statement 2-57209, filed on Edgar February 26, 2001.

(a)(5)	Articles Supplementary to Articles of Incorporation, renaming “Davis Convertible Securities Fund” to “Davis Appreciation & Income Fund”. Incorporated by reference to Exhibit (a)(5) of Registrant’s registration statement 2-57209, filed on Edgar April 21, 2003.

(a)(6)*	Articles Supplementary to Articles of Incorporation, re-designating shares of Davis Government Money Market Fund.

(b)	By-laws. Amended and Restated Bylaws, incorporated by reference to Exhibit 23(b) of Registrant’s registration statement 2-57209, filed on Edgar April 27, 2000.

(c)	Instruments Defining Rights of Security Holders. Not applicable.

(d)(1)	Investment Advisory Contracts. Between Davis Series, Inc. and Davis Selected Advisers, L.P. dated January 1, 2001. Incorporated by reference to Exhibit (d)(1) of Registrant’s registration statement 2-57209, filed on Edgar February 26, 2001.

1

(d)(2)	Sub-Advisory Agreement between Davis Selected Advisers, L.P., and Davis Selected Advisers — NY, Inc., dated January 1, 2001. Incorporated by reference to Exhibit (d)(2) of Registrant’s registration statement 2-57209, filed on Edgar February 26, 2001.

*(d)(3)	Amendment to Investment Advisory Agreement dated July 1, 2009 reducing advisory fees.

(e)(1)	Underwriting Contracts. Distributing Agreement dated January 1, 2001. Incorporated by reference to Exhibit (23)(e)(1) of Registrant’s registration statement 2-57209, filed on Edgar April 26, 2001.

(e)(2)	Form of Dealer Agreement between principal underwriter and distributing broker-dealers. Incorporated by reference to Exhibit (e)(3) of Registrant’s registration statement 2-57209, filed on Edgar February 26, 2001.

(f)	Bonus or Profit Sharing Contracts. Not applicable.

(g)	Custodian Agreement. Agreement with State Street Bank & Trust dated January 1, 2006. Incorporated by reference to Exhibit (g) of Registrant’s registration statement 2-57209, filed on Edgar April 27, 2006.

(h)(1)	Other Material Contracts. Transfer Agent Agreement with Boston Financial Data Services dated January 1, 2006. Incorporated by reference to Exhibit (h)(1) of Registrant’s registration statement 2-57209, filed on Edgar April 27, 2006.

(h)(2)	Agreement Respecting Names, changing name from Retirement Planning Funds of America, Inc., to Davis Series, Inc., dated October 1, 1995. Incorporated by reference to Exhibit (h)(2) of Registrant’s registration statement 2-57209, filed on Edgar February 26, 2001.

(h)(3)**	DGMMF Management Fee Waiver and Expense Reimbursement dated 12/31/09.

(i)*	Legal Opinion. Opinion and Consent of Counsel, Greenberg Traurig LLP.

(j)*	Other Opinions. Consent of Independent Accountants, KPMG LP.

(k)	Omitted Financial Statements. Incorporated from the Annual Report.

(l)	Initial Capital Agreements. Not applicable.

(m)(1)	Rule 12b-1 Plan. Distribution Plans for Class A, B and C shares. Incorporated by reference to Exhibit (m)(1) of Registrant’s registration statement 2-57209, filed on Edgar February 26, 2001.

(m)(2)	Rule 12b-1 Plan. Distribution Expense Plan in Respect to Government Money Market Fund, dated February 1, 1992. Incorporated by reference to Exhibit (m)(2) of Registrant’s registration statement 2-57209, filed on Edgar February 26, 2001.

(n)	Rule 18f-3 Plan. Plan pursuant to Rule 18f-3, as amended June 10, 2003. Incorporated by reference to Exhibit (n) of Registrant’s registration statement 2-57209, filed on Edgar April 27, 2004.

(o)	Reserved.

2

(p)	Code of Ethics. Code of Ethics as amended August 1, 2009. . Incorporated by reference to Exhibit (p) of Registrants registration statement 2-57209, filed on Edgar March 2, 2010.

(q)(1)	Other Exhibits. Powers of Attorney for the Registrant, Officers and Board of Directors of Davis New York Venture Fund, Davis Series, and Davis Variable Account Fund, appointing Arthur Don and Thomas Tays as attorneys-in-fact dated January 11, 2001. Incorporated by reference to Exhibit (q) of Registrants registration statement 2-57209, filed on Edgar February 26, 2001.

(q)(2)	Other Exhibits. Powers of Attorney for the Registrant, Officers of Davis New York Venture Fund, Inc. (Eich and Reed), dated September 13, 2002 appointing Arthur Don and Thomas Tays as attorneys-in-fact. Incorporated by reference to Exhibit (q)(2) of Registrants registration statement 2-57209, filed on Edgar July 1, 2003.

(q)(3)	Other Exhibits. Power of Attorney for Robert Morgenthau, dated December 3, 2002 appointing Arthur Don and Thomas Tays as attorneys-in-fact. Incorporated by reference to Exhibit (q)(3) of Registrants registration statement 2-57209, filed on Edgar July 1, 2003.

(q)(4)	Other Exhibits. Power of Attorney for Thomas Gayner, dated April 19, 2004 appointing Arthur Don and Thomas Tays as attorneys-in-fact. Incorporated by reference to Exhibit (q)(4) of Registrants registration statement 2-57209, filed on Edgar April 27, 2004.

(q)(5)	Other Exhibits. Power of Attorney for Douglas Haines, Principal Financial Officer, dated September 14, 2004 appointing Arthur Don and Thomas Tays as attorneys-in-fact. Incorporated by reference to Exhibit (q)(5) of Registrant’s registration statement 2-57209, filed on Edgar February 25, 2005.

(q)(7)	Other Exhibits. Power of Attorney for Samuel H. Iapalucci, dated February 17, 2006 appointing Arthur Don and Thomas Tays as attorneys-in-fact. Incorporated by reference to Exhibit (q)(7) of Registrant’s registration statement 2-57209, filed on Edgar April 27, 2006.

(q)(8)	Other Exhibits. Power of Attorney for John Gates, dated February 9, 2007 appointing Arthur Don and Thomas Tays as attorneys-in-fact. Incorporated by reference to Exhibit (q)(8) of Registrant’s registration statement 2-57209, filed on Edgar April 26, 2007.

*	Filed herein
Item 24. Persons Controlled by or Under Common Control With Registrant
Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference from the Statement of Additional Information contained in Part B of this Registration Statement.
Item 25. Indemnification
Registrant’s Articles of Incorporation indemnifies its directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the “Law”)

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permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders’ derivative suits.
In addition, the Registrant’s directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant’s adviser.
In addition to the foregoing indemnification, Registrant’s Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.
Item 26. Business and Other Connections of Investment Adviser
Davis Selected Advisers, L.P. (“DSA”) and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-adviser to other investment companies. Affiliated companies include:
Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.
Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.
Davis Selected Advisers – NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for may of DSA’s advisory clients.
Davis Distributors LLC: a wholly-owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds and Selected Funds.
Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:
Andrew A. Davis (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. A director of selected Davis Funds and an officer of all of the Davis Funds. Officer and director of each of the Selected Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.
Christopher C. Davis (7/13/65), 609 Fifth Avenue, New York, NY 10017. A director of selected Davis Funds and an officer of all of the Davis Funds. Officer and director of each of the Selected Funds. President of Clipper Fund, Director, Chairman of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom Davis & Co., a registered broker/dealer. Director, Washington Post.
Kenneth C. Eich (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Executive Vice President and Principal Executive Officer of each of the Davis Funds, Selected Funds, and Clipper Fund; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

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Douglas Haines (3/4/71) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds, the Selected Funds, and Clipper Fund; Vice President of Davis Investments, LLC.
Sharra L. Haynes (9/25/66) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President and Chief Compliance Officer of each of the Davis Funds, the Selected Funds, and Clipper Fund; Vice President of Davis Investments, LLC. Also serves as Chief Compliance Officer for DSA and as a senior officer for several companies affiliated with DSA which are described above.
Thomas D. Tays (03/07/57), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President and Secretary of each of the Davis Funds, Selected Funds, and Clipper Fund; Vice President, Chief Legal Officer, and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Gary Tyc (05/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.
Russell O. Wiese (05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.
Item 27. Principal Underwriter
(a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, is the principal underwriter for each of the Davis Funds, the Selected Funds, and Clipper Fund: Davis New York Venture Fund Inc., Davis Series, Inc., Davis Variable Account Fund, Inc., Selected American Shares, Inc., Selected Special Shares, Inc., Selected Capital Preservation Trust, Clipper Fund, Inc., Clipper Funds Trust, and Davis Funds SICAV.
(b) Management of the Principal Underwriter:

Name and Principal	Positions and Offices with	Positions and Offices
Business Address	Underwriter	with Registrant
Kenneth C. Eich 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	President	Executive Vice President and Principal Executive Officer

Russell Wiese 609 Fifth Avenue, New York, NY 10017.	Chief Marketing Officer	None

Gary P. Tyc 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	Vice President, Treasurer and Assistant Secretary	None

Anthony Frazia 609 Fifth Avenue, New York, NY 10017.	Chief Compliance Officer	None

Evelyn Ned 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	Co-Chief Compliance Officer	None

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Name and Principal	Positions and Offices with	Positions and Offices
Business Address	Underwriter	with Registrant
Thomas D. Tays 2949 East Elvira Road, Suite 101 Tucson, AZ 85756	Vice President and Secretary	Vice President and Secretary
(c) Not applicable.
Item 28. Location of Accounts and Records
Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756, and at the offices of the Registrant’s custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant’s transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive, Seventh Floor, North Quincy, Massachusetts 02107.
Item 29. Management Services
Not applicable
Item 30. Undertakings
Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant’s latest annual report to shareholders upon request and without charge.

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DAVIS SERIES, INC.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tucson and State of Arizona on the 29th day of April, 2010.
The Registrant hereby certifies that this Post Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485 of the Securities Act of 1933.

DAVIS SERIES, INC.
*By:	/s/ Thomas Tays
Thomas Tays
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date
Kenneth Eich* Kenneth Eich	Principal Executive Officer	April 29, 2010

Douglas Haines* Douglas Haines	Principal Financial Officer; and Principal Accounting Officer	April 29, 2010

*By:	/s/ Thomas Tays
Thomas Tays
Attorney-in-Fact

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*Thomas Tays signs this document on behalf of the Registrant and each of the foregoing officers pursuant to powers of attorney. Incorporated by reference to Exhibits (q)(1), (q)(2) and (q)(5), of Part C of this Registration Statement.

/s/ Thomas Tays
Thomas Tays
Attorney-in-Fact

DAVIS SERIES, INC.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on April 29, 2010 by the following persons in the capacities indicated.

Signature	Title
Marc P. Blum* Marc P. Blum	Director

Andrew A. Davis* Andrew A. Davis	Director

John Gates*	Director

John Gates

Thomas S. Gayner* Thomas S. Gayner	Director

G. Bernard Hamilton* G. Bernard Hamilton	Director

Samuel H. Iapalucci* Samuel H. Iapalucci	Director

Robert P. Morgenthau* Robert P. Morgenthau	Director

Christian R. Sonne* Christian R. Sonne	Director

Marsha Williams* Marsha Williams	Director
*     Thomas Tays signs this document on behalf of each of the foregoing persons pursuant to powers of attorney. Incorporated by reference to Exhibits (q)(1), (q)(3), (q)(4), (q)(7) and (q)(8) of Part C of this Registration Statement.

/s/ Thomas Tays
Thomas Tays
Attorney-in-Fact

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EXHIBIT LIST

23(d)(3)	Amendment to Investment Advisory Agreement dated July 1, 2009 reducing advisory fees.

23(i)	Legal Opinion. Opinion and Consent of Counsel, (Greenberg Traurig LLP).

23(j)	Other Opinions. Consent of Auditors, KPMG LLP

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